             As filed with the Securities and Exchange Commission on May 1, 2006
                                                             File Nos. 333-81127
                                                                        811-7451

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

      PRE-EFFECTIVE AMENDMENT NO.
      POST-EFFECTIVE AMENDMENT NO. 8                                         [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 26 [ X ]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                BOSTON, MA 02117
          (Complete address of depositor's principal executive offices)

        Depositor's Telephone Number, Including Area Code: (617) 663-2184

                        ---------------------------------

                           ARNOLD R. BERGMAN, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                (Name and complete address of agent for service)

                                   ----------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ______, 2005 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                            (JOHN HANCOCK (R) LOGO)

                             JOHN HANCOCK ANNUITIES

                                                    Prospectus Dated May 1, 2006

                          Declaration Variable Annuity
                            Patriot Variable Annuity
                       Revolution Access Variable Annuity
                       Revolution Extra Variable Annuity**
                        Revolution Value Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in the deferred Purchase Payment variable annuity Contracts listed above that were previously issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("John Hancock"). These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Variable Life Insurance Company as "JHVLICO," "we," "us," "our," or "the Company." You, the Contract Owner, should refer to the first page of your Contract, to determine which of the above Contracts you purchased.



This Prospectus describes the variable portion of the Contracts to which you may allocate additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity benefit payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF ("Separate Account"). Each Sub-Account invests in one of the following funds of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.


JOHN HANCOCK TRUST


500 Index Trust B



Active Bond Trust



Blue Chip Growth Trust(1)



Bond Index Trust B(1)



Capital Appreciation Trust(1)



Equity-Income Trust(1)



Financial Services Trust



Global Bond Trust(1)



Growth and Income Trust (formerly, Growth & Income II Trust)



Health Sciences Trust(2)



High Yield Trust(1)



International Equity Index Trust B(1)



Managed Trust(1)



Mid Cap Index Trust(2)



Mid Cap Stock Trust(2)



Mid Value Trust(1)



Money Market Trust B



Overseas Equity Trust



Real Estate Securities Trust(1)



Short-Term Bond Trust(1)



Small Cap Growth Trust



Small Cap Index Trust(2)



Small Cap Value Trust(2)



Total Return Trust(2)



Total Stock Market Index Trust(2)



(1) Available on Revolution Variable Annuities and Patriot Variable Annuity Contracts only



(2)  Available on Revolution Variable Annuity Contracts only


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


** If you purchased a Revolution Extra Contract, we will add an "Extra Credit" of at least 3.5% of each Purchase Payment that you make under that Contract. Because of this feature, the withdrawal charge applicable to certain withdrawals of Contract Value may be higher than those imposed under Contracts without an "Extra Credit" or "bonus" feature. The amount of the Extra Credit may be more than offset by the withdrawal charge if you prematurely "surrender" or otherwise withdraw money in excess of the free withdrawal amounts while this charge is in effect.


                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


     ANNUITIES SERVICE CENTER                           MAILING ADDRESS
      601 Congress Street                             Post Office Box 55229
Boston, Massachusetts 02210-2805                Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 824-0335                  www.johnhancockannuities.com


                                Table of Contents


GLOSSARY OF SPECIAL TERMS .................................................    4
OVERVIEW ..................................................................    6
FEE TABLES ................................................................    7
   EXAMPLES ...............................................................    8
BASIC INFORMATION .........................................................   11
   WHAT IS THE CONTRACT? ..................................................   11
   WHO OWNS THE CONTRACT? .................................................   11
   IS THE OWNER ALSO THE ANNUITANT? .......................................   11
   HOW CAN I INVEST MONEY IN A CONTRACT? ..................................   11
      Purchase Payments ...................................................   11
      Initial Purchase Payment ............................................   11
      Issue Date and Contract Year ........................................   12
      Limits on Purchase Payments .........................................   12
      Ways to Make Additional Purchase Payments ...........................   12
      Additional Purchase Payments by Wire ................................   12
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME? ..   12
      Extra Credit Feature ................................................   13
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? .......................   13
   TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE
      CONTRACTS? ..........................................................   13
      State Law Insurance Requirements ....................................   13
      Variations in Charges or Rates ......................................   13
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ....................   13
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS? .................   14
      Allocation of Purchase Payments .....................................   15
      Transfers Among Investment Options ..................................   15
      Procedure for Transferring Your Assets ..............................   16
      Telephone and Facsimile Transactions ................................   16
      Electronic Information ..............................................   16
      Dollar Cost Averaging Programs ......................................   17
      Strategic Rebalancing ...............................................   17
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ...............   17
      Asset-Based Charges .................................................   17
      Annual Contract Fee .................................................   18
      Premium Taxes .......................................................   18
      Withdrawal Charge ...................................................   18
      Other Charges .......................................................   19
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? .............................   20
      Surrenders and Partial Withdrawals ..................................   20
      Nursing Home Waiver of Withdrawal Charge ............................   21
      Waiver of Withdrawal Charge Rider ...................................   21
      Systematic Withdrawal Plan ..........................................   22
      Telephone Withdrawals ...............................................   22
   WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE MY CONTRACT'S
      MATURITY DATE? ......................................................   22
      If you die before annuity payments have begun: ......................   22
      If you die on or after annuity payments have begun: .................   23
      Death benefits following death of annuitant .........................   23
      Standard Death Benefit ..............................................   24
      Enhanced death benefit Riders .......................................   24
   WHAT OTHER OPTIONAL BENEFITS  MAY HAVE BEEN AVAILABLE TO ME UNDER
      A CONTRACT? .........................................................   24
      Accumulated Value Enhancement Benefit ...............................   24
      Guaranteed Retirement Income Benefit ................................   25
   CAN I RETURN MY CONTRACT? ..............................................   25
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE FUNDS ..........   27
   THE COMPANY ............................................................   27
   THE SEPARATE ACCOUNT ...................................................   27
   THE FUNDS ..............................................................   28
HOW WE SUPPORT THE FIXED INVESTMENT OPTIONS ...............................   32
HOW THE FIXED INVESTMENT OPTIONS WORK .....................................   32
      Guaranteed Interest Rates ...........................................   32
      Calculation of Market Value Adjustment ("MVA") ......................   32
      What additional guarantee applies to the fixed investment
         options under my contract? .......................................   33
   THE ACCUMULATION PERIOD ................................................   36
      Your Value in Our Variable Investment Options .......................   36
      Valuation of Accumulation Units .....................................   36
      Your Value in the Fixed Investment Options ..........................   36
   THE ANNUITY PERIOD .....................................................   37
      Maturity Date .......................................................   37
      Choosing Fixed or Variable Annuity Payments .........................   37
      Selecting an Annuity Option .........................................   37
      Variable Monthly Annuity Payments ...................................   37
      Assumed Investment Rate .............................................   38
      Transfers During the Annuity Period .................................   38
      Fixed Monthly Annuity Payments ......................................   38
      Annuity Options .....................................................   38
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES ...........................   39
FEDERAL TAX MATTERS .......................................................   40
   INTRODUCTION ...........................................................   40
   OUR TAX STATUS .........................................................   40
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ...........................   40
   NON-QUALIFIED CONTRACTS ................................................   40
      Undistributed Gains .................................................   40
      Taxation of Annuity Payments ........................................   40
      Surrenders, Withdrawals and Death Benefits ..........................   41
      Taxation of Death Benefit Proceeds ..................................   41
      Penalty Tax on Premature Distributions ..............................   41
      Puerto Rico Non-Qualified Contracts .................................   42

   Diversification Requirements ...........................................   42
   QUALIFIED CONTRACTS ....................................................   42
      Penalty Tax on Premature Distributions ..............................   43
      Tax-Free Rollovers ..................................................   44
      Loans ...............................................................   44
      Puerto Rico Contracts Issued to Fund Retirement Plans ...............   44
   SEE YOUR OWN TAX ADVISER ...............................................   44
PERFORMANCE INFORMATION ...................................................   46
REPORTS ...................................................................   46
VOTING PRIVILEGES .........................................................   46
CERTAIN CHANGES ...........................................................   46
      Changes to the Account ..............................................   46
      Variations in Charges or Rates for Eligible Classes .................   47
DISTRIBUTION OF CONTRACTS .................................................   47
EXPERTS ...................................................................   48
APPENDIX A: DETAILS ABOUT OUR FIXED INVESTMENT OPTIONS ....................   49
      Guaranteed Interest Rates ...........................................   49
      Computation of Market Value Adjustment ..............................   49
APPENDIX B: EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS ....................   51
   DECLARATION AND PATRIOT VARIABLE ANNUITIES .............................   51
      Declaration and Patriot Variable Annuities - continued ..............   52
   EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS - CONTINUED .................   53
      Revolution Extra Variable Annuities .................................   53
      Revolution Extra Variable Annuities - continued .....................   54
  EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS - CONTINUED ..................   55
      Revolution Value Variable Annuities .................................   55
      Revolution Value Variable Annuities - continued .....................   56
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS ..............................   57
   DECLARATION AND PATRIOT VARIABLE ANNUITIES .............................   57
      "Stepped-Up" Death Benefit Rider ....................................   57
      Accidental Death Benefit Rider ......................................   57
   REVOLUTION ACCESS, REVOLUTION EXTRA, AND REVOLUTION VALUE VARIABLE
      ANNUITIES ...........................................................   57
      Enhanced Death Benefit Rider ........................................   58
      Earnings Enhancement Death Benefit Rider ............................   58
APPENDIX D: EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION ....   60
      Example 1 - Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or additional Purchase
         Payments .........................................................   60
      Example 2 - Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and additional Purchase
         Payments .........................................................   60
APPENDIX E: QUALIFIED PLAN TYPES ..........................................   62
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ................................   65

We provide additional information about the Contracts and the Separate Account in Statements of Additional Information, dated the same date as this Prospectus, which we filed with the SEC and incorporate herein by reference. You may obtain the Statement of Additional Information applicable to your Contract without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.



JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF



Statement of Additional Information



Table of Contents


                                                                     page of SAI
                                                                     -----------
Distribution .....................................................        2
Calculation of Performance Data ..................................        2
Other Performance Information ....................................        3
Calculation of Annuity Payments ..................................        4
Additional Information About Determining
   Unit Values ...................................................        5
Purchases and Redemptions of Fund Shares .........................        6
The Account ......................................................        6
Delay of Certain Payments ........................................        7
Liability for Telephone Transfers ................................        7
Voting Privileges ................................................        7
Financial Statements .............................................        9

                            Glossary of Special Terms



The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.



ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.



ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.



ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.



ANNUITY PERIOD: The period when we make annuity benefit payments to you following the Maturity Date.



ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity benefit payments.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Variable Life Insurance Company.


CONTRACT: The variable annuity contracts described by this Prospectus.



CONTRACT VALUE: At any time before the Maturity Date, the total value of your Contract equals:


-    the total amount you invested,


- plus the amount(s) credited to your Contract under the "Extra Credit Feature" (available only on the Revolution Extra Variable Annuity)


-    minus all charges we deduct,

-    minus all withdrawals you have made,


- plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a Fixed Investment Option,



- plus or minus each Variable Investment Option's positive or negative investment return that we credit daily to any of your Contract's value while it is in that option, and



- plus the interest we credit to any of your Contract's value while it is in a Fixed Investment Option.


CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.


GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Accounts or any other separate account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHVLICO: John Hancock Variable Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.



OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in Contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.


PROSPECTUS: This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount paid by a Contract Owner to us as consideration for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.



QUALIFIED PLAN: A Retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



RIDER: An optional benefit that you may elect for an additional charge.



SEPARATE ACCOUNT: John Hancock Variable Annuity Account JF. A separate account is a segregated account of a company that is not commingled with the general assets and obligations of that company.



SUB-ACCOUNT: A sub-account of the Separate Account. Each Sub-Account is invests in shares of a specific Fund.



SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option which corresponds to a Sub-Account of a Separate Account that invests in shares of a specific Fund.

                                    Overview


This is the Prospectus - it is not any Contract. The Prospectus simplifies many Contract provisions to better communicate a Contract's essential features. Your rights and obligations under the Contracts will be determined by the language of a Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.



The Contracts described in this Prospectus are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.



Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.



The Variable Investment Options shown on the first page of this Prospectus are those available under the Contracts described in this Prospectus as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.



When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Fund of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual Fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Funds of the Trust. Each of the Funds is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Fund. Be sure to read that prospectus before selecting any of the Variable Investment Options.



For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your local jurisdiction. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."



We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.



The annuity described in this Prospectus may be sold on a group basis. If you purchase the annuity under a group Contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group Contract.



The Contracts are not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.



This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


CONTRACT OWNER TRANSACTION        DECLARATION            PATRIOT        REVOLUTION ACCESS    REVOLUTION EXTRA     REVOLUTION VALUE
EXPENSES(1)                     VARIABLE ANNUITY     VARIABLE ANNUITY    VARIABLE ANNUITY    VARIABLE ANNUITY     VARIABLE ANNUITY
----------------------------  -------------------  -------------------  -----------------  -------------------  -------------------
Maximum Withdrawal Charge     6% for the 1st year  6% for the 1st year         None        7% for the 1st year  7% for the 1st year
(as % of amount withdrawn or  6% for the 2nd year  6% for the 2nd year                     7% for the 2nd year  6% for the 2nd year
surrendered) (2)              5% for the 3rd year  5% for the 3rd year                     7% for the 3rd year  5% for the 3rd year
                              5% for the 4th year  5% for the 4th year                     7% for the 4th year  4% for the 4th year
                              4% for the 5th year  4% for the 5th year                     6% for the 5th year  3% for the 5th year
                              3% for the 6th year  3% for the 6th year                     5% for the 6th year  2% for the 6th year
                              2% for the 7th year  2% for the 7th year                     4% for the 7th year  1% for the 7th year
                              0% thereafter        0% thereafter                           0% thereafter        0% thereafter

Maximum transfer charge(3)    $25                  N/A                         $25         $25                  $25



(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment.



(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.



(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.


                                     DECLARATION         PATRIOT      REVOLUTION ACCESS  REVOLUTION EXTRA  REVOLUTION VALUE
                                  VARIABLE ANNUITY  VARIABLE ANNUITY   VARIABLE ANNUITY  VARIABLE ANNUITY  VARIABLE ANNUITY
                                  ----------------  ----------------  -----------------  ----------------  ----------------
Maximum Annual Contract Fee(4)       $50               $50               $50              $50               $50
Current Annual Contract Fee (5)      $30               $30               $30              $30               $30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (6)

(Contracts with initial Purchase Payment less than $250,000)
Asset-Based Charge                   1.25%             1.25%             1.25%            1.25%             1.25%

(Contracts with initial Purchase Payment greater than $250,000)
Asset-Based Charge                   1.00%             1.00%             1.25%            1.25%             1.25%

OPTIONAL BENEFIT RIDER CHARGES(7) (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL
VALUE UNLESS OTHERWISE STATED)

Accidental Death Benefit Rider       0.10%             0.10%             Not Offered      Not Offered       Not Offered
Accumulated Value Enhance-ment       Not Offered       Not Offered       Maximum: 1.00%   Maximum: 1.00%    Maximum: 1.00%
("CARESolutions Plus")                                                   Current: 0.40%   Curent: 0.35%     Current: 0.35%
Rider(8) (as a percentage of
your initial Purchase Payment)
Earnings Enhancement                 Not Offered       Not Offered       0.25%            0.25%             0.25%

("Beneficiary Tax Relief") Death
Benefit Rider
Enhanced "Stepped Up" Death          0.15%             0.15%             Not Offered      Not Offered       Not Offered
Benefit Rider
Enhanced Death Benefit Rider(9)      Not Offered       Not Offered       0.25%            0.25%             0.25%

Guaranteed Retirement Income         Not Offered       Not Offered       0.30%            0.30%             0.30%
Benefit Rider (10)

Nursing Home Waiver (10)             0.05%             0.05%             Not Offered      Not Offered       Not Offered
Waiver of Withdrawal Charge          Not Offered       Not Offered       Not Offered      0.10%             0.10%
("CARESolutions") Rider(11)



(4) This charge is not currently imposed and would only apply to Declaration and Patriot Contracts of less than $10,000; and Revolution Access, Revolution Extra, and Revolution Value Contracts of less than $50,000.



(5) This charge applies only to Declaration and Patriot Contracts of less than $10,000; and Revolution Access, Revolution Extra, and Revolution Value Variable Annuities Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.



(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options. For Revolution Access, Revolution Extra and Revolution Value Variable Annuities Contracts, the charge does not apply to the guarantee rate account under our dollar-cost averaging value program.



(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.



(8) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.



(9) In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.



(10) This Rider is not available for Contracts issued after April 30, 2004.

                                     DECLARATION         PATRIOT      REVOLUTION ACCESS  REVOLUTION EXTRA  REVOLUTION VALUE
                                  VARIABLE ANNUITY  VARIABLE ANNUITY   VARIABLE ANNUITY  VARIABLE ANNUITY  VARIABLE ANNUITY
                                  ----------------  ----------------  -----------------  ----------------  ----------------



(11) as a percentage of that portion of your Contracts total value attributable to Purchase Payments that are still subject to withdrawal charges


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.


         TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------           -------   -------
Range of expenses that are deducted from Fund assets,    0.50%     1.28%
   including management fees, and other expenses





EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Fund fees and expenses.


The first example assumes that you invest $10,000 in a Contract with all the optional benefit Riders that may have been available . The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                   MAXIMUM FUND LEVEL TOTAL OPERATING EXPENSES


DECLARATION VARIABLE ANNUITY WITH ENHANCED
"STEPPED-UP" DEATH BENEFIT RIDER, ACCIDENTAL DEATH
BENEFIT RIDER AND NURSING HOME WAIVER RIDER          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------   ------   -------   -------   --------
If you surrender the Contract at the end of the       $831     $1,338    $1,872    $3,200
applicable time period:

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $291     $  890    $1,516    $3,200



PATRIOT PREFERRED VARIABLE ANNUITY WITH ENHANCED
"STEPPED-UP" DEATH BENEFIT RIDER, ACCIDENTAL DEATH
BENEFIT RIDER AND NURSING HOME WAIVER RIDER          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------   ------   -------   -------   --------
If you surrender the Contract at the end of the       $829     $1,334    $1,866    $3,187
applicable time period:

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $289     $  886    $1,509    $3,187



REVOLUTION ACCESS VARIABLE ANNUITY WITH ENHANCED
DEATH BENEFIT RIDER, EARNINGS ENHANCEMENT DEATH
BENEFIT RIDER, ACCUMULATED VALUE ENHANCEMENT RIDER
AND GUARANTEED RETIREMENT INCOME BENEFIT RIDER       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------   ------   -------   -------   --------
If you surrender the Contract at the end of the       $378     $1,147    $1,934    $3,980
applicable time period:

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $378     $1,147    $1,934    $3,980



REVOLUTION EXTRA VARIABLE ANNUITY WITH WAIVER OF
WITHDRAWAL CHARGE RIDER, ENHANCED DEATH BENEFIT
RIDER, EARNINGS ENHANCEMENT DEATH BENEFIT RIDER,
ACCUMULATED VALUE ENHANCEMENT RIDER AND GUARANTEED
RETIREMENT INCOME BENEFIT RIDER                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------   ------   -------   -------   --------
If you surrender the Contract at the end of the      $1,014    $1,793    $2,499    $4,034
applicable time period:

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :           $  384    $1,165    $1,962    $4,034

                   MAXIMUM FUND LEVEL TOTAL OPERATING EXPENSES


REVOLUTION VALUE VARIABLE ANNUITY WITH WAIVER OF
WITHDRAWAL CHARGE RIDER, ENHANCED DEATH BENEFIT
RIDER, EARNINGS ENHANCEMENT DEATH BENEFIT RIDER,
ACCUMULATED VALUE ENHANCEMENT RIDER AND GUARANTEED
RETIREMENT INCOME BENEFIT RIDER                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------   ------   -------   -------   --------
If you surrender the Contract at the end of the      $1,013    $1,610    $2,224    $4,022
applicable time period:

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :           $  383    $1,161    $1,956    $4,022


The next example assumes that you invest $10,000 in a Contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                   MINIMUM FUND LEVEL TOTAL OPERATING EXPENSES


DECLARATION VARIABLE ANNUITY                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------                         ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                               $721     $1,006    $1,318    $2,091

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $181     $  559    $  963    $2,091



PATRIOT VARIABLE ANNUITY                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------                             ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                               $720     $1,004    $1,313    $2,083

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $180     $  557    $  959    $2,083



REVOLUTION ACCESS VARIABLE ANNUITY                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------                   ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                               $180      $557      $959     $2,083

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $180      $557      $959     $2,083



REVOLUTION EXTRA VARIABLE ANNUITY                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------                    ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                               $810     $1,184    $1,493    $2,088

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $180     $  558    $  961    $2,088



REVOLUTION VALUE VARIABLE ANNUITY                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------                    ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                               $809     $1,003    $1,223    $2,080

If you annuitize, or do not surrender the Contract
at the end of the applicable time period :            $179     $  556    $  957    $2,080



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH FUND, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



ALL OF THE FUNDS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12B-1 FEES. THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A FUND ARE BASED UPON THE EXPENSE RATIOS OF THE FUND'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2005 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12B-1 FEE APPLICABLE TO THE NAV SHARES).



                                                     MANAGEMENT     OTHER       TOTAL FUND
                                                        FEES      EXPENSES   ANNUAL EXPENSES
                                                     ----------   --------   ---------------
JOHN HANCOCK TRUST (NAV):                                                         (NAV)
500 Index Trust B (See Note 6.)                         0.47%       0.03%         0.50%
Active Bond Trust                                       0.60%       0.07%         0.67%
Blue Chip Growth Trust (See Notes 1, 2 and 4.)          0.81%       0.07%         0.88%

                                                     MANAGEMENT     OTHER       TOTAL FUND
                                                        FEES      EXPENSES   ANNUAL EXPENSES
                                                     ----------   --------   ---------------
JOHN HANCOCK TRUST (NAV):                                                         (NAV)
Bond Index Trust B (See Notes 2 and 6.)                 0.47%       0.03%         0.50%
Capital Appreciation Trust (See Notes 1 and 2.)         0.81%       0.05%         0.86%
Equity-Income Trust (See Notes 1, 2 and 4.)             0.81%       0.05%         0.86%
Financial Services Trust (See Notes 1, 2 and 5.)        0.82%       0.09%         0.91%
Global Bond Trust (See Note 2.)                         0.70%       0.12%         0.82%
Growth & Income Trust (See Note 1.)                     0.68%       0.08%         0.76%
Health Sciences Trust (See Notes 1, 2 and 4.)           1.05%       0.12%         1.17%
High Yield Trust (See Notes 1 and 2.)                   0.66%       0.07%         0.73%
International Equity Index Trust B (See Note 6.)        0.55%       0.04%         0.59%
Managed Trust (See Notes 2 and 3.)                      0.69%       0.06%         0.75%
Mid Cap Index Trust (See Notes 1 and 2.)                0.49%       0.04%         0.53%
Mid Cap Stock Trust (See Notes 1 and 2.)                0.84%       0.08%         0.92%
Mid Value Trust (See Notes 1, 2 and 4.)                 0.98%       0.08%         1.06%
Money Market Trust B (See Note 6.)                      0.49%       0.04%         0.53%
Overseas Equity Trust (See Notes 1 and 2.)              1.05%       0.23%         1.28%
Real Estate Securities Trust (See Notes 1 and 2.)       0.70%       0.06%         0.76%
Short-Term Bond Trust (See Notes 1 and 2.)              0.59%       0.09%         0.68%
Small Cap Growth Trust (See Notes 1 and 2.)             1.07%       0.06%         1.13%
Small Cap Index Trust (See Notes 1 and 2.)              0.49%       0.04%         0.53%
Small Cap Value Trust (See Note 1.)                     1.07%       0.05%         1.12%
Total Return Trust (See Note 2.)                        0.70%       0.07%         0.77%
Total Stock Market Index Trust (See Notes 1and 2.)      0.49%       0.04%         0.53%



1. The management fee shown for this Fund reflects the method of calculating the advisory fee that became effective during October, 2005 and assumes these changes were in effect for the year ended December 31, 2005. Under this method, the applicable portion of the Fund's aggregate net assets are combined with the applicable portions of one or more other funds having the same subadviser for the purpose of determining advisory fee break points.



2. The amounts shown for this Fund reflect the advisory fee rates that became effective April 29, 2005. Expenses shown in the table assume these changes were in effect for the year ended December 31, 2005



3.   This Fund commenced operations on April 29, 2005.



4. The subadviser has voluntarily agreed to waive a portion of its subadvisory fee for John Hancock Trust's Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust series. This waiver is based on the combined average daily net assets of these Funds and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Funds"). Under the voluntary agreement, the subadviser will reduce its fee by 5.00% for the amount of the T. Rowe Funds' combined average daily net assets in excess of $750 million and, effective November 1, 2006, by an additional 2.50% for the amount of the T. Rowe Funds' combined average daily net assets in excess of $1.5 billion. The adviser has also voluntarily agreed to reduce the advisory fee for each Fund by the amount that the subadvisory fee for that Fund is reduced. These voluntary fee waivers may be terminated at any time by the subadviser or the adviser.



5. The management fee shown reflects the rates of advisory fees for the Financial Services Trust that became effective October 14, 2005. Prior to that date, the adviser voluntarily agreed to reduce its advisory fee the Fund to such rates (0.85% of the first $50 million of the Fund's average annual net assets; 0.80% of the next $450 million and 0.75% of the Fund's average annual net assets over $500 million).



6. This Fund commenced operations on April 29, 2005. "Other Expenses" shown in the table for this Fund are based on estimates for the current fiscal year. The adviser for this Fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the Fund) to the extent necessary to limit the Fund's "Annual Operating Expenses." A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

                                BASIC INFORMATION

WHAT IS THE CONTRACT?


Each of the five (5) contacts listed on the first page of this Prospectus are deferred Purchase Payment variable annuity Contracts. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" Contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.


WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any ANNUITY OPTION that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each subsequent Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Purchase Payments to keep the Contract in force.

                                              MINIMUM
                     MINIMUM     MINIMUM      DIRECT
                     INITIAL   SUBSEQUENT     DEPOSIT
                    PURCHASE    PURCHASE    SUBSEQUENT
CONTRACT             PAYMENT     PAYMENT      PAYMENT
--------            --------   ----------   ----------
Declaration          $ 1,000      $500         $100
Patriot              $ 1,000      $500         $100
Revolution Access    $25,000      $200         $100
Revolution Extra     $10,000      $200         $100
Revolution Value     $ 5,000      $200         $100


Initial Purchase Payment


When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments


You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option, in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date until the age limit shown below:



                                   YOU MAY NOT MAKE ANY PURCHASE PAYMENTS
IF YOUR CONTRACT IS USED TO FUND       AFTER THE ANNUITANT REACHES AGE
--------------------------------   --------------------------------------
A Qualified Plan                   70 1/2 (1)
A Non-Qualified plan               85 (2)



(1)  except for a Roth IRA, which has no age limit



(2)  84 1/2 for Declaration Variable Annuity


Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order should be:

-    drawn on a U.S. bank,

-    drawn in U.S. dollars, and


-    made payable to "John Hancock" and sent to the Annuities Service Center



We credit any additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.



We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.


Additional Purchase Payments by Wire


You may transmit additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.



If your wire order is complete, we will invest the additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.


HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we credit to your Contract in any Variable Investment Option. We describe these charges below under "What Fees and Charges will be Deducted From My Contract?".

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".




Extra Credit Feature

(AVAILABLE ONLY ON THE REVOLUTION EXTRA VARIABLE ANNUITY CONTRACTS)


Each time you make a Purchase Payment, we will credit an extra amount to the total value of your Contract in addition to the amount of the Purchase Payment. If your Purchase Payment is greater than $10,000 and less than $2.5 million, the extra amount will be equal to 3.5% of the Purchase Payment. If your Purchase Payment is $2.5 million or more, the extra amount will be equal to 5.0% of the Purchase Payment. These extra amounts are referred to as extra credits. Each extra credit will be credited to your Contract at the same time the Purchase Payment is credited and will be allocated among the Variable Investment Options and the Fixed Investment Options in the same way that the Purchase Payment is allocated (see "Allocation of Purchase Payments" ). However, each extra credit will be treated as "earnings" under your Contract, not as a Purchase Payment, for purposes of determining withdrawal charges. Amounts attributable to extra credits also will be considered "earnings" under a Contract for federal tax purposes and "earnings" with respect to our determination of certain benefits under your Contract and any optional benefit Riders that you may have purchased.



We expect to make a profit from the Contracts and anticipate that a portion of the withdrawal charge, and any profits derived from other Contract fees and charges, will be used to help recover our cost of providing the Extra Credit feature. (For a description of these fees and charges, see the response to the question "What Fees and Charges will be Deducted from My Contract?") Under certain circumstances (such as a withdrawal of money that is in excess of the Free Withdrawal amounts, while a withdrawal charge is in effect) the cost associated with the Extra Credit feature may exceed the Extra Credit amount and any related earnings. You should consider this possibility before remitting any additional Purchase Payments for a Revolution Extra Contract.


WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements


Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations will be reflected in your Contract or in endorsements attached to your Contract.


Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Certain Changes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

- full or partial withdrawals (including surrenders and systematic withdrawals),

-    payment of any death benefit proceeds, and

-    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

-    the type of the distribution,

-    when the distribution is made,


-    the nature of any Qualified Plan for which the Contract is being used, and


-    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.


IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of Purchase Payments


When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.



We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time or over the life of your Contract.


Transfers Among Investment Options

During the accumulation period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

It is also our current practice to approve transfers to a Fixed Investment Option, if available under your Contract, after the end of the 10th Contract Year. We reserve the right to terminate this practice at any time.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one Variable Investment Option or Fixed Investment Option in any Contract Year is $1,000,000.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


Variable investment options in variable annuity products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment option's corresponding fund to increased portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding fund manager's ability to effectively manage such corresponding fund's investment portfolio in accordance with the its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs (ONLY THE REVOLUTION VALUE VARIABLE ANNUITY HAS MORE THAN ONE DOLLAR COST AVERAGING PROGRAM; see below under "Dollar Cost Averaging Programs") or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Funds and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

-    restricting the number of transfers made during a defined period,

-    restricting the dollar amount of transfers,

- restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail), and

-    restricting transfers into and out of certain sub-accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

Procedure for Transferring Your Assets


You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:


-    your name,

-    daytime telephone number,

-    Contract number,

- the names of the Investment Options to and from which assets are being transferred, and

-    the amount of each transfer.


Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


Telephone and Facsimile Transactions


If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.


If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information

You may access information about your Contract through our website, www.johnhancockannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar Cost Averaging Programs

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

-    the amount of each transfer must equal at least $100,

- you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

-    you may discontinue the program at any time,

- the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted,

- automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

(Available only on the Revolution Value Variable Annuity.) Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

-    that your deposit should be allocated to this program; and

-    the Variable Investment Options to which assets will be transferred; and

-    the percentage amount to be transferred to each such Variable Investment
     Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Strategic Rebalancing

This program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance.


This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.


The Fixed Investment Options do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?


We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity benefit payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' prospectuses.


Asset-Based Charges


We deduct Separate Account expenses daily, as a percentage of average account value, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (6)



(Contracts with initial Purchase Payment less than $250,000)
Asset-Based Charge               1.25%  1.25%  1.25%  1.25%  1.25%

(Contracts with initial Purchase Payment greater than $250,000)
Asset-Based Charge               1.00%  1.00%  1.25%  1.25%  1.25%


This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee


We currently deduct a $30 annual Contract fee at the end of each Contract Yearfor a DECLARATION OR PATRIOT CONTRACT WITH A TOTAL VALUE OF LESS THAN $10,000 and also for a REVOLUTION ACCESS, REVOLUTION EXTRA OR REVOLUTION VALUE CONTRACT WITH A TOTAL VALUE OF LESS THAN $50,000. We also deduct the annual fee before then if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above either $10,000 FOR DECLARATION and PATRIOT CONTRACTS, or $50,000 FOR REVOLUTION ACCESS, REVOLUTION EXTRA, AND REVOLUTION VALUE CONTRACTS.


We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes


We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                           PREMIUM TAX RATE
 STATE OR   ---------------------------------------------
TERRITORY   QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
---------   -------------------   -----------------------
CA                 0.50%                  2.35%
GUAM               4.00%                  4.00%
ME(A)              0.00%                  2.00%
NV                 0.00%                  3.50%
PR                 3.00%                  3.00%
SD(A)              0.00%                  1.25%(B)
WV                 1.00%                  1.00%
WY                 0.00%                  1.00%



A    We pay premium tax upon receipt of Purchase Payment.



B    0.80% on Purchase Payments in excess of $500,000.


Withdrawal Charge

(Not applicable to the Revolution Access Variable Annuity)


If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." The amount of this charge will depend on the type of Contract you purchased and the number of years that have passed since we received your Purchase Payments, as shown below:



                          DECLARATION             PATRIOT        REVOLUTION ACCESS     REVOLUTION EXTRA      REVOLUTION VALUE
                       VARIABLE ANNUITY      VARIABLE ANNUITY     VARIABLE ANNUITY     VARIABLE ANNUITY      VARIABLE ANNUITY
                     -------------------   -------------------   -----------------   -------------------   -------------------


                          DECLARATION             PATRIOT        REVOLUTION ACCESS     REVOLUTION EXTRA      REVOLUTION VALUE
                       VARIABLE ANNUITY      VARIABLE ANNUITY     VARIABLE ANNUITY     VARIABLE ANNUITY      VARIABLE ANNUITY
                     -------------------   -------------------   -----------------   -------------------   -------------------
Maximum Withdrawal   6% for the 1st year   6% for the 1st year                       7% for the 1st year   7% for the 1st year
Charge               6% for the 2nd year   6% for the 2nd year                       7% for the 2nd year   6% for the 2nd year
(as % of amount      5% for the 3rd year   5% for the 3rd year                       7% for the 3rd year   5% for the 3rd year
withdrawn or         5% for the 4th year   5% for the 4th year                       7% for the 4th year   4% for the 4th year
surrendered) (1)     4% for the 5th year   4% for the 5th year         None          6% for the 5th year   3% for the 5th year
                     3% for the 6th year   3% for the 6th year                       5% for the 6th year   2% for the 6th year
                     2% for the 7th year   2% for the 7th year                       4% for the 7th year   1% for the 7th year
                     0% thereafter         0% thereafter                             0% thereafter         0% thereafter



(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.



Withdrawal charges help to compensate us for the cost of selling the Contracts, including expenses relating to the Extra Credit feature under Revolution Extra Variable Annuity Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.



FREE WITHDRAWAL AMOUNTS (applicable to Revolution Extra and Revolution Value Contracts): If you purchased a Revolution Extra or Revolution Value Contract and have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. For Revolution Extra Contracts, "profit" also includes any amounts attributable to an Extra Credit. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date. If you



FREE WITHDRAWAL AMOUNTS (applicable to Patriot and Declaration Contracts): If you purchased a Patriot or Declaration Contract, you you can make withdrawals without any withdrawal charge, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.



HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.



We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.



You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.


WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

- on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;


- on certain withdrawals if you have elected the Rider that waives the withdrawal charge (nursing home Rider for Declaration and Patriot Variable Annuities); and


- on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges


If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefitproportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:



OPTIONAL BENEFIT RIDER CHARGES (1) (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)

Accidental Death Benefit Rider     0.10%         0.10%         Not Offered      Not Offered      Not Offered

Accumulated Value Enhance-ment     Not Offered   Not Offered   Maximum: 1.00%   Maximum: 1.00%   Maximum: 1.00%
("CARESolutions Plus") Rider(2)                                Current: 0.40%   Curent: 0.35%    Current: 0.35%
(as a percentage of your initial
Purchase Payment)

Earnings Enhancement               Not Offered   Not Offered   0.25%            0.25%            0.25%
("Beneficiary Tax Relief") Death
Benefit Rider

Enhanced "Stepped Up" Death        0.15%         0.15%         Not Offered      Not Offered      Not Offered
Benefit Rider

Enhanced Death Benefit Rider(3)    Not Offered   Not Offered   0.25%            0.25%            0.25%

Guaranteed Retirement Income       Not Offered   Not Offered   0.30%            0.30%            0.30%
Benefit Rider (4)

Nursing Home Waiver (4)            0.05%         0.05%         Not Offered      Not Offered      Not Offered

Waiver of Withdrawal Charge        Not Offered   Not Offered   Not Offered      0.10%            0.10%
("CARESolutions") Rider(5)



(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.



(2) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.



(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.



(4)  This Rider was not available for Contracts issued after April 30, 2004.



(5) The charge shown is a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges


HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?




Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:


-    surrender your Contract for a cash payment of its Surrender Value," or


-    make a partial withdrawal of the surrender value.





Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.



We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.


Without our prior approval, you may not make a partial withdrawal:

-    for an amount less than $100, or

-    if the remaining total value of your Contract would be less than $1,000.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. FOR DECLARATION AND PATRIOT VARIABLE ANNUITIES ONLY: if your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals.


Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


SIGNATURE GUARANTEE REQUIREMENTS FOR SURRENDERS AND PARTIAL WITHDRAWALS: We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

- You are requesting that we mail the amount withdrawn to an alternate address; or

-    You have changed your address within 30 days of the withdrawal request; or

-    You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above. Nursing Home Waiver of Withdrawal Charge

(Applicable only to the Declaration and Patriot Variable Annuities)


If you own a Declaration or Patriot Contract, you have may purchased an optional nursing home waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. If you purchased this Rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:


- you become confined to a nursing home beginning at least 90 days after we issue your Contract.

- you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

- we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

-    your confinement is prescribed by a doctor and medically necessary.


At the time of application, you could not purchase this Rider if (1) you were older than 75 years at application or (2) in most states, if you were confined to a nursing home within the past two years at application.





Waiver of Withdrawal Charge Rider
(Applicable only to Revolution Extra and Revolution Value Variable Annuities)


If you own a Revolution Extra or Revolution Value Contract, you may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The "covered persons" under the Rider are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse.



Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":


- a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

- such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

- the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.


In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years at application.



There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.



For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as "CARESolutions".



If you purchased this Rider:


- you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors, and

- you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.


You should carefully review the tax considerations for optional benefit Riders under "Federal Tax Matters". For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request.


Systematic Withdrawal Plan


Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the total value of your Contract. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge (WITHDRAWAL CHARGE NOT APPLICABLE TO REVOLUTION ACCESS VARIABLE ANNUITIES) that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.


The following conditions apply to systematic withdrawal plans:

-    The amount of each systematic withdrawal must equal at least $100,

- If the amount of each withdrawal drops below $100 or the total value of your Contract becomes less than $5,000, we will suspend the plan and notify you,

-    You may cancel the plan at any time.

- We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?


Death benefits - In General


The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on Death Benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest owner (or annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum Death Benefit and any enhanced Death Benefit payable during the accumulation period.

Distribution requirements following death of owner

If you did not purchase your contract under a tax qualified plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your contract has joint owners, these provisions apply upon the death of the first to die.

If you die before annuity payments have begun:

- if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner. In that case:


     1. under DECLARATION and PATRIOT Contracts, we will not pay a death benefit but the total value of your contract will equal the death benefit that would have been payable, excluding amounts payable under any optional benefit Riders; and

     2. under REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts, we will not pay a death benefit but the total value of your contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders.; and



     3. under REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts, your spouse may elect to add or continue any optional death benefit Riders under his or her name, subject to our then current underwriting standards and the deduction of Rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the Rider is added or continued as the Rider's date of issue.



     4. under PATRIOT, DECLARATION, REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts, any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your contract.


- if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:


     1.   paid out in full within five years of your death or



     2. applied in full towards the purchase of a life annuity on the beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the beneficiary, with payments commencing within one year of your death.



Your "entire interest" in a REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. Your "entire interest" in a DECLARATION or PATRIOT Contract on the date of your death, if you are the last surviving annuitant as well as the owner, equals the death benefit that then becomes payable. If you are the owner of a DECLARATION or PATRIOT Contract (or an owner of a REVOLUTION ACCESS, REVOLUTION EXTRA or REVOLUTION VALUE Contract in certain states such as IL or
MN) but not the last surviving annuitant, the "entire interest" equals:


-    the surrender value if paid out in full within five years of your death, or

- the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

If you die on or after annuity payments have begun:

- any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Death benefits following death of annuitant


Under DECLARATION and PATRIOT Contracts, if the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit Rider. Under REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts, our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one annuitant or joint annuitants:


- If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

- If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

- If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

- If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

In certain states, such as IL and MN, the death benefit under REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts is payable only upon an annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your PATRIOT, DECLARATION, REVOLUTION ACCESS, REVOLUTION EXTRA or REVOLUTION VALUE contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.


Standard Death Benefit


The standard death benefit under Declaration, Patriot, Revolution Access, Revolution Extra and Revolution Value Contracts is the greater of:

- the total value of your contract, adjusted by any then-applicable market value adjustment, or


- the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.



Enhanced death benefit Riders



We offered several optional death benefit Riders under DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION Value Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders may enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.



Under DECLARATION and PATRIOT Contracts, we offered a "Stepped-Up" death benefit Rider and an "Accidental Death Benefit" Rider to applicants under age 80 at the time of purchase. Under REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts, we offered an "Enhanced" death benefit Rider if each owner and each annuitant was under age 80 at the time of purchase. We also offered an "Earnings enhancement" death benefit Rider to purchasers of REVOLUTION ACCESS, REVOLUTION EXTRA and REVOLUTION VALUE Contracts if each owner and each annuitant was under age 75 at the time of purchase. The "Earnings enhancement" death benefit Rider was not available, however, to Contracts issued in connection with tax-qualified plans.



We provide a general description of each of these Riders in Appendix ___ to this Prospectus.


Calculation and payment of death benefit value.


We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:


-    proof of death before the contract's date of maturity, and

-    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the beneficiary you chose, unless

- the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force; or

- an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than the minimum stated in your contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options".


WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME UNDER A CONTRACT?


(APPLICABLE ONLY TO REVOLUTION ACCESS, REVOLUTION EXTRA AND REVOLUTION VALUE VARIABLE ANNUITIES)

Accumulated Value Enhancement Benefit


If you elected this benefit when you purchased a Contract, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):


- is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND


-    is receiving certain qualified services described in the Rider.



The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.



You could only elect this benefit when you applied for the Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity Contracts issued by JHVLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).



You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this benefit as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.



If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.



In certain marketing materials, this Rider may have been referred to as "CARESolutions Plus."



You should carefully review the tax considerations for optional benefit Riders under "Federal Tax Matters" in this Prospectus.


Guaranteed Retirement Income Benefit

CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH GUARANTEED RETIREMENT INCOME BENEFIT RIDER:


If you elected this benefit, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:


- The Maturity Date must be within the 30 day period following a Contract anniversary.

- If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

- If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.


If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.



If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option
A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.


We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.


There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to us or to the the JHVLICO representative who delivered the Contract to you.


In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, minus the extra credit deduction (APPLICABLE ONLY TO REVOLUTION EXTRA VARIABLE ANNUITY CONTRACTS, as defined below), adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid. The date of cancellation would have been the date we receive the Contract.

The "extra credit deduction" is equal to the lesser of (1) the portion of the total value of your Contract that is attributable to any extra credits and (2) the amount of all extra credits. Thus, you would have received any gain and we would have borne any loss on extra credits if you returned your Contract within the time period specified above.

        General Information about Us, the Separate Account and the Funds


THE COMPANY


We are John Hancock Variable Life Insurance Company, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. We also have an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia.


We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock"s home office is at John Hancock Place, Boston, Massachusetts 02117.

Our financial ratings are as follows:

     A++ A.M. Best

     Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch

     Very strong capacity to meet policyholder and Contract obligations; 2nd category of 24

     AA+ Standard & Poor's

     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's

     Excellent in financial strength; 3rd category of 21


These ratings are current as of the date of this Prospectus and are subject to change. They are assigned as a measure of our ability to honor any guarantees provided by the Contract and any applicable optional Riders but not specifically to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.


THE SEPARATE ACCOUNT


We use our Separate Account to support the Variable Investment Options you choose.


You do not invest directly in the Funds made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through John Hancock Variable Annuity Account JF ("Separate Account"). We hold the Fund's shares in a "sub-account" (usually with a name similar to that of the corresponding Fund).

The Company established John Hancock Variable Annuity Account JF under Massachusetts law. The Separate Account's assets, including the Funds' shares, belong to JHVLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.


The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any Company's business.


We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Accounts are registered as unit investment trusts under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE FUNDS



When you select a Variable Investment Option, we invest your money in a Sub-Account of a Separate Account and it invests in NAV shares of a corresponding Fund of John Hancock Trust.



THE FUNDS IN THE SEPARATE ACCOUNTS ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.



The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNTS.



The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate.



- If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.40% of assets may be made by a Fund's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts . Certain Variable Investment Options may not be available under a Contract.



You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


(We show the Fund's manager (i.e. subadviser) in bold above the name of the Fund)   AVAILABLE ON:
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CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust         Seeks long-term capital appreciation by            Revolution Access
                                 investing, under normal market conditions, at      Revolution Extra
                                 least 80% of its assets in equity securities of    Revolution Value
                                 companies outside the U.S. in a diversified mix    Patriot
                                 of large established and medium-sized foreign      Declaration
                                 companies located primarily in developed
                                 countries and, to a lesser extent, in emerging
                                 markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust      Seeks growth of capital by investing primarily     Revolution Access
                                 in common stocks of financial companies. During    Revolution Extra
                                 normal market conditions, at least 80% of the      Revolution Value
                                 portfolio's net assets (plus any borrowings for    Patriot
                                 investment purposes) are invested in companies     Declaration
                                 that are principally engaged in financial
                                 services. A company is "principally engaged" in
                                 financial services if it owns financial
                                 services-related assets constituting at least
                                 50% of the value of its total assets, or if at
                                 least 50% of its revenues are derived from its
                                 provision of financial services.

DECLARATION MANAGEMENT &
   RESEARCH  LLC
   Active Bond Trust  (1)        Seeks income and capital appreciation by           Revolution Access
                                 investing at least 80% of its assets in a          Revolution Extra
                                 diversified mix of debt securities and             Revolution Value
                                 instruments.                                       Patriot
                                                                                    Declaration

   Bond Index Trust B            Seeks to track the performance of the Lehman       Revolution Access
                                 Brothers Aggregate Index (which represents the     Revolution Extra
                                 U.S. investment grade bond market) by investing,   Revolution Value
                                 under normal market conditions, at least 80% of    Patriot
                                 its assets in securities listed in the Lehman
                                 Index.

   Managed Trust (2)             Seeks income and long-term capital appreciation    Revolution Access
                                 by investing primarily in a diversified mix of:    Revolution Extra
                                 (a) common stocks of large and mid sized U.S.      Revolution Value
                                 companies, and (b) bonds with an overall           Patriot
                                 intermediate term average maturity.

   Short-Term Bond Trust         Seeks income and capital appreciation by           Revolution Access
                                 investing at least 80% of its assets in a          Revolution Extra
                                 diversified mix of debt securities and             Revolution Value
                                 instruments.                                       Patriot

DEUTSCHE ASSET MANAGEMENT,
   INC.
   Real Estate                   Seeks to achieve a combination of long-term        Revolution Access
      Securities Trust           capital appreciation and current income by         Revolution Extra
                                 investing, under normal market conditions, at      Revolution Value
                                 least 80% of its net assets (plus any borrowings   Patriot
                                 for investment purposes) in equity securities of
                                 real estate investment trusts ("REITS") and real
                                 estate companies.

GRANTHAM, MAYO, VAN OTTERLOO &
   CO. LLC
   Managed Trust  (2)            Seeks income and long-term capital appreciation    Revolution Access
                                 by investing primarily in a diversified mix of:    Revolution Extra
                                 (a) common stocks of large and mid sized U.S.      Revolution Value
                                 companies, and (b) bonds with an overall           Patriot
                                 intermediate term average maturity.

INDEPENDENCE INVESTMENT LLC
   Growth and Income Trust       Seeks income and long-term capital appreciation    Revolution Access
      (formerly, Growth &        by investing, under normal market conditions,      Revolution Extra
      Income II Trust)           primarily in a diversified mix of common stocks    Revolution Value
                                 of large U.S. companies.                           Patriot
                                                                                    Declaration

                               JOHN HANCOCK TRUST

(We show the Fund's manager (i.e. subadviser) in bold above the name of the Fund)   AVAILABLE ON:
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JENNISON ASSOCIATES LLC
   Capital Appreciation Trust    Seeks long-term capital growth by investing at     Revolution Access
                                 least 65% of its total assets in equity-related    Revolution Extra
                                 securities of companies that exceed $1 billion     Revolution Value
                                 in market capitalization and that the subadviser   Patriot
                                 believes have above-average growth prospects.
                                 These companies are generally medium-to-large
                                 capitalization companies.

MFC GLOBAL INVESTMENT
   MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B             Seeks to approximate the aggregate total return    Revolution Access
                                 of a broad U.S. domestic equity market index       Revolution Extra
                                 investing, under normal market conditions, at      Revolution Value
                                 least 80% of its net assets (plus any borrowings   Patriot
                                 for investment purposes) in (a) the common         Declaration
                                 stocks that are included in the S & P 500
                                 Index(3) and (b) securities (which may or may
                                 not be included in the S & P 500 Index) that MFC
                                 Global (U.S.A.) believes as a group will behave
                                 in a manner similar to the index.

   Mid Cap Index Trust           Seeks to approximate the aggregate total return    Revolution Access
                                 of a mid cap U.S. domestic equity market index     Revolution Extra
                                 by attempting to track the performance of the      Revolution Value
                                 S&P Mid Cap 400 Index(3).

   Money Market Trust B          Seeks to obtain maximum current income             Revolution Access
                                 consistent with preservation of principal and      Revolution Extra
                                 liquidity by investing in high quality, U.S.       Revolution Value
                                 Dollar denominated money market instruments.       Patriot
                                                                                    Declaration

   Small Cap Index Trust         Seeks to approximate the aggregate total return    Revolution Access
                                 of a small cap U.S. domestic equity market index   Revolution Extra
                                 by attempting to track the performance of the      Revolution Value
                                 Russell 2000 Index(3).

   Total Stock Market Index      Seeks to approximate the aggregate total return    Revolution Access
      Trust                      of a broad U.S. domestic equity market index by    Revolution Extra
                                 attempting to track the performance of the         Revolution Value
                                 Wilshire 5000 Equity Index(3).

PACIFIC INVESTMENT MANAGEMENT
   COMPANY LLC
   Global Bond Trust             Seeks to realize maximum total return,             Revolution Access
                                 consistent with preservation of capital and        Revolution Extra
                                 prudent investment management by investing the     Revolution Value
                                 portfolio's assets primarily in fixed income       Patriot
                                 securities denominated in major foreign
                                 currencies, baskets of foreign currencies (such
                                 as the ECU), and the U.S. dollar.

   Total Return Trust            Seeks to realize maximum total return,             Revolution Access
                                 consistent with preservation of capital and        Revolution Extra
                                 prudent investment management by investing,        Revolution Value
                                 under normal market conditions, at least 65% of
                                 the portfolio's assets in a diversified
                                 portfolio of fixed income securities of varying
                                 maturities. The average portfolio duration will
                                 normally vary within a three- to six-year time
                                 frame based on the subadviser's forecast for
                                 interest rates.

SSGA FUNDS MANAGEMENT, INC.
   International Equity          Seeks to track the performance of a broad-based    Revolution Access
      Index Trust B              equity index of foreign companies primarily in     Revolution Extra
                                 developed countries and, to a lesser extent, in    Revolution Value
                                 emerging market countries by investing, under      Patriot
                                 normal market conditions, at least 80% of its
                                 assets in securities listed in the Morgan
                                 Stanley Capital International All Country World
                                 Excluding U.S. Index

T. ROWE PRICE ASSOCIATES, INC.

                               JOHN HANCOCK TRUST


(We show the Fund's manager (i.e. subadviser) in bold above the name of the Fund)   AVAILABLE ON:
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   Blue Chip Growth Trust        Seeks to achieve long-term growth of capital       Revolution Access
                                 (current income is a secondary objective) by       Revolution Extra
                                 investing, under normal market conditions, at      Revolution Value
                                 least 80% of the portfolio's total assets in the   Patriot
                                 common stocks of large and medium-sized blue
                                 chip growth companies. Many of the stocks in the
                                 portfolio are expected to pay dividends.

   Equity-Income Trust           Seeks to provide substantial dividend income and   Revolution Access
                                 also long-term capital appreciation by investing   Revolution Extra
                                 primarily in dividend-paying common stocks,        Revolution Value
                                 particularly of established companies with         Patriot
                                 favorable prospects for both increasing
                                 dividends and capital appreciation.

   Health Sciences Trust         Seeks long-term capital appreciation by            Revolution Access
                                 investing, under normal market conditions, at      Revolution Extra
                                 least 80% of its net assets (plus any borrowings   Revolution Value
                                 for investment purposes) in common stocks of
                                 companies engaged in the research, development,
                                 production, or distribution of products or
                                 services related to health care, medicine, or
                                 the life sciences (collectively termed "health
                                 sciences").

   Mid Value Trust               Seeks long-term capital appreciation by            Revolution Access
                                 investing, under normal market conditions,         Revolution Extra
                                 primarily in a diversified mix of common stocks    Revolution Value
                                 of mid size U.S. companies that are believed to    Patriot
                                 be undervalued by various measures and offer
                                 good prospects for capital appreciation.

WELLINGTON MANAGEMENT COMPANY,
   LLP
   Mid Cap Stock Trust           Seeks long-term growth of capital by investing     Revolution Access
                                 primarily in equity securities of mid-size         Revolution Extra
                                 companies with significant capital appreciation    Revolution Value
                                 potential.

   Small Cap Growth Trust        Seeks long-term capital appreciation by            Revolution Access
                                 investing, under normal market conditions,         Revolution Extra
                                 primarily in small-cap companies that are          Revolution Value
                                 believed to offer above average potential for      Patriot
                                 growth in revenues and earnings.                   Declaration

   Small Cap Value Trust         Seeks long-term capital appreciation by            Revolution Access
                                 investing, under normal market conditions, at      Revolution Extra
                                 least 80% of its assets in small-cap companies     Revolution Value
                                 that are believed to be undervalued by various
                                 measures and offer good prospects for capital
                                 appreciation.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust              Seeks to realize an above-average total return     Revolution Access
                                 over a market cycle of three to five years,        Revolution Extra
                                 consistent with reasonable risk, by investing      Revolution Value
                                 primarily in high yield debt securities,           Patriot
                                 including corporate bonds and other fixed-income
                                 securities.



1. The Active Bond Trust is subadvised by Declaration Management & Research LLC (65%) and Sovereign Asset Management LLC (35%)



2. The Managed Trust is subadvised by Grantham, Mayo,Van Otterloo & Co. LLC (60%) and Declaration Management & Research LLC (40)%



3 "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

                   HOW WE SUPPORT THE FIXED INVESTMENT OPTIONS

All of JHVLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the Fixed Investment Options belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate of the Fixed Investment Option you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

                      HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Option, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

-    withdraw all or a portion of any such amount from the Contract,

- allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option, or

- allocate all or a portion of such amount to one or more of the Variable Investment Options.


You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration. The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.


We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your maturity date will automatically be changed to the Annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.


You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.


Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option prior to its expiration date, we will apply a market value adjustment.

A market value adjustment also generally applies to:

-    death benefits pursuant to your Contract,

-    amounts you apply to an Annuity Option, and

-    amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment

Options pro-rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the surrender value of the Contract.

Here is how the MVA works:

We compare:

- the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

- the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from the Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.


The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.



What additional guarantee applies to the fixed investment options under my contract?



JHVLICO's ultimate corporate parent, Manulife Financial Corporation ("MFC"), has guaranteed JHVLICO's obligations with respect to any fixed investment options you elect (the "MFC Subordinated Guarantee"). The MFC Subordinated Guarantee will apply unless and until we notify you otherwise. (If we give you such notice, however, the MFC Subordinated Guarantee would remain in effect for all guarantee periods under the fixed investment options that had already started, and would be inapplicable only to guarantee periods starting after the date of such notice.) The MFC Subordinated Guarantee does not relieve JHVLICO of any obligations under your contract -- it is in addition to all of the rights and benefits that the contract provides. There is no charge or cost to you for the MFC Subordinated Guarantee, and there are no disadvantages to you of having this additional guarantee.



John Hancock Financial Services, Inc. ("JHFS") guaranteed JHVLICO fixed investment option guarantee periods that began prior to June 29, 2005 (the "JHFS Guarantee"). The JHFS Guarantee does not apply to fixed investment option guarantee periods that began on or after June 29, 2005.



Under the rules of the United States Securities and Exchange Commission ("SEC"), the MFC Subordinated Guarantee relieves us of our obligation to file with the SEC annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, and thereby saves us the expense of being an SEC reporting company. MFC is a company organized under the laws of Canada and its common shares are listed principally on the Toronto Stock Exchange and the New York Stock Exchange. MFC files with the SEC annual and current reports on Forms 40-F and 6-K, respectively. MFC's consolidated financial statements include information about JHFS and us in a footnote containing condensed consolidating financial information with separate columns for MFC, JHFS, JHVLICO and other subsidiaries of MFC, together with consolidating adjustments.



Similarly, we and JHFS implemented the JHFS Guarantee in order to save us the expenses of being a public company. JHFS was our ultimate corporate parent and a publicly-traded company that filed annual and quarterly reports with the SEC. In April 2004, JHFS was merged with a subsidiary of MFC.



WHAT ARE THE TERMS OF THE MFC SUBORDINATED GUARANTEE? MFC guarantees your full interest in any fixed investment option. This means that, if we fail to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fail to allocate amounts from a fixed investment option to an annuity option when it is obligated to do so, MFC guarantees the full amount that you would have received, or value that you would have been credited with, had we fully met our obligations under your Contract with respect to such fixed investment option. If we fail to pay any amount that becomes payable under the Contract upon the death of an owner or annuitant, MFC guarantees the unpaid amount, up to the Contract value in any fixed investment option on the date of death, increased by any accrued but uncredited interest attributable thereto and increased by any upward market value adjustment that would have been payable upon any surrender of the Contract at that time (but not decreased by any negative market value adjustment). If we fail to make payment when due of any amount that is guaranteed by MFC, you could directly request MFC to satisfy our obligation, and MFC must do so. You would not have to make any other demands on us as a precondition to making a claim against MFC under the MFC Subordinated Guarantee.



The MFC Subordinated Guarantee constitutes an unsecured obligation of MFC as guarantor, and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinated to the MFC Subordinated Guarantee, and effectively rank senior to MFC's preferred and common shares.

HOW CAN I FIND ADDITIONAL INFORMATION ABOUT MFC? MFC is subject to the information requirements of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance with the Exchange Act, files reports and other information with the SEC. Under a multijurisdictional disclosure system adopted by the United States and Canada, these reports and other information (including financial information) may be prepared in accordance with the disclosure requirements of Canada, which are different from those of the United States.



You may read and copy any reports, statements or other information filed by MFC at the SEC's Public Reference Room, Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can also inspect reports, proxy statements and other information about MFC at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.



You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services. The SEC maintains a website that contains reports, proxy statements and other information, including those filed by MFC, at http://www.sec.gov. You may also access the SEC filings and obtain other information about MFC through the website maintained by MFC, which is http://www.manulife.com. The information contained in that website is not incorporated by reference into this Prospectus.



MFC and JHVLICO filed a joint registration statement on Form F-3 with the SEC in respect of the MFC guarantee described in this Prospectus. This Prospectus is a part of that registration statement. As permitted by SEC rules, this Prospectus does not contain all the information you can find in the registration statement. The SEC allows MFC to "incorporate by reference" information into this Prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC.



The information incorporated by reference is deemed to be part of this Prospectus, except for any information superseded by information in this Prospectus. These documents contain important information about the companies and their financial condition.



MFC incorporates by reference the documents listed below, which were filed with the SEC.



(a) MFC's Reports of Foreign Issuer on Form 6-K filed on January 3, March 24 and March 28, 2006; and



(b) MFC's Annual Report on Form 40-F for the year ended December 31, 2005, as filed on March 23, 2006.



(c) MFC's Annual Report on Form 40-F for the year ended December 31, 2004, as filed on March 29, 2005 and as amended and filed on April 21 and June 27, 2005.



Copies of the documents incorporated in this Prospectus by reference may be obtained on request without charge from:



                         Manulife Financial Corporation
                            ATTN: Corporate Secretary
                          200 Bloor Street East, NT-10
                         Toronto, Ontario Canada M4W 1E5
                            Telephone: (416) 926-3000



Any annual reports on Form 20-F, Form 40-F or Form 10-K, any reports on Form 10-Q or Form 8-K, other than current reports furnished to the SEC pursuant to
Item 2.02 or Item 7.01 of Form 8-K, and any Form 6-K specifying that it is being incorporated by reference in this Prospectus, as well as all Prospectus supplements disclosing additional or updated information, filed by MFC with the SEC subsequent to the date of this Prospectus shall be deemed to be incorporated by reference into this Prospectus.



ANY STATEMENT CONTAINED IN THIS PROSPECTUS OR IN A DOCUMENT INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE IN THIS PROSPECTUS SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS PROSPECTUS TO THE EXTENT THAT A STATEMENT CONTAINED IN THIS PROSPECTUS OR IN ANY OTHER SUBSEQUENTLY FILED DOCUMENT WHICH ALSO IS OR IS DEEMED TO BE INCORPORATED BY REFERENCE IN THIS PROSPECTUS MODIFIES OR SUPERSEDES SUCH PRIOR STATEMENT. ANY STATEMENT OR DOCUMENT SO MODIFIED OR SUPERSEDED SHALL NOT, EXCEPT TO THE EXTENT SO MODIFIED OR SUPERSEDED, BE INCORPORATED BY REFERENCE AND CONSTITUTE A PART OF THIS PROSPECTUS.



YOU SHOULD RELY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY APPLICABLE PROSPECTUS SUPPLEMENT AND ON THE OTHER INFORMATION INCLUDED IN THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS FORMS A PART. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. WE ARE NOT MAKING AN OFFER OF THE MFC GUARANTEES COVERED BY THIS PROSPECTUS IN ANY JURISDICTION WHERE THE OFFER IS NOT PERMITTED BY LAW. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY APPLICABLE PROSPECTUS SUPPLEMENT IS

ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS OR ANY APPLICABLE PROSPECTUS SUPPLEMENT, AS THE CASE MAY BE.

                             THE ACCUMULATION PERIOD

Your Value in Our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction
                                   DIVIDED BY
               value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options
                                      TIMES
                value of one accumulation unit for the applicable
                    Variable Investment Option at that time

Your Value in the Fixed Investment Options

On any date, the total value of your Contract in a Fixed Investment Option equals:

- the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, MINUS

- the amount of any withdrawals or transfers paid out of the Fixed Investment Option, MINUS

- the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

- the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

- the amount of any charges and fees deducted from that Fixed Investment Option, PLUS

- interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                               THE ANNUITY PERIOD

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

- at least 6 months after the date the first Purchase Payment is applied to your Contract, and

-    no later than the maximum age specified in your Contract (normally age 95).

Subject always to these requirements, you may subsequently change the Maturity Date. The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date, however. Also, if you are selecting or changing your Maturity Date for a Contract issued under a tax qualified plan, special limits apply. (See "Contracts Purchased for a Tax-Qualified Plan.")

Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option


Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options".)


Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000, Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total surrender value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

-    you have not made an election prior to the Annuitant's death;

- the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

- the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent variable annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

- we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

- if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

- if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period


Some transfers are permitted during the Annuity Period, but subject to different limitations than during the accumulation period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of ANNUITY UNITs being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. Once annuity benefit payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

- the applicable fixed annuity purchase rate shown in the appropriate table in the Contract; or

- the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

- Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period and

-    Option B: "Life Annuity without Further Payment on Death of Payee."

                 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for regular trading. Each Business Day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a Business Day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following Business Day.

                               Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. Our use of these tax credits and deductions will not adversely affect or benefit the Separate Account. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or the Separate Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS



At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.



We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit Riders.



If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.]


NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund a Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.



Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


Surrenders, Withdrawals and Death Benefits


When we make a single sum payment from your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.



When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:



- if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or



- if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or


- If distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:


- if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


- if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- attributable to the Contract Owner becoming disabled (as defined in the tax law);

- made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

- made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;


-    made under a single-premium immediate annuity contract; or


- made with respect to certain annuities issued in connection with structured settlement agreements.

Puerto Rico Non-Qualified Contracts


Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the Separate Account used to support the Contract. In those circumstances, income and gains from the Separate Account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable Contract Owner will be considered the Owner of Separate Account assets if the Contract Owner possesses incidents of Ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the Owner of your Contract's proportionate share of the assets of the Separate Account.



We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.



Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit may affect the amount of the required minimum distributions that must be made under the Contract. These special rules may also affect your ability to use any guaranteed retirement income optional benefit Riders in connection with certain Qualified Plans, including IRAs. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or


- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend it as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover from:


-    a traditional IRA to another traditional IRA;



- a traditional IRA to another Qualified Plan, including a Section 403(b) plan;



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another Qualified Plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions;



- a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and



- a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.


In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.


WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to a Qualified Plan. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


Loans


A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.



The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.


Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                             Performance Information

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Account level is the percentage change between:

- the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period, and

-    the value at the end of such period.

At the Account level, total return reflects adjustments for any:

-    mortality and expense risk charges,

-    administrative charge,

-    annual Contract fee, and

- withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.


Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.


We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market Investment Option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.


Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, if applicable, or any charge for optional benefit Riders.


                                     Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Trust.

                                Voting Privileges

At meetings of the Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

                                 Certain Changes

Changes to the Account

We reserve the right, subject to applicable law, including any required shareholder approval,

- to transfer assets that we determine to be your assets from the Account to another separate account or Investment Option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

-    to add or delete Variable Investment Options,

-    to change the underlying investment vehicles,

-    to operate the Account in any form permitted by law, and

- to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

-    the size of the initial Purchase Payment,

-    the size of the group or class,

- the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted,

- the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

- the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

- the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

                            Distribution of Contracts





John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.



JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").



We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also have offered the Contract.



JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract of the Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We do not expect the total compensation paid to such broker-dealers (including Signator) and financial institutions to exceed 7.0% (8.0% for REVOLUTION EXTRA, REVOLUTION ACCESS, AND REVOLUTION VALUE VARIABLE ANNUITIES) of Purchase Payments (on a present value basis) for sales of the Contracts described in this Prospectus. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.


We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

                                     Experts


The financial statements of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of John Hancock Variable Account JF at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

             APPENDIX A: Details About Our Fixed Investment Options

Investments That Support Our Fixed Investment Options

We back our obligations under the Fixed Investment Options with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

-    corporate bonds,

-    mortgages,

-    mortgage-backed and asset-backed securities, and

-    government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative Contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed Interest Rates

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

-    receive your Purchase Payment,

-    effectuate your transfer, or

-    renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of Market Value Adjustment

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge, if any is applicable) by a factor expressed by the following formula:

                                            n
                                          ----
                                           12
                               (   1+g   )
                               (---------)    - 1
                               (1+c+0.005)

where,

G is the guaranteed rate in effect for the current Fixed Investment Option.

C is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Market Value Adjustment:

                             [               36   ]
                             [              ----  ]
                             [               12   ]
                             [(   1+0.04   )      ]
                    10,000 x [(------------)    -1] = 145.63
                             [(1+0.03+0.005)      ]

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $145.63 = $10,145.63

* All interest rates have been arbitrarily chosen for purposes of this example. In most cases they will bear little or no relation to the rates we actually guaranteeing at the time.

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   5%
Remaining guarantee period (n)                 36 months

Market Value Adjustment:

                            [                36   ]
                            [               ----  ]
                            [                12   ]
                            [(   1+0.04   )       ]
                   10,000 x [(------------)     -1] = -420.50
                            [(1+0.05+0.005)       ]

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- $420.50 = $9,579.50

----------
* All interest rates shown have been arbitrarily chosen for purposes of this example. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

             APPENDIX B: Examples of Withdrawal Charge Calculations



DECLARATION AND PATRIOT VARIABLE ANNUITIES


Assume the Following Facts:

On January 1, 1997, you make a $5000 initial Purchase Payment and we issue you a Contract.

On January 1, 1998, you make a $1000 Purchase Payment.

On January 1, 1999, you make a $1000 Purchase Payment.

On January 1, 2000, the total value of your Contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your Contract.

       $6,000.00 -- withdrawal request payable to you
     +    272.23 -- withdrawal charge payable to us
       ---------
       $6,272.23 -- total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

     (1) We FIRST reduce your $5000 INITIAL PURCHASE PAYMENT by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your Contract.

       $5,000
     -     30 -- 1998 Contract fee payable to us
     -     30 -- 1999 Contract fee payable to us
     -     30 -- 2000 Contract fee payable to us
       ------
       $4,910 -- amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

       $4,910.00
     -       900 -- free withdrawal amount (payable to you)
       ---------
       $   4,010
     x       .05
       ---------
       $  200.50 -- withdrawal charge on initial Purchase Payment (payable to
                    us)
       $4,010.00
     -    200.50
       ---------
       $3,809.50 -- part of withdrawal request payable to you

     (2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

       $1,000
     x    .05
       ------
       $   50 -- withdrawal charge on 1998 Purchase Payment (payable to us)
       $1,000
     -     50
       ------
       $  950 -- part of withdrawal request payable to you

     (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial Purchase Payment, and $950 from your 1998 Purchase Payment. Therefore, $340.50 is needed to reach $6000.

       $6,000.00 -- total withdrawal amount requested
     -    900.00 -- free withdrawal amount
     -  3,809.50 -- payment deemed from initial Purchase Payment
     -    950.00 -- payment deemed from 1998 Purchase Payment
       ---------
       $  340.50 -- additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $ 340.50      = x - [.06x]
     $ 340.50      = .94x
     $ 340.50/0.94 = X
     $ 362.23      = X
     $ 362.23      -- deemed withdrawn from 1999 Purchase Payment
     $-340.50      -- part of withdrawal request payable to you
     --------
     $  21.73      -- withdrawal charge on 1999 Purchase Payment deemed
                      withdrawn (payable to us)
     $ 200.50      -- withdrawal charge on the INITIAL PURCHASE PAYMENT
     $+ 50.00      -- withdrawal charge on the 1998 PURCHASE PAYMENT
     $+ 21.73      -- withdrawal charge on the 1999 PURCHASE PAYMENT
     --------
     $ 272.23      -- Total withdrawal charge

Revolution Extra Variable Annuities


Assume the Following Facts:

     On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

     On January 1, 2002, you make a $1,000 Purchase Payment.

     On January 1, 2003, you make a $1,000 Purchase Payment.

     On January 1, 2004, the total value of your Contract is $7,500 because of the extra credits and favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $474.19. We withdraw a total of $7,474.19 from your Contract.

       $7,000.00 -- withdrawal request payable to you
     +    474.19 -- withdrawal charge payable to us
       ---------
       $7,474.19 -- total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1) We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 Purchase Payments you paid in 2001 Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $336 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,464 to you as a part of your withdrawal request.

       $5,000
     -    200 -- free withdrawal amount (payable to you)
       ------
       $4,800
     x    .07
       $  336 -- withdrawal charge on 2001 Purchase Payment (payable to us)
       ------
       $4,800
     -    336
       ------
       $4,464 -- part of withdrawal request payable to you

(1) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $70 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $930 to you as a part of your withdrawal request.

       $1,000
     x    .07
       ------
       $   70 -- withdrawal charge on 2002 Purchase Payment (payable to us)
       $1,000
     -     70
       ------
       $  930 -- part of withdrawal request payable to you

(2) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,464 from your 2001 Purchase Payment under paragraph 2, and $930 from your 2003 Purchase Payment under paragraph 3. Therefore, $906 is needed to reach $7,000.

       $7,000 -- total withdrawal amount requested
     -    500 -- profit
     -    200 -- free withdrawal amount
     -  4,464 -- payment deemed from initial Purchase Payment
     -    930 -- payment deemed from initial Purchase Payment
       ------
       $  906 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $906     =  x - [.07x]
     $906     =  .93x
     $906/.93 =  X
     $974.19  =  X

     $974.19  -- deemed withdrawn from 2003 Purchase Payment
     $906.00  -- part of withdrawal request payable to you
     -------
     $ 68.19  -- withdrawal  charge on 2003 Purchase Payment deemed withdrawn
                 (payable to us)

Revolution Value Variable Annuities


Assume the Following Facts:

On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2002, you make a $1,000 Purchase Payment.

On January 1, 2003, you make a $1,000 Purchase Payment.

On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.


Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $289.36. We withdraw a total of $7,289.36 from your Contract.


       $7,000.00 -- withdrawal request payable to you
     +    289.36 -- withdrawal charge payable to us
       ---------
       $7,289.36 -- total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

     (1) We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payments you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

       $5,000
     -    200 -- free withdrawal amount (payable to you)
       ------
       $4,800
     x    .04
       ------
       $  192 -- withdrawal charge on 2001 Purchase Payment (payable to us)

       $4,800
     -    192
       ------
       $4,608 -- part of withdrawal request payable to you

     (2) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

       $1,000
     x    .05
       ------
       $   50 -- withdrawal charge on 2002 Purchase Payment (payable to us)

       $1,000
     -     50
       ------
       $  950 -- part of withdrawal request payable to you

     (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

       $7,000 -- total withdrawal amount requested
     -    500 -- Profit
     -    200 -- free withdrawal amount
     -  4,608 -- payment deemed from initial Purchase Payment
     -    950 -- payment deemed from 2002 Purchase Payment
       ------
       $  742 -- additional payment to you needed to reach $7,000

     (4) We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $ 742.00     =  x - [.06x]
     $ 742.00     =  .94x
     $ 742.00/.94 =  X
     $ 789.36     =  X

     $ 789.36     -- Deemed withdrawn from 2003 Purchase Payment
     $-742.00     -- part of withdrawal request payable to you
     --------
     $  47.36     -- withdrawal charge on 2003 Purchase Payment deemed withdrawn
                     (payable to us)

                  APPENDIX C: Optional Enhanced Death Benefits


DECLARATION AND PATRIOT VARIABLE ANNUITIES

"Stepped-Up" Death Benefit Rider


If you were under age 80 when you applied for your Contract, you may have elected to enhance the standard death benefit by purchasing a stepped-up death benefit. Under this benefit, if the Annuitant dies before the Contract's Maturity Date, we will pay the Beneficiary the greater of:


-    the standard death benefit (described above) or

- the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract to date, PLUS any Purchase Payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those Contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the Annuitant attains age 81 (80 1/2 for PATRIOT VARIABLE ANNUITIES).


You may have elected this benefit ONLY when you applied for the Contract and ONLY if this benefit is available in your state. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables. For a description of this charge, refer to "What Fees and Charges will be Deducted from My Contract?"


You should carefully review the tax considerations for optional benefit benefits section before selecting this optional benefit. For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy on request.

Accidental Death Benefit Rider

If you are under age 80 when you apply for your Contract, you may elect to purchase an accidental death benefit. In addition to any other death benefit, this benefit provides a benefit upon the accidental death of the Annuitant prior to the earlier of:

-    the Contract's Maturity Date, and

-    the Annuitant's 80th birthday.


Under this benefit, the Beneficiary will receive an amount equal to the total value of the Contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the Annuities Service
Center:


-    proof of the Annuitant's death, and

-    any required instructions as to method of settlement.

You may elect this benefit ONLY when you apply for the Contract. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.


YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS BEFORE SELECTING THIS OPTIONAL BENEFIT RIDER. FOR A COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THIS BENEFIT, YOU SHOULD REFER DIRECTLY TO THE RIDER. WE WILL PROVIDE YOU WITH A COPY UPON REQUEST. NOT ALL STATES ALLOW THIS BENEFIT.


REVOLUTION ACCESS, REVOLUTION EXTRA, AND REVOLUTION VALUE VARIABLE ANNUITIES


You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:



- only if the Rider was available in your state when you applied for the Contract;



- if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and



- if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.



We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.



As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

-    the Contract's Maturity Date, or

-    upon your surrendering the Contract, or


- a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in "Distributions Following Death of Owner" on page [#]).



In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the cover page. If you purchase an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.


Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

-    the standard death benefit,

- the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or


- the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.



The benefit's "measuring period" includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:


- the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date,

- the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date,

- the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date,

- the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy on request.


You should carefully review the tax considerations for optional benefits on page [#] if you selected this optional benefit.


Earnings Enhancement Death Benefit Rider

(not available for Contracts issued to tax-qualified plans)


Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.


The earnings enhancement amount is determined as follows:

- if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;

- if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but

- if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).



For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request.



YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE [#] IF YOU SELECTED ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

     APPENDIX D: Examples of Earnings Enhancement Death Benefit Calculation

        (Not applicable to the Declaration or Patriot Variable Annuities)

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1 - Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or additional Purchase Payments

Assume:


You elect the earnings enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchase your Contract,


At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000, You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

Calculation of Standard Death Benefit

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount


Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."


Calculation of Net Purchase Payments and Adjusted Net Purchase Payments - To determine "Net Purchase Payments," we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine "Adjusted Net Purchase Payments," we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Purchase Payments" is $100,000.


Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.


The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Example 2 - Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and additional Purchase Payments.

Assume:


You elect the earnings enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract, At the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000,


You allocate the Purchase Payments to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date,

On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,

On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,

We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

Calculation of Enhanced Death Benefit. In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up. We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.


Calculation of Highest Anniversary Value. We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.


The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.


Calculation of Earnings Enhancement Amount. Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."


Calculation of Net Premiums and Adjusted Net Premiums. To determine "Net Premiums," we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.


Calculation of Maximum Benefit Amount. The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.


The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                        APPENDIX E: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit. The presence of these benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.


Distributions


In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.



The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.


ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

-    made after the Owner attains age 59 1/2;

-    made after the Owner's death;

-    attributable to the Owner being disabled; or

- a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that you can attribute designated Roth contributions to the rollover.



If the Contract is issued with certain death benefits or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.


Conversion to a Roth IRA


You can convert a traditional IRA to a Roth IRA, unless:



-    you have adjusted gross income over $100,000; or


-    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.


You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with a death benefit or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA. Employers intending to use the Contract in connection with such plans should seek independent tax advice.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with a death benefit or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.


TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed both aggregate Purchase Payments and Contract Value under the incidental death benefit rules. It is possible that the death benefit could result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit, the presence of these benefits may increase the amount of any required minimum distributions that must be made.



Tax-sheltered annuity contracts must contain restrictions on withdrawals of:



- contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;



-    earnings on those contributions; and


- earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(A)


In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "Owner- employee".



Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the Contract" (as defined in the Code), if any. In general, an employee's "investment in the Contract" equals the aggregate amount of after tax premium payments made by the employee.


Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. (In the case of an employee who is a 5-percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the year in which the employee reaches age 70 1/2.)

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed both aggregate Purchase Payments and Contract Value. It is possible that the presence of the death benefit could result in currently taxable income to the participant under the incidental death benefit rules. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with a death benefit or an optional benefit Rider, such as an Accumulated Value Enhancement or Guaranteed Retirement Income Benefit, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS


Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.


A Section 457 plan must satisfy several conditions, including the following:


- it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency); and


- all compensation deferred under the plan must remain solely the employer's property, subject to the claims of the employer's creditors.

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables


The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.



We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges.)



The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:



-    Patriot Contracts with Initial Purchase of less that $250,000,



-    Patriot Contracts with Initial Purchase of $250,000, or more,



-    Declaration Contracts with Initial Purchase of less that $250,000,



-    Declaration Contracts with Initial Purchase of $250,000, or more,



-    Revolution Access Contracts with Initial Purchase of less that $250,000,



-    Revolution Access Contracts with Initial Purchase of $250,000, or more,



-    Revolution Extra Contracts with Initial Purchase of less that $250,000,



-    Revolution Extra Contracts with Initial Purchase of $250,000, or more,



-    Revolution Value Contracts with Initial Purchase of less that $250,000,



-    Revolution Value Contracts with Initial Purchase of $250,000, or more.

Revolution, Declaration

                        JOHN HANCOCK VARIABLE ACCOUNT JF
                            ACCUMULATION UNIT VALUES
     REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY,
                        REVOLUTION EXTRA VARIABLE ANNUITY
                                       AND
            DECLARATION VARIABLE ANNUITY AND PATRIOT VARIABLE ANNUITY

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year  $    18.70         --         --         --         --         --         --         --       --       --
     Value at End of Year       19.32         --         --         --         --         --         --         --       --       --
   Rev Value No. of Units   1,911,056         --         --         --         --         --         --         --       --       --
 Rev. Access No. of Units     236,963         --         --         --         --         --         --         --       --       --
  Rev. Extra No. of Units     609,115         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       10.08         --         --         --         --         --         --         --       --       --
     Value at End of Year       10.45         --         --         --         --         --         --         --       --       --
             No. of Units       4,262         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year        9.93         --         --         --         --         --         --         --       --       --
     Value at End of Year       10.27         --         --         --         --         --         --         --       --       --
             No. of Units      39,274         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       15.61         --         --         --         --         --         --         --       --       --
     Value at End of Year       16.17         --         --         --         --         --         --         --       --       --
             No. of Units      75,382         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       18.70         --         --         --         --         --         --         --       --       --
     Value at End of Year       19.32         --         --         --         --         --         --         --       --       --
             No. of Units     197,318         --         --         --         --         --         --         --       --       --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
   Value at Start of Year          --      11.57      11.00      10.39      10.00         --         --         --       --       --
     Value at End of Year          --      11.97      11.57      11.00      10.39         --         --         --       --       --
   Rev Value No. of Units          --  1,549,579  1,767,167  1,018,456  1,154,989         --         --         --       --       --
 Rev. Access No. of Units          --    152,483    172,975    191,092  1,154,989         --         --         --       --       --
  Rev. Extra No. of Units          --    508,142    561,305    391,520  1,154,989         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --      14.78      14.02      13.20      10.00         --         --         --       --       --
     Value at End of Year          --      15.33      14.78      14.02      13.20         --         --         --       --       --
             No. of Units          --     13,113     24,515     24,867     12,777         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --      11.57      11.00      10.39      10.00         --         --         --       --       --
     Value at End of Year          --      11.97      11.57      11.00      10.39         --         --         --       --       --
             No. of Units          --     55,188     65,067     22,897     22,387         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --      14.78      14.02      13.20      10.00         --         --         --       --       --
     Value at End of Year          --      15.33      14.78      14.02      13.20         --         --         --       --       --
             No. of Units          --     31,793     36,530      8,785      9,232         --         --         --       --       --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
   Value at Start of Year          --      11.57      11.00      10.39      10.00         --         --         --       --       --
     Value at End of Year          --      11.97      11.57      11.00      10.39         --         --         --       --       --
             No. of Units          --    534,099    670,444    400,122    341,607         --         --         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year  $    11.97         --         --         --         --         --         --         --       --       --
     Value at End of Year       12.13         --         --         --         --         --         --         --       --       --
   Rev Value No. of Units   1,299,356         --         --         --         --         --         --         --       --       --
 Rev. Access No. of Units     156,946         --         --         --         --         --         --         --       --       --
  Rev. Extra No. of Units     433,037         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       15.33         --         --         --         --         --         --         --       --       --
     Value at End of Year       15.57         --         --         --         --         --         --         --       --       --
             No. of Units      12,777         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       11.97         --         --         --         --         --         --         --       --       --
     Value at End of Year       12.13         --         --         --         --         --         --         --       --       --
             No. of Units      50,914         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       15.33         --         --         --         --         --         --         --       --       --
     Value at End of Year       15.57         --         --         --         --         --         --         --       --       --
             No. of Units      35,544         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       11.97         --         --         --         --         --         --         --       --       --
     Value at End of Year       12.13         --         --         --         --         --         --         --       --       --
             No. of Units     375,146         --         --         --         --         --         --         --       --       --

AIM V. I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05)SERIES II CLASS SHARES
(units first credited 5-01-2002)
Contracts with no Optional Benefits
   Value at Start of Year          --       9.93       7.45      10.00         --         --         --         --       --       --
     Value at End of Year          --      11.31       9.93       7.45         --         --         --         --       --       --
   Rev Value No. of Units          --     45,281     37,054     11,177         --         --         --         --       --       --
 Rev. Access No. of Units          --      1,080      6,387      2,620         --         --         --         --       --       --
  Rev. Extra No. of Units          --      4,632      4,066         --         --         --         --         --       --       --

AIM V. I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05)SERIES I CLASS SHARES
(units first credited 8-10-1999)
Contracts with no Optional Benefits
   Value at Start of Year          --       7.29       5.90       8.57       9.92      11.77      10.00         --       --       --
     Value at End of Year          --       7.62       7.29       5.90       8.57       9.92      11.77         --       --       --
   Rev Value No. of Units          --  1,894,411  2,169,567  1,779,003  3,090,645  2,548,369    302,772         --       --       --
 Rev. Access No. of Units          --    227,332    268,348    230,661  3,090,645  2,548,369    302,772         --       --       --
  Rev. Extra No. of Units          --    675,995    791,576    646,051  3,090,645  2,548,369    302,772         --       --       --

BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year        7.41         --         --         --         --         --         --         --       --       --
     Value at End of Year        7.82         --         --         --         --         --         --         --       --       --
   Rev Value No. of Units   1,324,980         --         --         --         --         --         --         --       --       --
 Rev. Access No. of Units     121,357         --         --         --         --         --         --         --       --       --
  Rev. Extra No. of Units     445,212         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year        7.52         --         --         --         --         --         --         --       --       --
     Value at End of Year       35.40         --         --         --         --         --         --         --       --       --
             No. of Units       3,877         --         --         --         --         --         --         --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
   Value at Start of Year        7.41         --         --         --         --         --         --         --       --       --
     Value at End of Year        7.82         --         --         --         --         --         --         --       --       --
             No. of Units      53,262         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year        7.52         --         --         --         --         --         --         --       --       --
     Value at End of Year       35.40         --         --         --         --         --         --         --       --       --
             No. of Units       9,370         --         --         --         --         --         --         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year  $     7.41         --         --         --         --         --         --         --       --       --
     Value at End of Year        7.82         --         --         --         --         --         --         --       --       --
             No. of Units     127,019         --         --         --         --         --         --         --       --       --

BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Contracts with no Optional Benefits
   Value at Start of Year          --      12.57      12.28      11.31      10.63       9.63       9.65         --       --       --
     Value at End of Year          --      12.91      12.57      12.28      11.31      10.63       9.63         --       --       --
   Rev Value No. of Units          --    731,490    911,341    737,019    833,929    327,502     47,232         --       --       --
 Rev. Access No. of Units          --     78,974    105,438    145,149    833,929    327,502     47,232         --       --       --
  Rev. Extra No. of Units          --    176,431    215,193    232,070    833,929    327,502     47,232         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --      12.74      12.42      11.41      10.66       9.66      10.00         --       --       --
     Value at End of Year          --      13.12      12.74      12.42      11.41      10.66       9.66         --       --       --
             No. of Units          --      9,826      9,826      9,826      9,826      9,826      9,826         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --      12.58      12.29      11.32      10.64       9.63      10.00         --       --       --
     Value at End of Year          --      12.92      12.58      12.29      11.32      10.64       9.63         --       --       --
             No. of Units          --      7,901      9,232     18,388     14,281     19,106     22,733         --       --       --

BOND INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year       12.91         --         --         --         --         --         --         --       --       --
     Value at End of Year       13.06         --         --         --         --         --         --         --       --       --
   Rev Value No. of Units     618,333         --         --         --         --         --         --         --       --       --
 Rev. Access No. of Units      59,493         --         --         --         --         --         --         --       --       --
  Rev. Extra No. of Units     168,737         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       13.12         --         --         --         --         --         --         --       --       --
     Value at End of Year       13.30         --         --         --         --         --         --         --       --       --
             No. of Units       9,826         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       12.92         --         --         --         --         --         --         --       --       --
     Value at End of Year       13.07         --         --         --         --         --         --         --       --       --
             No. of Units       7,696         --         --         --         --         --         --         --       --       --

EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Contracts with no Optional Benefits
   Value at Start of Year          --       3.65       2.96       4.43       7.11      10.00         --         --       --       --
     Value at End of Year          --       3.70       3.65       2.96       4.43       7.11         --         --       --       --
   Rev Value No. of Units          --  1,068,977  1,209,120  1,222,455  1,636,323    629,910         --         --       --       --
 Rev. Access No. of Units          --    118,540    129,095    154,964  1,636,323    629,910         --         --       --       --
  Rev. Extra No. of Units          --    174,391    227,056    239,167  1,636,323    629,910         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --       7.19       5.82       8.69      13.92      21.92      10.00         --       --       --
     Value at End of Year          --       7.31       7.19       5.82       8.69      13.92      21.92         --       --       --
             No. of Units          --      7,532     20,004     20,872     14,866     20,511     27,163         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --       7.10       5.76       8.63      13.85      21.87      10.00         --       --       --
     Value at End of Year          --       7.20       7.10       5.76       8.63      13.85      21.87         --       --       --
             No. of Units          --     78,767     90,017     98,370    112,159    154,934    143,380         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Contracts with no Optional Benefits
   Value at Start of Year          --      17.10      13.49      17.58      20.22      22.54      10.00         --       --       --
     Value at End of Year          --      18.70      17.10      13.49      17.58      20.22      22.54         --       --       --
   Rev Value No. of Units          --    651,999    728,312    673,856    804,600    507,320     76,098         --       --       --
 Rev. Access No. of Units          --     85,101     85,894     86,077    804,600    507,320     76,098         --       --       --
  Rev. Extra No. of Units          --    171,065    164,996    154,223    804,600    507,320     76,098         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          -- $     9.20 $     7.23 $     9.41 $    10.79 $    12.00 $    10.00         --       --       --
     Value at End of Year          --      10.08       9.20       7.23       9.41      10.79      12.00         --       --       --
             No. of Units          --      4,262     75,959     75,959     79,909     79,917     61,962         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --       9.08       7.16       9.33      10.74      11.97      10.00         --       --       --
     Value at End of Year          --       9.93       9.08       7.16       9.33      10.74      11.97         --       --       --
             No. of Units          --     47,638     51,022     60,758     84,207    115,506    110,398         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --      14.24      11.20      14.56      10.00         --         --         --       --       --
     Value at End of Year          --      15.61      14.24      11.20      14.56         --         --         --       --       --
             No. of Units          --     78,336     52,830     59,634     75,420         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --      17.10      13.49      17.58      10.00         --         --         --       --       --
     Value at End of Year          --      18.70      17.10      13.49      17.58         --         --         --       --       --
             No. of Units          --    279,282    352,181    366,608    447,352         --         --         --       --       --

EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year       13.72         --         --         --         --         --         --         --       --       --
     Value at End of Year       14.09         --         --         --         --         --         --         --       --       --
   Rev Value No. of Units   1,650,936         --         --         --         --         --         --         --       --       --
 Rev. Access No. of Units     186,140         --         --         --         --         --         --         --       --       --
  Rev. Extra No. of Units     525,745         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       13.93         --         --         --         --         --         --         --       --       --
     Value at End of Year       22.34         --         --         --         --         --         --         --       --       --
             No. of Units      14,210         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       13.72         --         --         --         --         --         --         --       --       --
     Value at End of Year       14.09         --         --         --         --         --         --         --       --       --
             No. of Units      48,062         --         --         --         --         --         --         --       --       --

FIDELITY VIP CONTRAFUND (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - SERVICE CLASS SHARES
(units first credited 8-10-1999)
Contracts with no Optional Benefits
   Value at Start of Year       11.95      10.49       8.28       9.25      10.69      11.61      10.00         --       --       --
     Value at End of Year       11.56      11.95      10.49       8.28       9.25      10.69      11.61         --       --       --
   Rev Value No. of Units      23,349  1,199,675  1,230,521  1,168,106  1,645,859  1,447,471    237,990         --       --       --
 Rev. Access No. of Units          --    157,444    179,239    202,789  1,645,859  1,447,471    237,990         --       --       --
  Rev. Extra No. of Units       4,280    371,068    386,807    377,519  1,645,859  1,447,471    237,990         --       --       --

FIDELITY VIP GROWTH (MERGED INTO 500 INDEX B EFF 4-29-05) - SERVICE CLASS SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
   Value at Start of Year        7.92       7.76       5.92       8.59      10.57      12.04      10.00         --       --       --
     Value at End of Year        7.37       7.92       7.76       5.92       8.59      10.57      12.04         --       --       --
   Rev Value No. of Units      28,952  1,424,488  1,601,890    133,140  2,501,361  1,875,307    205,097         --       --       --
 Rev. Access No. of Units         878    157,843    203,487    198,959  2,501,361  1,875,307    205,097         --       --       --
  Rev. Extra No. of Units       2,761    400,455    480,716    507,521  2,501,361  1,875,307    205,097         --       --       --

FIDELITY VIP OVERSEAS (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05 - SERVICE CLASS SHARES
(units first credited 8-10-1999)
Contracts with no Optional Benefits
   Value at Start of Year        9.66       8.62       6.10       7.73       9.97      12.48      10.00         --       --       --
     Value at End of Year        9.14       9.66       8.62       6.10       7.73       9.97      12.48         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
   Rev Value No. of Units      18,129    470,234    501,964    523,589    960,931  1,107,608     30,517         --       --       --
 Rev. Access No. of Units          --    108,986    126,285    143,079    960,931  1,107,608     30,517         --       --       --
  Rev. Extra No. of Units         631    165,213    170,854    193,599    960,931  1,107,608     30,517         --       --       --

FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited 4-30-1997)
Contracts with no Optional Benefits
   Value at Start of Year          --      14.43      11.60      14.58      17.90      14.25      10.00         --       --       --
     Value at End of Year          --      15.49      14.43      11.60      14.58      17.90      14.25         --       --       --
   Rev Value No. of Units          --    418,976    488,871    542,851    855,100    642,376    113,876         --       --       --
 Rev. Access No. of Units          --     18,431     21,825     49,964    855,100    642,376    113,876         --       --       --
  Rev. Extra No. of Units          --    126,349    132,174    145,392    855,100    642,376    113,876         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          -- $    14.67 $    11.76 $    14.75     $18.06     $14.35     $14.42     $13.41   $10.00       --
     Value at End of Year          --      15.79      14.67      11.76      14.75      18.06      14.35      14.42    13.41       --
             No. of Units          --      5,074      7,562     10,776     15,026     13,558     17,470    149,851   73,106       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --      14.43      11.60      14.58      17.90      14.25      14.36      13.39    10.00       --
     Value at End of Year          --      15.49      14.43      11.60      14.58      17.90      14.25      14.36    13.39       --
             No. of Units          --     22,357     24,757     29,786     44,296     59,272     59,300  1,826,652  645,730       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --      14.67      11.76      14.74      18.06      14.35      14.42      13.41    10.00       --
     Value at End of Year          --      15.79      14.67      11.76      14.74      18.06      14.35      14.42    13.41       --
             No. of Units          --     91,290     88,045     95,524    155,926    115,989     93,950    149,851   73,106       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --      14.43      11.60      14.58      17.90      14.25      14.36      13.39    10.00       --
     Value at End of Year          --      15.49      14.43      11.60      14.58      17.90      14.25      14.36    13.39       --
             No. of Units          --    656,027    791,313    946,719  1,210,792  1,113,582  1,506,906  1,826,652  645,730       --

FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year       15.49         --         --         --         --         --         --         --       --       --
     Value at End of Year       16.44         --         --         --         --         --         --         --       --       --
   Rev Value No. of Units     367,963         --         --         --         --         --         --         --       --       --
 Rev. Access No. of Units      12,681         --         --         --         --         --         --         --       --       --
  Rev. Extra No. of Units     102,683         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       15.79         --         --         --         --         --         --         --       --       --
     Value at End of Year       16.80         --         --         --         --         --         --         --       --       --
             No. of Units       4,460         --         --         --         --         --         --         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       15.49         --         --         --         --         --         --         --       --       --
     Value at End of Year       16.44         --         --         --         --         --         --         --       --       --
             No. of Units      19,140         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year       15.79         --         --         --         --         --         --         --       --       --
     Value at End of Year       16.80         --         --         --         --         --         --         --       --       --
             No. of Units      59,620         --         --         --         --         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year       15.49         --         --         --         --         --         --         --       --       --
     Value at End of Year       16.44         --         --         --         --         --         --         --       --       --
             No. of Units     502,999         --         --         --         --         --         --         --       --       --

FUNDAMENTAL GROWTH FUND (MERGED INTO "LARGE CAP GROWTH" EFF 11-1-04) - NAV SHARES (units first credited 11-15-2001)
Contracts with no Optional Benefits
   Value at Start of Year          --       8.84       6.79       9.86      14.74      15.39      10.00         --       --       --
     Value at End of Year          --       8.43       8.84       6.79       9.86      14.74      15.39         --       --       --
   Rev Value No. of Units          --         --    328,022    337,037    589,572    525,081     38,912         --       --       --
 Rev. Access No. of Units          --         --     49,535     66,283    589,572    525,081     38,912         --       --       --
  Rev. Extra No. of Units          --         --    135,376    123,943    589,572    525,081     38,912         --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --       9.39       7.20      10.43      10.00         --         --         --       --       --
     Value at End of Year          --       8.97       9.39       7.20      10.43         --         --         --       --       --

Revolution, Declaration

                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                             ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED
                            12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
             No. of Units          --         --      5,248      5,264      8,119         --         --         --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
   Value at Start of Year          --       8.84       6.79       9.86      10.00         --         --         --       --       --
     Value at End of Year          --       8.43       8.84       6.79       9.86         --         --         --       --       --
             No. of Units          --         --     11,404     10,008     24,747         --         --         --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
   Value at Start of Year          --       9.39       7.20      10.43      10.00         --         --         --       --       --
     Value at End of Year          --       8.97       9.39       7.20      10.43         --         --         --       --       --
             No. of Units          --         --     46,190     33,826     64,187         --         --         --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
Declaration Contracts with no Optional Benefits with initial premium payments less than $  250,000
    Value at Start of Year            -- $      8.84 $     6.79 $     9.86 $    10.00        --       --       --       --       --
      Value at End of Year            --        8.43       8.84       6.79       9.86        --       --       --       --       --
              No. of Units            --          --    117,743    114,921    167,698        --       --       --       --       --

FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Contracts with no Optional Benefits
    Value at Start of Year            --       11.12       8.75      10.73      11.68     10.43    10.00       --       --       --
      Value at End of Year            --       12.70      11.12       8.75      10.73     11.68    10.43       --       --       --
    Rev Value No. of Units            --   1,256,245    603,015    569,649    802,605   347,760   64,904       --       --       --
  Rev. Access No. of Units            --     143,234     78,791     85,139    802,605   347,760   64,904       --       --       --
   Rev. Extra No. of Units            --     371,180    210,263    177,846    802,605   347,760   64,904       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --        9.76       7.66       9.37      10.00        --       --       --       --       --
      Value at End of Year            --       11.17         --         --         --        --       --       --       --       --
              No. of Units            --          --     50,632     50,632     50,632        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --       11.12       8.75      10.73      10.00        --       --       --       --       --
      Value at End of Year            --       12.70         --         --         --        --       --       --       --       --
              No. of Units            --      22,289     21,714     23,612     30,710        --       --       --       --       --

FUNDAMENTAL VALUE FUND B (FORMERLY "LARGE CAP VALUE CORE SM") (MERGED INTO FUNDAMENTAL VALUE FUND EFF 11-01-04 - NAV SHARES
 (units first credited 8-10-1999)
Contracts with no Optional Benefits
    Value at Start of Year            --       10.35       8.13      10.07      10.71     10.31    10.00       --       --       --
      Value at End of Year            --       11.08      10.35       8.13      10.07     10.71    10.31       --       --       --
    Rev Value No. of Units            --          --    816,510    826,588  1,056,790   520,128   92,493       --       --       --
  Rev. Access No. of Units            --          --     71,994     80,764  1,056,790   520,128   92,493       --       --       --
   Rev. Extra No. of Units            --          --    204,107    195,857  1,056,790   520,128   92,493       --       --       --

GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year         15.13          --         --         --         --        --       --       --       --       --
      Value at End of Year         13.86          --         --         --         --        --       --       --       --       --
    Rev Value No. of Units       137,434          --         --         --         --        --       --       --       --       --
  Rev. Access No. of Units        26,043          --         --         --         --        --       --       --       --       --
   Rev. Extra No. of Units        67,446          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year         15.26          --         --         --         --        --       --       --       --       --
      Value at End of Year         13.86          --         --         --         --        --       --       --       --       --
              No. of Units         5,725          --         --         --         --        --       --       --       --       --

GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year            --       13.85      12.10      10.31      10.60     10.00       --       --       --       --
      Value at End of Year            --       15.13      13.85      12.10      10.31     10.60       --       --       --       --
    Rev Value No. of Units            --     150,408    180,511    141,303     71,857        --       --       --       --       --
  Rev. Access No. of Units            --      31,596     32,488     28,155     71,857        --       --       --       --       --
   Rev. Extra No. of Units            --      76,355     87,529     39,131     71,857        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --       13.96      12.20      10.39      10.68      9.65    10.00       --       --       --
      Value at End of Year            --       15.26      13.96      12.20      10.39     10.68     9.65       --       --       --
              No. of Units            --       9,431      9,647     11,396      5,140     8,203    8,837       --       --       --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
Contracts with no Optional Benefits
    Value at Start of Year            --        6.95       5.66       7.36       8.82     10.00       --       --       --       --
      Value at End of Year            --        7.61       6.95       5.66       7.36      8.82       --       --       --       --
    Rev Value No. of Units            --   2,011,770  2,127,364  1,293,111  1,817,947    12,749       --       --       --       --
  Rev. Access No. of Units            --     149,584    160,565    126,954  1,817,947    12,749       --       --       --       --
   Rev. Extra No. of Units            --     747,950    802,120    416,961  1,817,947    12,749       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --       12.30       9.99      12.97      10.00        --       --       --       --       --
      Value at End of Year            --       13.52      12.30       9.99      12.97        --       --       --       --       --
              No. of Units            --      15,633     16,765     11,472     17,169        --       --       --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            -- $      6.95 $     5.66 $     7.36 $    10.00        --       --       --       --       --
      Value at End of Year            --        7.61       6.95       5.66       7.36        --       --       --       --       --
              No. of Units            --     283,703    306,082    182,202    225,112        --       --       --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --       12.30       9.99      12.97      10.00        --       --       --       --       --
      Value at End of Year            --       13.52      12.30       9.99      12.97        --       --       --       --       --
              No. of Units            --      54,413    145,833     26,987     92,665        --       --       --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --        6.95       5.66       7.36      10.00        --       --       --       --       --
      Value at End of Year            --        7.61       6.95       5.66       7.36        --       --       --       --       --
              No. of Units            --   2,038,882   2,463,202  1,034,165 1,326,556        --       --       --       --       --

GROWTH AND INCOME TRUST (FORMERLY, GROWTH & INCOME TRUST II) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year          7.61          --         --         --         --        --       --       --       --       --
      Value at End of Year          8.19          --         --         --         --        --       --       --       --       --
    Rev Value No. of Units     1,762,597          --         --         --         --        --       --       --       --       --
  Rev. Access No. of Units       142,242          --         --         --         --        --       --       --       --       --
   Rev. Extra No. of Units       682,260          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year         13.52          --         --         --         --        --       --       --       --       --
      Value at End of Year         14.58          --         --         --         --        --       --       --       --       --
              No. of Units        14,829          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year          7.61          --         --         --         --        --       --       --       --       --
      Value at End of Year          8.19          --         --         --         --        --       --       --       --       --
              No. of Units       254,401          --         --         --         --        --       --       --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year         13.52          --         --         --         --        --       --       --       --       --
      Value at End of Year         14.58          --         --         --         --        --       --       --       --       --
              No. of Units        54,549          --         --         --         --        --       --       --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year          7.61          --         --         --         --        --       --       --       --       --
      Value at End of Year          8.19          --         --         --         --        --       --       --       --       --
              No. of Units     1,515,204          --         --         --         --        --       --       --       --       --

HEALTH SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year         10.98          --         --         --         --        --       --       --       --       --
      Value at End of Year         12.75          --         --         --         --        --       --       --       --       --
    Rev Value No. of Units       130,066          --         --         --         --        --       --       --       --       --
  Rev. Access No. of Units         4,983          --         --         --         --        --       --       --       --       --
   Rev. Extra No. of Units        68,732          --         --         --         --        --       --       --       --       --

HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
    Value at Start of Year            --       10.00       7.69       9.73      10.00        --       --       --       --       --
      Value at End of Year            --       10.98      10.00       7.69       9.73        --       --       --       --       --
    Rev Value No. of Units            --     127,989    138,303    129,645    100,786        --       --       --       --       --
  Rev. Access No. of Units            --      13,508     15,522     15,340    100,786        --       --       --       --       --
   Rev. Extra No. of Units            --      65,016     60,627     33,411    100,786        --       --       --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year         10.57          --         --         --         --        --       --       --       --       --
      Value at End of Year         10.84          --         --         --         --        --       --       --       --       --
    Rev Value No. of Units       466,579          --         --         --         --        --       --       --       --       --
  Rev. Access No. of Units        77,829          --         --         --         --        --       --       --       --       --
   Rev. Extra No. of Units       211,533          --         --         --         --        --       --       --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year   $     10.66          --         --         --         --        --       --       --       --       --
      Value at End of Year         10.84          --         --         --         --        --       --       --       --       --
              No. of Units         4,281          --         --         --         --        --       --       --       --       --

HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year         10.57        9.90       8.60       9.12       9.04     10.27    10.00       --       --       --
      Value at End of Year         10.25       10.57       9.90       8.60       9.12      9.04    10.27       --       --       --
    Rev Value No. of Units         5,308     551,124    626,689    477,166    644,021   333,028   48,898       --       --       --
  Rev. Access No. of Units            --      89,295     97,589     77,833    644,021   333,028   48,898       --       --       --
   Rev. Extra No. of Units           855     238,160    234,126    149,911    644,021   333,028   48,898       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --       10.10       8.76       9.26       9.16     10.38    10.00       --       --       --
      Value at End of Year            --       10.82      10.10       8.76       9.26      9.16    10.38       --       --       --
              No. of Units            --          --      6,229      2,466      2,470     2,473    2,423       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --        9.98       8.67       9.19       9.11     10.35    10.00       --       --       --
      Value at End of Year            --       10.66       9.98       8.67       9.19      9.11    10.35       --       --       --
              No. of Units            --       5,093      6,395     11,108      9,657    10,644   11,541       --       --       --

INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES
 (units first credited 5-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year            --        9.49       6.77      10.00         --        --       --       --       --       --
      Value at End of Year            --       11.27       9.49       6.77         --        --       --       --       --       --

  Rev. Access No. of Units            --      34,893     31,853        906         --        --       --       --       --
  Rev. Access No. of Units            --      34,893     31,853        906         --        --       --       --       --       --
   Rev. Extra No. of Units            --     100,560    101,328      4,383         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --        9.61       6.84       8.14      10.32     12.62    10.00       --       --        --
      Value at End of Year            --       11.44       9.61       6.84       8.14     10.32    12.62       --       --        --
              No. of Units            --       8,050      8,075      8,099      8,123     8,148       --       --       --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --        9.49       6.77       8.08      10.27     12.59    10.00       --       --       --
      Value at End of Year            --       11.27       9.49       6.77       8.08     10.27    12.59       --       --       --
              No. of Units            --      10,689     10,664     13,070     14,510    19,558   18,759       --       --       --

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year         11.29          --         --         --         --        --       --       --       --       --
      Value at End of Year         13.01          --         --         --         --        --       --       --       --       --
    Rev Value No. of Units       695,650          --         --         --         --        --       --       --       --       --
  Rev. Access No. of Units       128,613          --         --         --         --        --       --       --       --       --
   Rev. Extra No. of Units       257,269          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year         11.44          --         --         --         --        --       --       --       --       --
      Value at End of Year         13.24          --         --         --         --        --       --       --       --       --
              No. of Units         8,026          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year          9.49          --         --         --         --        --       --       --       --       --
      Value at End of Year         13.01          --         --         --         --        --       --       --       --       --
              No. of Units         9,943          --         --         --         --        --       --       --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
JANUS ASPEN GLOBAL TECHNOLOGY (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05)SERVICE CLASS SHARES
 (units first credited 5-01-2003)
Contracts with no Optional Benefits
    Value at Start of Year            --       13.67      10.04         --         --        --       --       --       --       --
      Value at End of Year            --       13.58      13.67         --         --        --       --       --       --       --
    Rev Value No. of Units            --      10,639     18,973         --         --        --       --       --       --       --
  Rev. Access No. of Units            --       1,095      1,101         --         --        --       --       --       --       --
   Rev. Extra No. of Units            --       4,092      2,704         --         --        --       --       --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
JANUS ASPEN WORLDWIDE GROWTH (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05)SERVICE CLASS SHARES
 (units first credited 11-01-2000)
Contracts with no Optional Benefits
    Value at Start of Year            -- $      6.19 $     5.07 $     6.90 $     9.04 $   10.00       --       --       --       --
      Value at End of Year            --        6.39       6.19       5.07       6.90      9.04       --       --       --       --
    Rev Value No. of Units            --     178,127    214,502    229,005    322,018   128,709       --       --       --       --
  Rev. Access No. of Units            --      35,764     47,215     42,016    322,018   128,709       --       --       --       --
   Rev. Extra No. of Units            --      52,533     53,367     51,239    322,018   128,709       --       --       --       --

LARGE CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year          3.70          --         --         --         --        --       --       --       --       --
      Value at End of Year          3.71          --         --         --         --        --       --       --       --       --
    Rev Value No. of Units       975,667          --         --         --         --        --       --       --       --       --
  Rev. Access No. of Units       100,095          --         --         --         --        --       --       --       --       --
   Rev. Extra No. of Units       159,332          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year          7.31          --         --         --         --        --       --       --       --       --
      Value at End of Year         11.77          --         --         --         --        --       --       --       --       --
              No. of Units         4,708          --         --         --         --        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year          3.70          --         --         --         --        --       --       --       --       --
      Value at End of Year          3.71          --         --         --         --        --       --       --       --       --
              No. of Units       118,078          --         --         --         --        --       --       --       --       --

LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 3-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year            --        7.19       5.79       8.13      10.00        --       --       --       --       --
      Value at End of Year            --        7.41       7.19       5.79       8.13        --       --       --       --       --
    Rev Value No. of Units            --   1,439,838    540,715    167,749     77,662        --       --       --       --       --
  Rev. Access No. of Units            --     146,532     49,259     10,413     77,662        --       --       --       --       --
   Rev. Extra No. of Units            --     489,849    128,549     20,683     77,662        --       --       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --        7.28       5.85       8.19      10.03     12.34    10.00       --       --       --
      Value at End of Year            --        7.52       7.28       5.85       8.19     10.03    12.34       --       --       --
              No. of Units            --      17,276     12,579     13,586     48,418    49,959   38,907       --       --       --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --        7.19       5.79       8.13       9.98     12.31    10.00       --       --       --
      Value at End of Year            --        7.41       7.19       5.79       8.13      9.98    12.31       --       --       --
              No. of Units            --      59,258     50,560     53,908     74,845    86,341   72,822       --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year            --        6.97         --         --         --        --       --       --       --       --
      Value at End of Year            --        7.52         --         --         --        --       --       --       --       --
              No. of Units            --      34,293         --         --         --        --       --       --       --       --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year            --        6.87         --         --         --        --       --       --       --       --
      Value at End of Year            --        7.41         --         --         --        --       --       --       --       --
              No. of Units            --     142,526         --         --         --        --       --       --       --       --

LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH FUND) (MERGED INTO LARGE CAP GROWTH FUND EFF. 11-1-04) - NAV SHARES
 (units first credited 8-10-1999)
Contracts with no Optional Benefits
    Value at Start of Year            --        7.13       5.48       8.09       9.60     11.97    10.00       --       --       --
      Value at End of Year            --        6.81       7.13       5.48       8.09      9.60    11.97       --       --       --

                                YEAR        YEAR        YEAR       YEAR      YEAR       YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                              12/31/05    12/31/04    12/31/03   12/31/02   12/31/01  12/31/00  12/31/99 12/31/98 12/31/97 12/31/96
                             ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
    Rev Value No. of Units            --          --    609,843    681,954  1,205,414 1,040,129  178,388       --       --       --
  Rev. Access No. of Units            --          --     45,760     78,966  1,205,414 1,040,129  178,388       --       --       --
   Rev. Extra No. of Units            --          --    294,010    322,673  1,205,414 1,040,129  178,388       --       --       --

LARGE CAP VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year            --       12.08       9.75      11.38      10.00        --       --       --       --       --
      Value at End of Year            --       13.72      12.08       9.75      11.38        --       --       --       --       --
    Rev Value No. of Units            --     619,096    601,394    483,868    334,667        --       --       --       --       --
  Rev. Access No. of Units            --      94,674     91,386     50,708    334,667        --       --       --       --       --
   Rev. Extra No. of Units            --     209,987    155,358     97,450    334,667        --       --       --       --       --

                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                          12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                          --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year         -- $    12.23 $     9.84 $    11.46 $    11.44 $    10.22 $    10.00       --        --        --
    Value at End of Year         --      13.93      12.23       9.84      11.46      11.44      10.22       --        --        --
            No. of Units         --     22,174     54,141     54,818     47,784     47,784     36,375       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year         --      12.08       9.75      11.38      11.38      10.20      10.00       --        --        --
    Value at End of Year         --      13.72      12.08       9.75      11.38      11.38      10.20       --        --        --
            No. of Units         --     35,552     40,103     45,084     69,954     80,984    101,992       --        --        --

MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)

Contracts with no Optional Benefits
  Value at Start of Year         --       9.41       8.00       9.34       9.73      10.00         --       --        --        --
    Value at End of Year         --      10.05       9.41       8.00       9.34       9.73         --       --        --        --
  Rev Value No. of Units         --  1,168,263  1,277,365  1,159,355    868,814         89         --       --        --        --
Rev. Access No. of Units         --     65,821     73,227     80,473    868,814         89         --       --        --        --
 Rev. Extra No. of Units         --    166,993    185,973    154,757    868,814         89         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year         --      10.31       8.77      10.24      10.67      10.80      10.00       --        --        --
    Value at End of Year         --      11.02      10.31       8.77      10.24      10.67      10.80       --        --        --
            No. of Units         --     16,131     17,668     19,124     20,975     26,890     25,357       --        --        --

MANAGED TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
  Value at Start of Year      10.05         --         --         --         --         --         --       --        --        --
    Value at End of Year      10.19         --         --         --         --         --         --       --        --        --
  Rev Value No. of Units  1,037,978         --         --         --         --         --         --       --        --        --
Rev. Access No. of Units     61,630         --         --         --         --         --         --       --        --        --
 Rev. Extra No. of Units    163,956         --         --         --         --         --         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year      11.02         --         --         --         --         --         --       --        --        --
    Value at End of Year      11.17         --         --         --         --         --         --       --        --        --
            No. of Units     14,098         --         --         --         --         --         --       --        --        --

MFS INVESTORS GROWTH STOCK FUND (MERGED INTO 500 INDEX TRUST EFF 4-29-05) - INITIAL CLASS SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
  Value at Start of Year         --       7.46       6.14       8.58      11.45      12.36      10.00       --        --        --
    Value at End of Year         --       8.05       7.46       6.14       8.58      11.45      12.36       --        --        --
  Rev Value No. of Units         --    641,118    715,159    723,032  1,280,675    971,077    158,192       --        --        --
Rev. Access No. of Units         --    121,589    132,909    146,522  1,280,675    971,077    158,192       --        --        --
 Rev. Extra No. of Units         --    253,985    281,892    331,636  1,280,675    971,077    158,192       --        --        --

MFS NEW DISCOVERY FUND (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - INITIAL CLASS SHARES (units first credited 5-0 1-2001)

Contracts with no Optional Benefits
  Value at Start of Year         --      12.35       9.35      13.85      14.77      15.26      10.00       --        --        --
    Value at End of Year         --      12.99      12.35       9.35      13.85      14.77      15.26       --        --        --
  Rev Value No. of Units         --    225,250    256,805    277,963    533,377        431     36,557       --        --        --
Rev. Access No. of Units         --     57,556     76,297     83,268    533,377    431,090     36,557       --        --        --
 Rev. Extra No. of Units         --    103,634    117,145    144,140    533,377    431,090     36,557       --        --        --

MFS RESEARCH FUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - INITIAL CLASS SHARES
(units first credited 8-10-1999)

Contracts with no Optional Benefits
  Value at Start of Year         --       7.95       6.46       8.67      11.14      11.86      10.00       --        --        --
    Value at End of Year         --       9.10       7.95       6.46       8.67      11.14      11.86       --        --        --
  Rev Value No. of Units         --    517,686    578,045    621,468    970,571    672,010     73,452       --        --        --

                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                          12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                          --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Rev. Access No. of Units         --     38,062     49,422     68,797    970,571    672,010     73,452       --        --        --
 Rev. Extra No. of Units         --    160,507    183,241    177,806    970,571    672,010     73,452       --        --        --

MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)

Contracts with no Optional Benefits
  Value at Start of Year         --      23.49      16.19      20.79      20.47      18.98      18.07       --        --        --
    Value at End of Year         --      25.90      23.49      16.19      20.79      20.47      18.98       --        --        --
  Rev Value No. of Units         --    210,494    228,854    200,020    242,085    136,439     14,779       --        --        --
Rev. Access No. of Units         --     28,188     29,359     29,475    242,085    136,439     14,779       --        --        --
 Rev. Extra No. of Units         --     65,986     67,961     57,788    242,085    136,439     14,779       --        --        --

                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                          12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                          --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
  Value at Start of Year $    11.31         --         --         --         --         --         --       --        --        --
    Value at End of Year      12.15         --         --         --         --         --         --       --        --        --
  Rev Value No. of Units     52,742         --         --         --         --         --         --       --        --        --
Rev. Access No. of Units     11,718         --         --         --         --         --         --       --        --        --
 Rev. Extra No. of Units      6,834         --         --         --         --         --         --       --        --        --

MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
  Value at Start of Year      25.90         --         --         --         --         --         --       --        --        --
    Value at End of Year      30.14         --         --         --         --         --         --       --        --        --
  Rev Value No. of Units    207,932         --         --         --         --         --         --       --        --        --
Rev. Access No. of Units     25,048         --         --         --         --         --         --       --        --        --
 Rev. Extra No. of Units     63,351         --         --         --         --         --         --       --        --        --

MID CAP VALUE FUND (MERGED INTO MID CAP VALUE B FUND EFF. 11-01-04) - NAV SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
  Value at Start of Year         --      13.56      10.00         --         --         --         --       --        --        --
    Value at End of Year         --      14.77      13.56         --         --         --         --       --        --        --
  Rev Value No. of Units         --         --     27,470         --         --         --         --       --        --        --
Rev. Access No. of Units         --         --      8,029         --         --         --         --       --        --        --
 Rev. Extra No. of Units         --         --     32,051         --         --         --         --       --        --        --

MID CAP VALUE B FUND (FORMERLY, SMALL MIDCAP CORE FUND) (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES
(units first credited 5-03-1999)

Contracts with no Optional Benefits
  Value at Start of Year         --      15.68      10.94      13.06      13.16      12.73      11.00       --        --        --
    Value at End of Year         --      18.39      15.68      10.94      13.06      13.16      12.73       --        --        --
  Rev Value No. of Units         --    293,358    231,918    215,620    220,092    114,891      9,532       --        --        --
Rev. Access No. of Units         --     54,371     39,919     41,956    220,092    114,891      9,532       --        --        --
 Rev. Extra No. of Units         --    128,593     70,945     67,848    220,092    114,891      9,532       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year         --      14.91      10.38      12.36      12.42      11.99      10.00       --        --        --
    Value at End of Year         --      17.53      14.91      10.38      12.36      12.42      11.99       --        --        --
            No. of Units         --      9,924      4,305      5,358      6,506      6,516      5,870       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year         --      14.73      10.27      12.27      12.36      11.96      10.00       --        --        --
    Value at End of Year         --      17.27      14.73      10.27      12.27      12.36      11.96       --        --        --
            No. of Units         --     16,112     16,311     15,084     19,421     16,718     12,272       --        --        --

MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
  Value at Start of Year      18.39         --         --         --         --         --         --       --        --        --
    Value at End of Year      19.50         --         --         --         --         --         --       --        --        --
  Rev Value No. of Units    300,424         --         --         --         --         --         --       --        --        --
Rev. Access No. of Units     39,761         --         --         --         --         --         --       --        --        --
 Rev. Extra No. of Units    115,752         --         --         --         --         --         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year      17.53         --         --         --         --         --         --       --        --        --
    Value at End of Year      18.64         --         --         --         --         --         --       --        --        --
            No. of Units      9,229         --         --         --         --         --         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year      17.27         --         --         --         --         --         --       --        --        --

                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                          12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                          --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
    Value at End of Year      18.32         --         --         --         --         --         --       --        --        --
            No. of Units     12,517         --         --         --         --         --         --       --        --        --

MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)

Contracts with no
       Optional Benefits
  Value at Start of Year         --      10.12      10.15      10.12      10.00         --         --       --        --        --
    Value at End of Year         --      10.10      10.12      10.15      10.12         --         --       --        --        --
  Rev Value No. of Units         --  1,589,131  2,054,260  2,479,251  4,289,180         --         --       --        --        --
Rev. Access No. of Units         --    333,841    346,239  1,018,815  4,289,180         --         --       --        --        --
 Rev. Extra No. of Units         --    549,370    837,553  1,371,649  4,289,180         --         --       --        --        --

                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                          12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                          --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year         -- $    12.16 $    12.17 $    12.11     $10.00         --         --       --        --        --
    Value at End of Year         --      12.17      12.16      12.17      12.11         --         --       --        --        --
            No. of Units         --     65,316     83,691     86,772     92,991         --         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year         --      10.12      10.15      10.12      10.00         --         --       --        --        --
    Value at End of Year         --      10.10      10.12      10.15      10.12         --         --       --        --        --
            No. of Units         --     63,446     62,638     67,782     53,661         --         --       --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year         --      12.16      12.17      12.11      10.00         --         --       --        --        --
    Value at End of Year         --      12.17      12.16      12.17      12.11         --         --       --        --        --
            No. of Units         --     17,913     23,367     28,641     20,225         --         --       --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year         --      10.12      10.15      10.12      10.00         --         --       --        --        --
    Value at End of Year         --      10.10      10.12      10.15      10.12         --         --       --        --        --
            No. of Units         --    288,851    412,229    552,435    457,386         --         --       --        --        --

MONEY MARKET TRUST B - NAV SHARES (units first credited 1-00-1900)
Contracts with no
       Optional Benefits
  Value at Start of Year      10.10         --         --         --         --         --         --       --        --        --
    Value at End of Year      10.27         --         --         --         --         --         --       --        --        --
  Rev Value No. of Units  1,263,530         --         --         --         --         --         --       --        --        --
Rev. Access No. of Units    246,064         --         --         --         --         --         --       --        --        --
 Rev. Extra No. of Units    469,050         --         --         --         --         --         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year      12.17         --         --         --         --         --         --       --        --        --
    Value at End of Year      12.40         --         --         --         --         --         --       --        --        --
            No. of Units     63,596         --         --         --         --         --         --       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year      10.10         --         --         --         --         --         --       --        --        --
    Value at End of Year      10.27         --         --         --         --         --         --       --        --        --
            No. of Units     53,013         --         --         --         --         --         --       --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000

  Value at Start of Year      12.17         --         --         --         --         --         --       --        --        --
    Value at End of Year      12.40         --         --         --         --         --         --       --        --        --
            No. of Units     13,773         --         --         --         --         --         --       --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year      10.10         --         --         --         --         --         --       --        --        --
    Value at End of Year      10.27         --         --         --         --         --         --       --        --        --
            No. of Units    213,156         --         --         --         --         --         --       --        --        --

OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-01-2004) - NAV SHARES (units first credited 8-10-1999)
Contracts with no
       Optional Benefits
  Value at Start of Year         --      13.75       9.96      10.76      11.65      12.98      12.24       --        --        --
    Value at End of Year         --      14.08      13.75       9.96      10.76      11.65      12.98       --        --        --
  Rev Value No. of Units         --         --    201,570    174,540    128,318     63,735      5,361       --        --        --
Rev. Access No. of Units         --         --     35,964     24,431    128,318     63,735      5,361       --        --        --
 Rev. Extra No. of Units         --         --     41,367     28,672    128,318     63,735      5,361       --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000

  Value at Start of Year         --      10.76       7.79       8.42       9.12      10.16      10.00       --        --        --
    Value at End of Year         --      11.01      10.76       7.79       8.42       9.12      10.16       --        --        --

                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                          12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
                          --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
            No. of Units         --         --      6,486      4,448      4,508      5,357      6,608       --        --        --

OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Contracts with no
       Optional Benefits
  Value at Start of Year         --       8.79       6.72       8.33      10.00         --         --       --        --        --
    Value at End of Year         --       9.64       8.79       6.72       8.33         --         --       --        --        --
  Rev Value No. of Units         --    694,057    301,848    190,914     20,457         --         --       --        --        --
Rev. Access No. of Units         --    102,357     16,942     18,535     20,457         --         --       --        --        --
 Rev. Extra No. of Units         --    262,113    137,661     75,514     20,457         --         --       --        --        --

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------  --------  --------- --------- --------- --------- --------- --------- --------- ---------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --   $  8.90   $   6.79  $   8.39  $  10.72  $  12.94  $  10.00        --        --        --
      Value at End of Year        --      9.78       8.90      6.79      8.39     10.72     12.94        --        --        --
              No. of Units        --     5,820      4,791     6,084     7,494     7,506     5,408        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --      8.79       6.72      8.33     10.66     12.91     10.00        --        --        --
      Value at End of Year        --      9.64       8.79      6.72      8.33     10.66     12.91        --        --        --
              No. of Units        --    43,870     38,739    42,177    48,242    50,459    21,856        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --      8.90       6.79     10.00        --        --        --        --        --        --
      Value at End of Year        --      9.78       8.90      6.79        --        --        --        --        --        --
              No. of Units        --     9,076      7,752     7,963        --        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --      8.79       6.72     10.00        --        --        --        --        --        --
      Value at End of Year        --      9.64       8.79      6.72        --        --        --        --        --        --
              No. of Units        --    95,289    102,807   103,370        --        --        --        --        --        --

Overseas Equity C Fund (formerly "Emerging Markets Equity" (merged into Overseas Equity B Fund eff 11-1-04)) - NAV Shares
(units first credited 5-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year        --     14.06       9.07      9.85     10.00        --        --        --        --        --
      Value at End of Year        --     15.37      14.06      9.07      9.85        --        --        --        --        --
    Rev Value No. of Units        --        --     33,986    17,395     7,941        --        --        --        --        --
  Rev. Access No. of Units        --        --      4,792     2,150     7,941        --        --        --        --        --
   Rev. Extra No. of Units        --        --     20,573     7,320     7,941        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --     14.06       9.07      9.85     10.35     17.48     10.00        --        --        --
      Value at End of Year        --     15.37      14.06      9.07      9.85     10.35     17.48        --        --        --
              No. of Units        --        --      6,003     8,809     7,313     7,636     8,609        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --        --         --        --        --        --        --        --        --        --
      Value at End of Year        --        --         --        --        --        --        --        --        --        --
Overseas Equity Trust - NAV Shares (units first credited 4-29-2005) Contracts with no Optional Benefits
    Value at Start of Year      9.64        --         --        --        --        --        --        --        --        --
      Value at End of Year     11.27        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units   613,845        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units    82,171        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units   217,607        --         --        --        --        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year      9.78        --         --        --        --        --        --        --        --        --
      Value at End of Year     11.47        --         --        --        --        --        --        --        --        --
              No. of Units     4,986        --         --        --        --        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year      9.64        --         --        --        --        --        --        --        --        --
      Value at End of Year     11.27        --         --        --        --        --        --        --        --        --
              No. of Units    36,329        --         --        --        --        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year      9.78        --         --        --        --        --        --        --        --        --
      Value at End of Year     11.47        --         --        --        --        --        --        --        --        --
              No. of Units    12,021        --         --        --        --        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------  --------  --------- --------- --------- --------- --------- --------- --------- ---------
    Value at Start of Year      9.64        --         --        --        --        --        --        --        --        --
      Value at End of Year     11.27        --         --        --        --        --        --        --        --        --
              No. of Units    80,279        --         --        --        --        --        --        --        --        --

Real Estate Equity Fund (replaced by Real Estate Securities Trust B eff 4-29-05)
- NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
    Value at Start of Year        --     15.47      11.44     11.43     10.95     10.00        --        --        --        --
      Value at End of Year        --     20.85      15.47     11.44     11.43     10.95        --        --        --        --
    Rev Value No. of Units        --   253,425    267,781   217,276   138,332     1,766        --        --        --        --
  Rev. Access No. of Units        --    31,913     48,314    48,847   138,332     1,766        --        --        --        --
   Rev. Extra No. of Units        --    88,926     86,358    68,106   138,332     1,766        --        --        --        --

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------  --------  --------- --------- --------- --------- --------- --------- --------- ---------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --  $  17.95   $  13.24  $  13.20  $  12.61  $   9.63 $   10.00        --        --        --
      Value at End of Year        --     24.26      17.95     13.24     13.20     12.61      9.63        --        --        --
              No. of Units        --    10,542     11,719    11,722    11,726    11,730    11,845        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --     17.72      13.11     13.10     12.54      9.60     10.00        --        --        --
      Value at End of Year        --     23.89      17.72     13.11     13.10     12.54      9.60        --        --        --
              No. of Units        --     6,087      6,937     3,182     2,869     2,599     2,363        --        --        --

Real Estate Securities Trust B - NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
    Value at Start of Year     20.85        --         --        --        --        --        --        --        --        --
      Value at End of Year     23.12        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units   235,518        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units    25,551        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units    72,842        --         --        --        --        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year     24.26        --         --        --        --        --        --        --        --        --
      Value at End of Year     57.17        --         --        --        --        --        --        --        --        --
              No. of Units     4,971        --         --        --        --        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year     23.89        --         --        --        --        --        --        --        --        --
      Value at End of Year     23.12        --         --        --        --        --        --        --        --        --
              No. of Units     9,394        --         --        --        --        --        --        --        --        --

Short-Term Bond Fund (merged into Short Term Bond Trust eff 4-29-05) - NAV
Shares (units first credited 5-03-1999) Contracts with no Optional Benefits
    Value at Start of Year        --     15.04      14.82     14.20     13.30     12.48     12.34        --        --        --
      Value at End of Year        --     15.07      15.04     14.82     14.20     13.30     12.48        --        --        --
    Rev Value No. of Units        --   765,939    884,537   621,051   440,240   126,421    15,433        --        --        --
  Rev. Access No. of Units        --    98,324    118,364   132,895   440,240   126,421    15,433        --        --        --
   Rev. Extra No. of Units        --   162,310    185,025   158,441   440,240   126,421    15,433        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --     12.41      12.20     11.66     10.89     10.19     10.00        --        --        --
      Value at End of Year        --     12.46      12.41     12.20     11.66     10.89     10.19        --        --        --
              No. of Units        --        --         --        --        --        --     4,987        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --     12.26      12.08     11.57     10.84     10.17     10.00        --        --        --
      Value at End of Year        --     12.28      12.26     12.08     11.57     10.84     10.17        --        --        --
              No. of Units        --     7,734      7,829     5,826     6,019     6,207     5,058        --        --        --

Short-Term Bond Trust - NAV Shares (units first credited 4-29-2005) Contracts with no Optional Benefits
    Value at Start of Year     15.07        --         --        --        --        --        --        --        --        --
      Value at End of Year     15.20        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units   617,842        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units    79,284        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units   141,094        --         --        --        --        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year     12.28        --         --        --        --        --        --        --        --        --
      Value at End of Year     12.39        --         --        --        --        --        --        --        --        --
              No. of Units     7,197        --         --        --        --        --        --        --        --        --

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------  --------  --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Emerging Growth Fund (merged into Small Cap Growth Trust eff 4-29-05) - NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
    Value at Start of Year        --      8.23       5.60      7.90      8.30     10.00        --        --        --        --
      Value at End of Year        --      8.90       8.23      5.60      7.90      8.30        --        --        --        --
    Rev Value No. of Units        --   692,587    116,428   110,281    79,406       535        --        --        --        --
  Rev. Access No. of Units        --    66,206     12,351     8,332    79,406       535        --        --        --        --
   Rev. Extra No. of Units        --   200,297     28,761    30,007    79,406       535        --        --        --        --

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------  --------  --------- --------- --------- --------- --------- --------- --------- ---------
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --  $   8.62  $    5.85 $    8.23  $   8.64   $  9.58 $   10.00        --        --        --
      Value at End of Year        --      9.34       8.62      5.85      8.23      8.64      9.58        --        --        --
              No. of Units        --     4,203      7,749     8,574        --        --     1,452        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --      8.52       5.79      8.17      8.60      9.56     10.00        --        --        --
      Value at End of Year        --      9.21       8.52      5.79      8.17      8.60      9.56        --        --        --
              No. of Units        --    48,346     12,101    14,125    12,245    16,236    14,326        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --      8.52         --        --        --        --        --        --        --        --
      Value at End of Year        --      9.34         --        --        --        --        --        --        --        --
              No. of Units        --    23,421         --        --        --        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --      8.40         --        --        --        --        --        --        --        --
      Value at End of Year        --      9.21         --        --        --        --        --        --        --        --
              No. of Units        --   316,019         --        --        --        --        --        --        --        --

Small Cap Growth Fund (merged into Small Cap Emerging Growth Fund eff 11-01-04) - NAV Shares (units first credited 11-15-2001)
Contracts with no Optional
Benefits
    Value at Start of Year        --     12.39       9.81     14.19     16.44     21.19     14.27        --        --        --
      Value at End of Year        --     12.27      12.39      9.81     14.19     16.44     21.19        --        --        --
    Rev Value No. of Units        --        --    428,036   448,285   715,728   608,753    59,529        --        --        --
  Rev. Access No. of Units        --        --     41,073    45,628   715,728   608,753    59,529        --        --        --
   Rev. Extra No. of Units        --        --    143,040   134,266   715,728   608,753    59,529        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --     14.55      11.49     16.57     10.00        --        --        --        --        --
      Value at End of Year        --     14.43      14.55     11.49     16.57        --        --        --        --        --
              No. of Units        --        --      2,478     2,478     2,702        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --     12.39       9.81     14.19     10.00        --        --        --        --        --
      Value at End of Year        --     12.27      12.39      9.81     14.19        --        --        --        --        --
              No. of Units        --        --     29,375    31,651    35,009        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year        --     14.55      11.49     16.57     10.00        --        --        --        --        --
      Value at End of Year        --     14.43      14.55     11.49     16.57        --        --        --        --        --
              No. of Units        --        --     24,095    29,369    50,072        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year        --     12.39       9.81     14.19     10.00        --        --        --        --        --
      Value at End of Year        --     12.27      12.39      9.81     14.19        --        --        --        --        --
              No. of Units        --        --    250,519   270,532   334,521        --        --        --        --        --

Small Cap Growth Trust - NAV Shares (units first credited 4-29-2005) Contracts with no Optional Benefits
    Value at Start of Year      8.90        --         --        --        --        --        --        --        --        --
      Value at End of Year     10.31        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units   650,669        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units    51,319        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units   182,932        --         --        --        --        --        --        --        --        --

Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year      9.34        --         --        --        --        --        --        --        --        --
      Value at End of Year     10.85        --         --        --        --        --        --        --        --        --

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------  --------  --------- --------- --------- --------- --------- --------- --------- ---------
              No. of Units     4,203        --         --        --        --        --        --        --        --        --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year      9.21        --         --        --        --        --        --        --        --        --
      Value at End of Year     10.67        --         --        --        --        --        --        --        --        --
              No. of Units    42,275        --         --        --        --        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
    Value at Start of Year      9.34        --         --        --        --        --        --        --        --        --
      Value at End of Year     10.85        --         --        --        --        --        --        --        --        --
              No. of Units    25,657        --         --        --        --        --        --        --        --        --

                             YEAR        YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/05    12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                           ---------   --------  --------- --------- --------- --------- --------- --------- --------- ---------
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year $     9.21        --         --        --        --        --        --        --        --        --
      Value at End of Year      10.67        --         --        --        --        --        --        --        --        --
              No. of Units    268,773        --         --        --        --        --        --        --        --        --
Small Cap Index Trust - NAV Shares (units first credited 4-29-2005) Contracts with no Optional Benefits
    Value at Start of Year      12.99        --         --        --        --        --        --        --        --        --
      Value at End of Year      12.49        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units    214,291        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units     53,815        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units     95,089        --         --        --        --        --        --        --        --        --

Small Cap Value Fund (merged into Small Cap Value Trust eff 4-29-05) - NAV
Shares (units first credited 8-10-1999) Contracts with no Optional Benefits
    Value at Start of Year      25.43     20.54      15.07     16.31     13.87     10.46     10.00        --        --        --
      Value at End of Year      27.44     25.43      20.54     15.07     16.31     13.87     10.46        --        --        --
    Rev Value No. of Units    377,974   444,257    467,842   467,201   546,648   241,338        --        --        --        --
  Rev. Access No. of Units     60,124    63,114     79,351    81,318   546,648   241,338        --        --        --        --
   Rev. Extra No. of Units    112,417   123,938    137,936   128,046   546,648   241,338        --        --        --        --

Small Cap Value Trust - NAV Shares (units first credited 4-29-2005) Contracts with no Optional Benefits
    Value at Start of Year      25.43        --         --        --        --        --        --        --        --        --
      Value at End of Year      27.44        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units    377,974        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units     60,124        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units    112,417        --         --        --        --        --        --        --        --        --

Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
    Value at Start of Year         --        --         --        --        --        --        --        --        --        --
      Value at End of Year         --        --         --        --        --        --        --        --        --        --
Total Return Trust - NAV Shares (units first credited 4-29-2005) Contracts with no Optional Benefits
    Value at Start of Year      10.46        --         --        --        --        --        --        --        --        --
      Value at End of Year      10.63        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units    154,807        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units     14,021        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units     74,581        --         --        --        --        --        --        --        --        --

Total Return Bond Fund (replaced by Total Return Trust eff 4-29-05) - NAV Shares
(units first credited 5-01 -2003) Contracts with no Optional Benefits
    Value at Start of Year         --     10.11      10.00        --        --        --        --        --        --        --
      Value at End of Year         --     10.46      10.11        --        --        --        --        --        --        --
    Rev Value No. of Units         --   101,935     85,139        --        --        --        --        --        --        --
  Rev. Access No. of Units         --     9,789     10,515        --        --        --        --        --        --        --
   Rev. Extra No. of Units         --    44,923     61,613        --        --        --        --        --        --        --

Total Stock Market Index Trust - NAV Shares (units first credited 4-29-2005)
Contracts with no Optional  Benefits
    Value at Start of Year      12.50        --         --        --        --        --        --        --        --        --
      Value at End of Year      12.74        --         --        --        --        --        --        --        --        --
    Rev Value No. of Units  1,350,669        --         --        --        --        --        --        --        --        --
  Rev. Access No. of Units    154,546        --         --        --        --        --        --        --        --        --
   Rev. Extra No. of Units    440,425        --         --        --        --        --        --        --        --        --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                               [JOHN HANCOCK LOGO]
                             ----------------------
                             JOHN HANCOCK ANNUITIES

                                             Statement of Additional Information
                                                               dated May 1, 2006

                       Statement of Additional Information
        John Hancock Variable Life Insurance Company Variable Account JF

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO") in all jurisdictions as follows:

                         PROSPECTUSES ISSUED BY JHVLICO
           ( to be read with this Statement of Additional Information)
                          Declaration Variable Annuity
                            Patriot Variable Annuity
                       Revolution Access Variable Annuity
                        Revolution Extra Variable Annuity
                        Revolution Value Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
        Annuity Service Office                  Mailing Address
        601 Congress Street                     Post Office Box 55229
        Boston, Massachusetts 02210-2805        Boston, Massachusetts 02205-5106
        (617) 663-3000 or (800) 732-5543        www.johnhancockannuities.com

JHVLICO Var ACCT JF SAI 5/06

                                Table of Contents

DISTRIBUTION................................................................   5
CALCULATION OF PERFORMANCE DATA.............................................   5
  MONEY MARKET VARIABLE INVESTMENT OPTIONS..................................   5
  OTHER VARIABLE INVESTMENT OPTIONS.........................................   5
    "Standardized" Total Return.............................................   5
    Yield...................................................................   6
    "Non-Standardized" Performance..........................................   6
OTHER PERFORMANCE INFORMATION...............................................   6
CALCULATION OF ANNUITY PAYMENTS.............................................   6
    Calculation of Annuity Units............................................   6
    Annuity Unit Values.....................................................   7
    Mortality Tables........................................................   8
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES........................   8
    Net Investment Rate.....................................................   8
    Adjustment of Units and Values..........................................   8
    Hypothetical Examples Illustrating the Calculation of Accumulation
    Unit Values and Annuity Unit Values....................................    8
PURCHASES AND REDEMPTIONS OF FUND SHARES....................................   9
THE SEPARATE ACCOUNT........................................................   9
DELAY OF CERTAIN PAYMENTS...................................................   9
LIABILITY FOR TELEPHONE TRANSFERS...........................................   9
VOTING PRIVILEGES...........................................................  10
APPENDIX A:  AUDITED FINANCIAL STATEMENTS...................................  11

                                  Distribution


John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHVLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2005, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company and an affiliate of ours, served as the principal underwriter of the Contracts. The aggregate dollar amount of underwriting commissions paid to Signator in 2005, 2004 and 2003 was $6,482,728, $14,434,824 and $18,242,108, respectively.


                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )(n) = ERV

Where:

      P = a hypothetical initial premium payment of $1,000
      T = average annual total return
      n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                          Yield = 2[(a-b)/(cd)+1](6) -1]

where:

      a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period
      d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                   payee and

                         (2) the assumed investment rate
                               (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47/ 1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values
The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

      (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    Purchases and Redemptions of Fund Shares


JHVLICO purchases and redeems Fund shares for the Separate Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.



On each Business Day, the Separate Account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Fund share for each Fund determined on that same date.


                              The Separate Account


In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHVLICO to commence operations of a Variable Investment Option or an underlying Fund. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.


                           Delay of Certain Payments


Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:


      (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      (2)   when trading on that Exchange is restricted;

      (3) when an emergency exists as determined by the SEC as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

      (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

-     requiring personal identification,

-     tape recording calls, and

-     providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                                  fund's shares

At a shareholders' meeting, you may give instructions regarding:

      (1)   the election of a Board of Trustees,

      (2)   the ratification of the selection of independent auditors,

      (3) the approval of a Series Fund's investment management agreements, and

      (4)   other matters requiring a vote under the 1940 Act.


The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that Fund.


We will furnish you information and forms so that you may give voting instructions.


We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                    APPENDIX A: Audited Financial Statements

<PLAINTEXT>

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2005 and 2004.............. F-3

Consolidated Statements of Income for the year ended December 31, 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
January 1, 2004 through April 28, 2004 and the year ended December 31,
2003 (Predecessor Company)................................................ F-5

Consolidated Statements of Changes in Shareholder's Equity and
Comprehensive Income for the year ended December 31, 2005, the periods
April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 and the year ended December 31, 2003 (Predecessor
Company).................................................................. F-6

Consolidated Statements of Cash Flows for the year ended December 31,
2005, the periods from April 29, 2004 through December 31, 2004 (Company)
and January 1, 2004 through April 28, 2004 and the year ended
December 31, 2003 (Predecessor Company)................................... F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the year ended December 31, 2005. We have also audited the consolidated balance sheet as of December 31, 2004 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the company for the periods April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004 and for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004 and the consolidated results of their operations and their cash flows for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and its cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the predecessor company changed its method of accounting for participating pension contracts and modified coinsurance contracts.

                                          /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 21, 2006

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value
     (cost: 2005 - $ 4,258.7, 2004 - $ 4,031.3)............ $ 4,231.5 $ 4,098.4
Equity securities:
   Available-for-sale - at fair value
     (cost: 2005 - $36.1; 2004 - $ 73.6)...................      36.2      74.1
Mortgage loans on real estate..............................   1,137.5   1,061.8
Real estate................................................     165.5      14.7
Policy loans...............................................     415.9     387.1
Other invested assets......................................     290.3     349.4
                                                            --------- ---------
   Total Investments.......................................   6,276.9   5,985.5

Cash and cash equivalents..................................     209.6     100.4
Accrued investment income..................................      39.1      55.5
Premiums and accounts receivable...........................       5.4       7.5
Goodwill...................................................     410.8     410.8
Value of business acquired.................................   1,323.2   1,262.8
Intangible assets..........................................     216.5     218.6
Deferred policy acquisition costs..........................     339.7     105.9
Reinsurance recoverable....................................     326.7     253.5
Other assets...............................................     163.7     200.3
Separate account assets....................................   7,496.9   7,335.7
                                                            --------- ---------
   Total Assets............................................ $16,808.5 $15,936.5
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               December 31,
                                                           --------------------
                                                              2005      2004
                                                           ---------  ---------
                                                              (in millions)
Liabilities and Shareholder's Equity

Liabilities
Future policy benefits.................................... $ 6,346.7  $ 5,764.7
Policyholders' funds......................................       3.6        3.5
Unearned revenue..........................................     104.3       28.4
Unpaid claims and claim expense reserves..................      63.9       46.1
Dividends payable to policyholders........................       0.9        0.7
Income taxes..............................................     392.8      314.0
Other liabilities.........................................     403.7      408.7
Separate account liabilities..............................   7,496.9    7,335.7
                                                           ---------  ---------
   Total Liabilities......................................  14,812.8   13,901.8

Shareholder's Equity
Common stock; $50 par value; 50,000 shares authorized and
  outstanding.............................................       2.5        2.5
Additional paid in capital................................   1,945.2    1,905.5
Retained earnings.........................................      60.8       93.3
Accumulated other comprehensive (loss) income.............     (12.8)      33.4
                                                           ---------  ---------
   Total Shareholder's Equity.............................   1,995.7    2,034.7
                                                           ---------  ---------
   Total Liabilities and Shareholder's Equity............. $16,808.5  $15,936.5
                                                           =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                             Company               Predecessor Company
                                                   --------------------------  ---------------------------
                                                                 Period from     Period from
                                                                April 29, 2004 January 1, 2004
                                                    Year ended     Through         through      Year ended
                                                   December 31,  December 31,     April 28,    December 31,
                                                       2005          2004           2004           2003
                                                   ------------ -------------- --------------- ------------
                                                                        (in millions)
Revenues
   Premiums.......................................    $ 80.8        $ 47.7         $ 24.0         $ 63.1
   Universal life and investment-type product
     charges......................................     274.0         170.3           80.6          245.1
   Net investment income..........................     320.8         194.6          112.9          316.3
   Net realized investment and other gains
     (losses).....................................      11.0         (24.3)          (3.4)         (30.2)
   Investment management revenues, commissions
     and other fees...............................     111.5          78.3           51.7          122.6
   Other revenue..................................       0.3            --            0.1            0.2
                                                      ------        ------         ------         ------
       Total revenues.............................     798.4         466.6          265.9          717.1

Benefits and expenses
   Benefits to policyholders......................     415.6         220.1          126.4          333.8
   Other operating costs and expenses.............     110.8          79.7           36.1           95.4
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      43.8          12.9           30.8          100.4
   Dividends to policyholders.....................      19.7          12.8            6.2           17.5
                                                      ------        ------         ------         ------
       Total benefits and expenses................     589.9         325.5          199.5          547.1

Income before income taxes and cumulative effect
  of accounting changes...........................     208.5         141.1           66.4          170.0
Income taxes......................................      66.0          47.8           21.7           55.8
                                                      ------        ------         ------         ------
Income before cumulative effect of accounting
  changes.........................................     142.5          93.3           44.7          114.2

Cumulative effect of accounting changes, net of
  tax.............................................        --            --           (3.0)          (6.5)
                                                      ------        ------         ------         ------
Net income........................................    $142.5        $ 93.3         $ 41.7         $107.7
                                                      ======        ======         ======         ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2003                        $ 2.5     $  572.4     $ 492.6     $ 21.4       $ 1,088.9       50.0
   Comprehensive income:
       Net income................................                          107.7                      107.7
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      56.2            56.2
                                                                                                  ---------
   Comprehensive income..........................                                                     163.9
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2003                      $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income................................                           41.7                       41.7
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income..........................                                                      52.9
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004                         $ 2.5     $  572.4     $ 642.0     $ 88.8       $ 1,305.7       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity....... $(2.5)    $ (572.4)    $(642.0)    $(88.8)      $(1,305.7)     (50.0)
       Manulife Financial Corporation
         purchase price..........................   2.5      1,905.5          --         --         1,908.0       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 29, 2004                         $ 2.5     $1,905.5          --         --       $ 1,908.0       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                       Accumulated
                                                                                          Other         Total
                                                      Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                      Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                      ------ --------------- -------- ------------- ------------- -----------
                                                             (in millions, except for shares outstanding)         (thousands)
Company
Balance at April 29, 2004............................  $2.5     $1,905.5     $    --     $   --       $1,908.0       50.0

   Comprehensive income:
       Net income....................................                           93.3                      93.3
       Other comprehensive income, net of tax:
          Net unrealized gains.......................                                      33.4           33.4
                                                                                                      --------
   Comprehensive income..............................                                                    126.7
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2004.........................  $2.5     $1,905.5     $  93.3     $ 33.4       $2,034.7       50.0
                                                       ====     ========     =======     ======       ========       ====
Manulife Financial Corporation purchase price
  reallocation.......................................               39.7                                  39.7
   Comprehensive income:
       Net income....................................                          142.5                     142.5
       Other comprehensive income, net of tax:
          Net unrealized losses......................                                     (45.5)         (45.5)
          Net accumulated losses on cash flow
            hedges...................................                                      (0.7)          (0.7)
                                                                                                      --------
   Comprehensive income..............................                                                     96.3

Dividends paid to Parent.............................                         (175.0)                   (175.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2005.........................  $2.5     $1,945.2     $  60.8     $(12.8)      $1,995.7       50.0
                                                       ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                 Company               Predecessor Company
                                                       --------------------------  ---------------------------
                                                                     Period from     Period from
                                                                    April 29, 2004 January 1, 2004
                                                        Year ended     Through         through      Year ended
                                                       December 31,  December 31,     April 28,    December 31,
                                                           2005          2004           2004           2003
                                                       ------------ -------------- --------------- ------------
                                                                            ( in millions)
Cash flows from operating activities:
   Net income.........................................  $   142.5      $  93.3         $  41.7      $   107.7
       Adjustments to reconcile net income to net
         cash provided by operating activities:
       Amortization of premium (discount) - fixed
         maturities...................................       52.5         45.5            (4.6)         (10.7)
       Net realized investment and other (gains)
         losses.......................................      (11.0)        24.3             3.4           30.2
       Change in accounting principle.................         --           --             3.0            6.5
       Change in deferred policy acquisition
         costs and value of business acquired.........     (178.6)       (97.6)          (11.7)         (54.1)
       Depreciation and amortization..................        2.5          2.8             0.5            0.9
       Decrease (increase) in accrued investment
         income.......................................       15.3         28.2           (13.5)          (0.1)
       Decrease (increase) in premiums and and
         accounts receivable..........................        2.1         (3.8)            0.8           (0.7)
       (Increase) decrease other assets and other
         liabilities, net.............................       (3.7)        44.7           (47.4)         (71.9)
       Increase in policy liabilities and
         accruals, net................................      598.9        371.1           240.8          817.4
       Increase in income taxes.......................       94.1         20.7             9.0           38.6
                                                        ---------      -------         -------      ---------
       Net cash provided by operating activities......      714.6        529.2           222.0          863.8

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale............      589.8        208.5            88.8          690.1
       Equity securities available-for-sale...........      200.2         26.2            14.9           38.3
       Real estate....................................        1.1           --             2.1            5.8
       Other invested assets..........................      118.5         31.4             7.0           31.6
   Maturities, prepayments and scheduled
     redemptions of:
       Fixed maturities held-to-maturity..............         --           --             0.5            4.1
       Fixed maturities available-for-sale............      163.8        175.0           105.6          241.1
       Mortgage loans on real estate..................      185.5         53.6            26.2          102.9
   Purchases of:
       Fixed maturities held-to-maturity..............         --           --              --           (1.1)
       Fixed maturities available-for-sale............   (1,047.0)      (667.1)         (256.0)      (1,625.0)
       Equity securities available-for-sale...........     (141.3)       (14.2)          (17.9)         (60.4)
       Real estate....................................     (151.6)          --            (0.1)          (0.2)
       Other invested assets..........................      (29.2)       (23.9)         (199.6)         (83.8)
   Mortgage loans on real estate issued...............     (272.5)      (161.3)          (60.0)        (321.4)
   Other, net.........................................      (47.7)         6.9           (75.2)         (11.0)
                                                        ---------      -------         -------      ---------
       Net cash used in investing activities..........  $  (430.4)     $(364.9)        $(363.7)     $  (989.0)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               Company               Predecessor Company
                                                     --------------------------  ---------------------------
                                                                   Period from     Period from
                                                                  April 29, 2004 January 1, 2004
                                                      Year ended     Through         through      Year ended
                                                     December 31,  December 31,     April 28,    December 31,
                                                         2005          2004           2004           2003
                                                     ------------ -------------- --------------- ------------
                                                                          (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.........................   $(175.0)           --             --             --
   Issuance of short-term debt......................        --            --           88.0             --
   Repayment of short-term debt.....................        --         (80.0)          (8.0)            --
                                                       -------        ------         ------        -------
   Net cash (used in) provided by financing
     activities.....................................    (175.0)        (80.0)          80.0             --
                                                       -------        ------         ------        -------
   Net increase (decrease) in cash and cash
     equivalents....................................     109.2          84.3          (61.7)        (125.2)

Cash and cash equivalents at beginning of period....     100.4          16.1           77.8          203.0
                                                       -------        ------         ------        -------
Cash and cash equivalents at end of period..........   $ 209.6        $100.4         $ 16.1        $  77.8
                                                       =======        ======         ======        =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1- Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

  .   Refinement of policy liability valuation models; and

  .   Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control - (continued)

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                    Fair Value  Final Purchase
 As of April 28, 2004                   As Reported Adjustments    Equation
 --------------------                   ----------- ----------- --------------
 Assets
 Total investments.....................  $ 5,572.4    $(20.1)     $ 5,552.3
 Goodwill..............................      410.8        --          410.8
 Value of business acquired............    1,289.4      86.9        1,376.3
 Intangible assets.....................      219.1        --          219.1
 Cash and cash equivalents.............       16.1        --           16.1
 Reinsurance recoverable, net..........      197.5        --          197.5
 Other assets acquired.................      290.6        --          290.6
 Separate account assets...............    6,838.8        --        6,838.8
                                         ---------    ------      ---------
 Total assets acquired.................  $14,834.7    $ 66.8      $14,901.5
                                         =========    ======      =========
 Liabilities:
 Policy liabilities....................  $ 5,335.3    $   --      $ 5,335.3
 Deferred tax liability................      293.0        --          293.0
 Other liabilities.....................      459.6      27.1          486.7
 Separate accounts.....................    6,838.8        --        6,838.8
                                         ---------    ------      ---------
 Total liabilities assumed.............  $12,926.7    $ 27.1      $12,953.8
                                         =========    ======      =========
 Net assets acquired...................  $ 1,908.0    $ 39.7      $ 1,947.7
                                         =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2005 and 2004 and for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Investments

At December 31, 2005, the Company classifies its debt and equity investment securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constand effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a first in, first out basis where the first security purchased is the first security sold.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions. The premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2005, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $(9.1) million for the year ended December 31, 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $99.4 million for the year ended December 31, 2003.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.0% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.5% and 4.5% of the Company's life insurance in-force at December 31, 2005 and 2004, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Changes

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting
Pronouncements section below.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standard No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the FASB issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No 155 will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is evaluating the impact on its consolidated financial position and results of operations of adopting SFAS 155.

   Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("ACSEC")of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its consolidated financial position and results of operations of adopting SOP 05-1.

   Statement of Financial Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the Financial Accounting Standards Board ("FASB") issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

   FASB Interpretation No. 46 (revised December 2003) - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 ("FIN 46R")

In December, 2003, the FASB issued FIN 46R which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities
(SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Account Changes above for presentation of the impact of adoption of SOP 03-1.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   SFAS No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS No. 150")

In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS
No. 150. SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   SFAS No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities ("SFAS No. 149")

In April 2003, the FASB issued SFAS No. 149. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation
No. 45--"Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36")

In April 2003, the FASB's Derivatives Implementation Group (DIG) released DIG B36. DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003 which the Company recorded through net income as a cumulative effect of an accounting change.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company a service fee of $181.2 million for the year ended December 31, 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. John Hancock charged the Company a service fee of $144.3 million for the year ended December 31, 2003. As of December 31, 2005 and 2004, respectively, the Company owed John Hancock $63.3 million and $15.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $7.7 million for the year ended December 31, 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. In connection with this agreement, John Hancock transferred to the Company $20.7 million for the year ended December 31, 2003. This agreement increased the Company's gain from operations by $4.2 million for the year ended December 31, 2005. This agreement increased the Company's gain from operations by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the gain from operations by $1.2 million in the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $5.0 million for the year ended
December 31, 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.7 million and $111.6 million as of December 31, 2005 and 2004, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million from the Company for the year ended December 31, 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. John Hancock received $0.8 million from the Company for the year ended December 31, 2003. This agreement decreased the Company's gain from operations by $0.8 million for the year ended December 31, 2005. This agreement decreased the Company's gain from operations by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $0.8 million for the year ended December 31, 2003.

At December 31, 2005 and 2004, the Company had a $250.0 million line of credit with JHFS. At December 31, 2005 and 2004, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $17.3 million and credits of $11.4 million and $6.0 million in 2005, 2004 and 2003, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $9.2 million and $23.5 million for the years ended December 31, 2005 and 2004, respectively. The reinsurance recoverable was $35.3 million and $24.3 million at December 31, 2005 and 2004, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The maximum aggregate amount that the Company can invest into this Liquidity Pools is $136.0 million. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made a dividend payment in the amount of $175.0 million to John Hancock in 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                  Period from  Period from
                                                                    April 29    January 1
                                                      Year ended    through      through    Year ended
                                                     December 31, December 31,  April 28,  December 31,
                                                         2005         2004        2004         2003
                                                     ------------ ------------ ----------- ------------
                                                                       (in millions)
Net Investment Income
   Fixed maturities.................................    $225.5       $138.1      $ 85.0       $242.3
   Equity securities................................       1.5          0.5         0.3          0.8
   Mortgage loans on real estate....................      54.9         34.7        19.8         52.4
   Real estate......................................       4.5          2.7         0.3          4.6
   Policy loans.....................................      21.3         13.5         6.0         20.3
   Short-term investments...........................       4.4          0.8         0.2          1.2
   Other............................................      17.6          9.9         3.2          6.8
                                                        ------       ------      ------       ------
   Gross investment income..........................     329.7        200.2       114.8        328.4

       Less investment expenses.....................       8.9          5.6         1.9         12.1
                                                        ------       ------      ------       ------
Net investment income...............................    $320.8       $194.6      $112.9       $316.3
                                                        ======       ======      ======       ======

Net realized investment and other gains (losses)
   Fixed maturities.................................    $ (1.5)      $  2.0      $  4.5       $(10.3)
   Equity securities................................       1.9          1.6         0.8          3.6
   Mortgage loans on real estate and real estate to
     be disposed of.................................       0.8         (3.3)       (0.7)        (3.2)
   Derivatives and other invested assets............       9.8        (24.6)       (8.0)       (20.3)
                                                        ------       ------      ------       ------
Net realized investment and other gains (losses)....    $ 11.0       $(24.3)     $ (3.4)      $(30.2)
                                                        ======       ======      ======       ======

Gross gains were realized on the sale of available-for-sale securities of $16.3 million for the year ended December 31, 2005, $9.4 million from April 29, 2004 through December 31, 2004, $10.1 million from January 1, 2004 through April 28, 2004, and $38.2 million in 2003. Gross losses were realized on the sale of available-for-sale securities of $9.2 million for the year ended December 31, 2005, $2.0 million from April 29, 2004 through December 31, 2004, $0.3 million from January 1, 2004 through April 28, 2004, and $8.8 million in 2003.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                    December 31, 2005
                                                         ----------------------------------------
                                                                     Gross      Gross
                                                         Amortized Unrealized Unrealized  Fair
                                                           Cost      Gains      Losses    Value
                                                         --------- ---------- ---------- --------
                                                                      (in millions)
Available-for-Sale:
Corporate securities.................................... $3,376.1    $27.5      $(43.9)  $3,359.7
Asset-backed and mortgage-backed securities.............    842.9      4.8       (15.1)     832.6
Obligations of states and political subdivisions........      9.5       --        (0.3)       9.2
Debt securities issued by foreign governments...........      0.2       --          --        0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies..................     30.0      0.2        (0.4)      29.8
                                                         --------    -----      ------   --------
   Fixed maturities available-for-sale total............  4,258.7     32.5       (59.7)   4,231.5
   Equity securities....................................     36.1      0.5        (0.4)      36.2
                                                         --------    -----      ------   --------
       Total fixed maturities and equity securities
         available-for-sale............................. $4,294.8    $33.0      $(60.1)  $4,267.7
                                                         ========    =====      ======   ========

                                                                    December 31, 2004
                                                         ----------------------------------------
                                                                     Gross      Gross
                                                         Amortized Unrealized Unrealized  Fair
                                                           Cost      Gains      Losses    Value
                                                         --------- ---------- ---------- --------
                                                                      (in millions)
Available-for-Sale:
Corporate securities.................................... $3,221.5    $67.0      $(5.3)   $3,283.2
Asset-backed and mortgage-backed securities.............    771.5      9.0       (3.9)      776.6
Obligations of states and political subdivisions........     33.1      0.2       (0.1)       33.2
Debt securities issued by foreign governments...........      1.8      0.1         --         1.9
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies..................      3.4      0.1         --         3.5
                                                         --------    -----      -----    --------
   Fixed maturities available-for-sale total............  4,031.3     76.4       (9.3)    4,098.4
   Equity securities....................................     73.6      0.8       (0.3)       74.1
                                                         --------    -----      -----    --------
       Total fixed maturities and equity securities
         available-for-sale............................. $4,104.9    $77.2      $(9.6)   $4,172.5
                                                         ========    =====      =====    ========

The amortized cost and fair value of fixed maturities at December 31, 2005, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................    $  111.3     $  110.1
Due after one year through five years................     1,003.9        994.9
Due after five years through ten years...............     1,265.4      1,254.3
Due after ten years..................................     1,035.2      1,039.6
                                                         --------     --------
                                                          3,415.8      3,398.9
Mortgage-backed securities...........................       842.9        832.6
                                                         --------     --------
   Total.............................................    $4,258.7     $4,231.5
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a security lending program for the purpose of enhancing income on securities held. The Company had $116.3 million and $160.1 million of securities at fair value on loan to various brokers/dealers at December 31, 2005 and 2004, respectively, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

Depreciation expense on investment real estate was $0.3 million, $1.0 million, and $0.0 million, in 2005, 2004, and 2003, respectively. Accumulated depreciation was $2.1 million and $2.7 million at December 31, 2005 and 2004, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                Unrealized Losses on Fixed Maturity Securities

                                                                     As of December 31, 2005
                                         -------------------------------------------------------------------------------
                                            Less than 12 months         12 months or more                Total
                                         -------------------------- -------------------------  -------------------------
                                         Carrying Value             Carrying Value             Carrying Value
                                          of Securities              of Securities              of Securities
                                           with Gross    Unrealized   with Gross    Unrealized   with Gross    Unrealized
Description of securities:               Unrealized Loss   Losses   Unrealized Loss   Losses   Unrealized Loss   Losses
--------------------------               --------------- ---------- --------------- ---------- --------------- ----------
US Treasury obligations and direct
  obligations of U.S. government
  agencies..............................    $   18.4       $ (0.5)      $ 13.7        $ (0.2)     $   32.1       $ (0.7)
Federal agency mortgage backed
  securities............................       524.8        (10.9)       122.0          (4.2)        646.8        (15.1)
Corporate bonds.........................     1,858.9        (37.2)       349.8          (6.7)      2,208.7        (43.9)
                                            --------       ------       ------        ------      --------       ------
   Total, debt securities...............     2,402.1        (48.6)       485.5         (11.1)      2,887.6        (59.7)
Common stocks...........................         1.4         (0.4)          --            --           1.4         (0.4)
                                            --------       ------       ------        ------      --------       ------
   Total................................    $2,403.5       $(49.0)      $485.5        $(11.1)     $2,889.0       $(60.1)
                                            ========       ======       ======        ======      ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2005 the fixed maturity securities had a total gross unrealized loss of $60.1 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. The gross unrealized loss as of December 31, 2005 was largely due to interest rate changes since December 31, 2004.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   ( in millions)
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total...............................    $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total...............................    $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total...............................    $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====
Year ended December 31, 2003
   Mortgage loans on real estate....    $2.9      $0.2       $0.6       $2.5
                                        ----      ----       ----       ----
Total...............................    $2.9      $0.2       $0.6       $2.5
                                        ====      ====       ====       ====

At December 31, 2005 and 2004, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                   December 31,
                                                   ------------
                                                    2005   2004
                                                   -----  -----
                                                   (in millions)
Impaired mortgage loans on real estate with
  provision for losses............................ $13.4  $11.5
Provision for losses..............................  (4.0)  (3.2)
                                                   -----  -----
Net impaired mortgage loans on real estate........ $ 9.4  $ 8.3
                                                   =====  =====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2005     2004    2003
                                                        -----   ----    ----
                                                            (in millions)
Average recorded investment in impaired loans......... $12.5    $6.2    $0.4
Interest income recognized on impaired loans.......... $ 0.4      --      --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $5.0 million and $10.8 million as of December 31, 2005 and 2004, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2005     2004    2003
                                                       ----     ----    ----
                                                            (in millions)
Expected.............................................. $0.4     $1.1    $0.5
Actual................................................  0.2      0.7     0.4

At December 31, 2005, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                     Carrying    Geographic                       Carrying
Property Type                   Amount     Concentration                     Amount
---------------------------  ------------- -----------------------------  -------------
                             (in millions)                                (in millions)
Apartments..................   $  180.3    East North Central............   $  106.1
Hotels......................       10.3    East South Central............       41.1
Industrial..................      136.1    Middle Atlantic...............      103.2
Office buildings............      152.9    Mountain......................       86.8
Retail......................      327.5    New England...................      105.2
Multi family................         --    Pacific.......................      305.7
Mixed use...................       73.6    South Atlantic................      248.2
Agricultural................      231.9    West North Central............       33.8
Other.......................       28.9    West South Central............      110.2
                                           Canada/Other..................        1.2
Allowance for losses........       (4.0)   Allowance for losses..........       (4.0)
                               --------                                     --------
Total.......................   $1,137.5    Total.........................   $1,137.5
                               ========                                     ========

Mortgage loans with outstanding principal balances of $5.5 million, and bonds with amortized cost of $3.8 million were non-income producing at December 31, 2005. There was no non-income producing real estate at December 31, 2005.

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2005 and 2004 was $13.0 million and $2.1 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2005 and 2004 was $48.9 million and $66.2 million and appears on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2005, the Company recognized net gains of $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. For the year ended December 31, 2003, the Company recognized net losses of $4.0 million related to the ineffective portion of its fair value hedges. In 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2005, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2005, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2005, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2005, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2005 gains of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.7 million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6 - Income Taxes

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                          Year ended  April 29 through January 1 through  Year ended
                                         December 31,   December 31,       April 28,     December 31,
                                             2005           2004             2004            2003
                                         ------------ ---------------- ----------------- ------------
                                                                (in millions)
Current taxes:
   Federal..............................    $(11.0)        $29.9             $21.8          $25.2
   Foreign..............................       0.5           0.3               0.1            0.2
                                            ------         -----             -----          -----
                                             (10.5)         30.2              21.9           25.4
Deferred taxes:
   Federal..............................      76.5          17.6              (0.2)          30.4
                                            ------         -----             -----          -----
Total income taxes......................    $ 66.0         $47.8             $21.7          $55.8
                                            ======         =====             =====          =====

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes, cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                          Year ended  April 29 through January 1 through  Year ended
                                         December 31,   December 31,       April 28,     December 31,
                                             2005           2004             2004            2003
                                         ------------ ---------------- ----------------- ------------
                                                                (in millions)
Tax at 35%..............................    $73.0          $49.4             $23.2          $59.5
Add (deduct):
   Prior year taxes.....................     (1.2)           1.2               0.5            1.2
   Tax credits..........................     (3.1)          (1.4)             (0.6)          (1.5)
   Foreign taxes........................      0.4            0.4                --            0.2
   Tax exempt investment income.........       --             --                --           (0.3)
   Other................................     (3.1)          (1.8)             (1.4)          (3.3)
                                            -----          -----             -----          -----
       Total income taxes...............    $66.0          $47.8             $21.7          $55.8
                                            =====          =====             =====          =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                    December 31,
                                                   --------------
                                                    2005    2004
                                                   ------  ------
                                                   (in millions)
Deferred tax assets:
   Policy reserve adjustments..................... $122.1  $137.8
   Other employee benefits........................   20.4    17.4
   Book over tax basis of investments.............   19.0    18.0
   Deferred policy acquisition costs..............   50.5    49.4
   Lease income...................................     --    16.8
   Other..........................................    1.9     8.6
                                                   ------  ------
       Total deferred tax assets.................. $213.9  $248.0
                                                   ======  ======

Deferred tax liabilities:
   Depreciation................................... $  2.0  $  1.7
   Basis in partnerships..........................    1.5     1.8
   Market discount on bonds.......................    3.8     2.7
   Lease income...................................   44.1      --
   Unrealized gains...............................   (6.5)   18.0
   Merger expenses................................  108.3    86.9
   Value of business acquired.....................  453.5   450.9
                                                   ------  ------
       Total deferred tax liabilities.............  606.7   562.0
                                                   ------  ------
       Net deferred tax liabilities............... $392.8  $314.0
                                                   ======  ======

The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $38.1 million, $34.6 million, and $17.7 million in 2005, 2004, and 2003, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                               April 29 through  January 1 through
                                               December 31, 2004 April 28, 2004
                                2005 Premiums     Premiums          Premiums        2003 Premiums
                               --------------  ----------------  ----------------  --------------
                               Written Earned  Written  Earned   Written  Earned   Written Earned
                               ------- ------  -------  ------   -------  ------   ------- ------
                                                        (in millions)
Direct........................ $175.1  $176.5  $111.5   $112.1   $ 58.2   $ 57.5   $156.1  $156.1
Ceded.........................  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)   (93.0)  (93.0)
                               ------  ------  ------   ------   ------   ------   ------  ------
Net life premiums............. $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0   $ 63.1  $ 63.1
                               ======  ======  ======   ======   ======   ======   ======  ======

For the year ended December 31, 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million. For the year ended December 31, 2003, these ceded benefits were $8.5 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements refer to Note 3 - Related Party Transactions.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2005, the Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $13.8 million, $0.8 million, $11.5 million and $41.4 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $67.5 million at December 31, 2005. The majority of these commitments expire in 2006.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2005 and 2004.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                        Net
                                                                    Accumulated  Accumulated
                                                          Net       Gain (Loss)     Other
                                                       Unrealized     on Cash   Comprehensive
                                                     Gains (Losses) Flow Hedges Income (Loss)
                                                     -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2003..........................     $ 21.4         --         $ 21.4
Gross unrealized gains (losses) (net of deferred
  income tax expense of $27.4 million)..............       52.2                      52.2
Reclassification adjustment for gains (losses),
  realized in net income net of tax expense of
  $10.3 million)....................................       19.1                      19.1
Adjustment to deferred policy acquisition costs and
  value of business acquired (net of deferred
  income tax benefit of $8.2 million)...............      (15.1)                    (15.1)
                                                         ------         --         ------
Net unrealized gains (losses).......................       56.2                      56.2
                                                         ------         --         ------
Balance at December 31, 2003........................     $ 77.6         --         $ 77.6
                                                         ======         ==         ======
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $11.3 million)..............      (20.9)                    (20.9)
Adjustment to deferred policy acquisition costs and
  value of business acquired (net of deferred
  income tax expense of $17.3 million)..............       32.1                      32.1
                                                         ------         --         ------
Net unrealized gains (losses).......................       11.2                      11.2
                                                         ------         --         ------
Balance at April 28, 2004...........................     $ 88.8         --         $ 88.8
                                                         ======         ==         ======
Acquisition by Manulife Financial Corporation:
   Sale of shareholders' equity.....................     $(88.8)                   $(88.8)
Company
                                                         ------         --         ------
Balance at April 29, 2004...........................         --         --             --
                                                         ======         ==         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Net
                                                             Accumulated  Accumulated
                                                   Net       Gain (Loss)     Other
                                                Unrealized     on Cash   Comprehensive
                                              Gains (Losses) Flow Hedges Income (Loss)
                                              -------------- ----------- -------------
Balance at April 29, 2004....................         --           --           --

Gross unrealized gains (losses) (net of
  deferred income tax expense of
  $(23.7) million............................     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition
  costs and value of business acquired (net
  of deferred income tax benefit of $5.7
  million)                                         (10.5)          --        (10.5)
                                                  ------        -----       ------
Net unrealized gains (losses)................       33.4           --         33.4
                                                  ------        -----       ------
Balance at December 31, 2004.................     $ 33.4           --       $ 33.4
                                                  ======        =====       ======
Gross unrealized gains (losses), (net of
  deferred income tax benefit of $33.2
  million)...................................      (61.6)          --        (61.6)
Adjustment to deferred policy acquisition
  costs (net of deferred income tax expense
  of $8.7 million)...........................       16.1           --         16.1
                                                  ------        -----       ------
Net unrealized gains (losses)................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit
  of $ 0.4 million)..........................         --         (0.7)        (0.7)
                                                  ------        -----       ------
Balance at December 31, 2005.................     $(12.1)       $(0.7)      $(12.8)
                                                  ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2005    2004    2003
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:
       Fixed maturities................................ $(27.2) $ 67.3  $165.4
       Equity investments..............................    0.1     0.3     2.1
       Other...........................................   (0.1)     --     1.9
                                                        ------  ------  ------
Total..................................................  (27.2)   67.6   169.4

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................    8.6   (16.2)  (49.5)
       Deferred Federal income taxes...................    6.5   (18.0)  (42.3)
                                                        ------  ------  ------
Total..................................................   15.1   (34.2)  (91.8)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $(12.1) $ 33.4  $ 77.6
                                                        ======  ======  ======

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2005, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2005   2004   2003
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $165.8 $162.2 $ 82.1
Statutory surplus.........................................  752.7  810.8  669.4

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels. In 2005, the Company added a Corporate Segment that includes corporate operations.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                Wealth
                                                   Protection Management Corporate Consolidated
                                                   ---------- ---------- --------- ------------
                                                                  (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers................ $   441.1   $   27.7   $  (2.2)  $   466.6
   Net investment income..........................     308.3       13.5      (1.0)      320.8
   Net realized investment and other gains
     (losses).....................................      12.5        1.3      (2.8)       11.0
                                                   ---------   --------   -------   ---------
   Revenues....................................... $   761.9   $   42.5      (6.0)  $   798.4
                                                   =========   ========   =======   =========
Net Income:
   Net income..................................... $   136.3   $   10.2   $  (4.0)  $   142.5
                                                   =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by
     the equity method............................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      34.7        9.1        --        43.8
   Income tax expense.............................      65.5        2.5      (2.0)       66.0
   Segment assets................................. $15,666.0   $1,347.5   $(205.0)  $16,808.5

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income..........................     184.4       10.2       194.6
   Net realized investment and other gains
     (losses).....................................     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues....................................... $   441.5   $   25.1   $   466.6
                                                   =========   ========   =========
   Net income..................................... $    87.9   $    5.4   $    93.3
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense.............................      47.0        0.8        47.8
   Segment assets................................. $14,451.4   $1,485.1   $15,936.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Predecessor Company
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers...............   $148.1     $ 8.3       $156.4
   Net investment income..........................    106.8       6.1        112.9
   Net realized investment and other gains
     (losses).....................................     (1.0)     (2.4)        (3.4)
                                                     ------     -----       ------
   Revenues.......................................   $253.9     $12.0       $265.9
                                                     ======     =====       ======
   Net income.....................................   $ 47.3     $(5.6)      $ 41.7
                                                     ======     =====       ======
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method.....................   $  2.0     $ 0.1       $  2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........     22.9       7.9         30.8
   Income tax expense.............................     23.0      (1.3)        21.7

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Predecessor Company
Year ended December 31, 2003
Revenues:
   Revenue from external customers................ $   404.7   $   26.3   $   431.0
   Net investment income..........................     302.8       13.5       316.3
   Net realized investment and other gains
     (losses).....................................     (34.1)       3.9       (30.2)
                                                   ---------   --------   ---------
   Revenues....................................... $   673.4   $   43.7   $   717.1
                                                   =========   ========   =========
Net Income:
   Net income..................................... $   105.1   $    2.6   $   107.7
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     8.6   $    0.2   $     8.8
   Carrying value of investments accounted for by
     the equity method............................     103.1        7.4       110.5
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      84.0       16.4       100.4
   Income tax expense.............................      55.3        0.5        55.8
   Segment assets................................. $12,256.6   $1,638.8   $13,895.4

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Credit Chief Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                     December 31,
                                          -----------------------------------
                                                2005              2004
                                          ----------------- -----------------
                                          Carrying  Fair    Carrying  Fair
                                           Value    Value    Value    Value
                                          -------- -------- -------- --------
                                                     (in millions)
  Assets:
     Fixed maturities:
         Available-for-sale.............. $4,231.5 $4,231.5 $4,098.4 $4,098.4
     Equity securities:..................
         Available-for-sale..............     36.2     36.2     74.1     74.1
     Mortgage loans on real estate.......  1,137.5  1,135.3  1,061.8  1,072.7
     Policy loans........................    415.9    415.9    387.1    387.1
     Cash and cash equivalents...........    209.6    209.6    100.4    100.4
  Derivatives:
     Interest rate swap agreements.......      4.4      4.4      2.0      2.0
     Interest rate cap agreements........       --       --      0.1      0.1
     Interest rate floor agreements......     10.0     10.0     13.2     13.2
     Credit default swaps................      0.2      0.2       --       --
  Liabilities:
     Fixed rate deferred and immediate
       annuities......................... $  280.1 $  280.1 $  304.6 $  304.6
  Derivatives:
     Interest rate swap agreements.......     50.4     50.4     61.3     61.3
     Credit default swaps................      0.1      0.1      0.2      0.2
  Commitments............................       --     67.5       --    149.1

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                     Accumulated
                                             Gross   Amortization   Net
                                            Carrying  and Other   Carrying
                                             Amount    Changes     Amount
                                            -------- ------------ --------
                                                    (in millions)
     December 31, 2005
        Unamortizable intangible assets:
            Goodwill....................... $  410.8    $   --    $  410.8
            Brand name.....................     84.7        --        84.7
        Amortizable intangible assets:
            Distribution networks..........    133.9      (2.1)      131.8
            VOBA...........................  1,262.8      60.4     1,323.2
     December 31, 2004
        Unamortizable intangible assets:
            Goodwill.......................    410.8        --       410.8
            Brand name.....................     84.7        --        84.7
        Amortizable intangible assets:
            Distribution networks..........    134.4      (0.5)      133.9
            VOBA........................... $1,289.4    $(26.6)   $1,262.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                              Period from  Period from
                                                April 29    January 1
                                                through      through
                                              December 31,  April 28,
                                        2005      2004        2004     2003
                                        ----- ------------ ----------- -----
                                                   (in millions)
   Aggregate amortization expense
   Distribution networks, net of tax
     of $ 0.7 million, $ 0.2 million,
     $ - million and $ - million,
     respectively...................... $ 1.4     $0.3        $  --    $  --
   VOBA, net of tax of $18.5 million,
     $3.3 million, $0.1 million and
     $0.3 million, respectively........  34.4      6.0          0.2      0.6
                                        -----     ----        -----    -----
   Aggregate amortization expense, net
     of tax of $19.2 million, $3.5
     million, $ 0.1 million and $0.3
     million, respectively............. $35.8     $6.3        $ 0.2    $ 0.6
                                        =====     ====        =====    =====

                                                       Tax     Net
                                                      Effect Expense
                                                      ------ -------
                                                      (in millions)
           Estimated future aggregate amortization
             expense for the years ending
             December 31,
              2006................................... $14.7   $27.3
              2007...................................  14.7    27.3
              2008...................................  15.0    27.8
              2009...................................  15.6    29.1
              2010...................................  16.1    30.0

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     ( in millions)
  Goodwill:
  Balance at January 1, 2005..............   $368.5     $42.3       $410.8
                                             ------     -----       ------
  Balance at December 31, 2005............   $368.5     $42.3       $410.8
                                             ======     =====       ======

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     ( in millions)
  Goodwill:
  Balance at January 1, 2004..............   $   --     $  --       $   --
  Goodwill recognized (1).................    368.5      42.3        410.8
                                             ------     -----       ------
  Balance at December 31, 2004............   $368.5     $42.3       $410.8
                                             ======     =====       ======
--------
(1) Goodwill recognized in the purchase transaction with Manulife.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Brand name:
  Balance at January 1, 2005..............   $79.9       $4.8       $84.7
                                             -----       ----       -----
  Balance at December 31, 2005............   $79.9       $4.8       $84.7
                                             =====       ====       =====

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Brand name:
  Balance at January 1, 2004..............   $  --       $ --       $  --
  Brand name recognized (1)...............    79.9        4.8        84.7
                                             -----       ----       -----
  Balance at December 31, 2004............   $79.9       $4.8       $84.7
                                             =====       ====       =====

--------
(1) Brand name recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Distribution network:
  Balance at January 1, 2005..............   $131.4      $2.5       $133.9
  Amortization............................     (2.1)       --         (2.1)
                                             ------      ----       ------
  Balance at December 31, 2005............   $129.3      $2.5       $131.8
                                             ======      ====       ======

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Distribution network:
  Balance at January 1, 2004..............   $   --      $ --       $   --
  Distribution networks recognized (1)....    131.9       2.5        134.4
  Amortization............................     (0.5)       --         (0.5)
                                             ------      ----       ------
  Balance at December 31, 2004............   $131.4      $2.5       $133.9
                                             ======      ====       ======

--------
(1) Distribution networks recognized in the purchase transaction with Manulife.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at January 1, 2005..............  $1,199.4    $63.4      $1,262.8
  Amortization............................     (43.9)    (9.0)        (52.9)
  Adjustment to unrealized gains on
    securities available for sale.........      24.3      2.1          26.4
  Other Adjustments (1)...................      86.9       --          86.9
                                            --------    -----      --------
  Balance at December 31, 2005............  $1,266.7    $56.5      $1,323.2
                                            ========    =====      ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at January 1, 2004..............   $ 2.3        --        $ 2.3
  Amortization............................    (0.3)       --         (0.3)
  Adjustment to unrealized gains on
    securities available for sale.........     5.6        --          5.6
  Other adjustments.......................      --        --           --
                                             -----        --        -----
  Balance at April 28, 2004...............   $ 7.6        --        $ 7.6
                                             =====        ==        =====

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at April 29, 2004...............  $    7.6    $  --      $    7.6
  VOBA derecognized (1)...................      (7.6)      --          (7.6)
  VOBA recognized (2).....................   1,218.3     71.1       1,289.4
  Amortization............................      (2.8)    (6.5)         (9.3)
  Adjustment to unrealized gains on
    securities available for sale.........     (16.1)    (1.2)        (17.3)
                                            --------    -----      --------
  Balance at December 31, 2004............  $1,199.4    $63.4      $1,262.8
                                            ========    =====      ========

--------
(1) VOBA derecognized in the purchase transaction with Manulife.
(2) VOBA recognized in the purchase transaction with Manulife.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2005 and December 31, 2004, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                December 31,   December 31,
                                                    2005           2004
                                                ------------   ------------
                                                (in millions, except for age)
       Life contracts with guaranteed benefits
       In the event of death
          Account value........................   $5,994.5       $6,088.1
          Net amount at risk related to
            deposits...........................      127.5          112.3
          Average attained age of
            contractholders....................         45             44

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2005 and December 31, 2004, the Company had the following variable contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                   December 31,   December 31,
                                                       2005           2004
                                                   ------------   ------------
                                                   (in millions, except for age
                                                         and percent)
    Return of net deposits
    In the event of death:
       Account value..............................    $271.4         $274.0
       Net amount at risk.........................      20.8           31.0
       Average attained age of contractholders....        64             64
    Return of net deposits plus a minimum return
    In the event of death:
       Account value..............................    $134.5         $135.0
       Net amount at risk.........................      55.3           60.1
       Average attained age of contractholders....        65             65
       Range of guaranteed minimum return rates...         5%             5%
    At annuitization:
       Account value..............................    $ 50.6         $ 52.8
       Net amount at risk.........................       9.9           10.0
       Average attained age of contractholders....        61             59
       Range of guaranteed minimum return rates...       4-5%           4-5%
    Highest specified anniversary account value
      minus withdrawals post anniversary
    In the event of death:
       Account value..............................    $595.6         $637.2
       Net amount at risk.........................      71.3           94.8
       Average attained age of contractholders....        63             63

Account balances of variable contracts with guarantees were invested in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                         December 31,         December 31,
                                             2005                 2004
     Type of Fund                        ------------         ------------
                                               (in millions)
     Domestic Equity - Growth Funds.....   $1,038.4             $1,959.2
     Domestic Bond Funds................    1,070.3              1,102.4
     Domestic Equity - Growth & Income
       Funds............................    2,818.7              1,592.8
     Domestic Equity - Blend Funds......    1,081.2                   --
     Balanced Investment Funds..........         --              1,120.8
     Domestic Equity - Value Funds......      302.9                646.0
     International Equity Funds.........      507.4                604.0
     International Bond Funds...........       55.9                 66.2
     Hedge Funds........................     44.8                   31.1
                                           --------             --------
        Total...........................   $6,919.6             $7,122.5
                                           ========             ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                              Guaranteed Guaranteed
                                               Minimum    Minimum
                                                Death      Income
                                               Benefit    Benefit
                                                (GMDB)     (GMIB)   Totals
                                              ---------- ---------- ------
                                                     (in millions)
     Balance at December 31, 2004............   $22.9       $0.5    $23.4
     Additions to Reserve....................     7.2        0.2      7.4
     Paid guarantee benefits.................    (2.8)        --     (2.8)
                                                -----       ----    -----
     Balance at December 31, 2005............   $27.3       $0.7    $28.0
                                                =====       ====    =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005.

  . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

  . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

  . Mean investment performance assumptions for annuity contracts were 8.8% (average of fund returns).

  .   Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

  .   Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policyholders of
John Hancock Variable Annuity Account JF of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth, Bond Index, Mid Cap Value B, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B, Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas Equity (SC), Janus Aspen Worldwide Growth
(SC), Janus Aspen Global Technology (SC), MFS Growth Stock Series (IC), MFS New Discovery Series (IC), MFS Research Series (IC), Blue Chip D, Equity Income D, Financial Services D, Global Bond D, Health D, High Yield D, Large Cap Growth D, Mid Cap Stock D, Mid Cap Index D, Real Estate Securities D, Small Cap Index D, Total Return D, and Total Stock Index D subaccounts) as of December 31, 2005, and the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Life Account JF at December 31, 2005, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
April 1, 2006

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2005


                                                                     INTERNATIONAL                                         MID CAP
                                                     ACTIVE BOND     EQUITY INDEX     MONEY MARKET      BOND INDEX         VALUE B
                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                     -----------     -------------    ------------      -----------      -----------
ASSETS
Investments in shares of portfolios:
   at value ...................................      $28,983,975      $14,510,544      $24,450,400      $11,189,352      $ 9,233,915
                                                     -----------      -----------      -----------      -----------      -----------
Total Assets ..................................      $28,983,975      $14,510,544      $24,450,400      $11,189,352      $ 9,233,915
                                                     ===========      ===========      ===========      ===========      ===========
NET ASSETS:
Total net assets ..............................      $28,983,975      $14,510,544      $24,450,400      $11,189,352      $ 9,233,915
                                                     ===========      ===========      ===========      ===========      ===========
Units outstanding .............................        2,377,535        1,115,633        2,364,230          856,525          474,602
                                                     ===========      ===========      ===========      ===========      ===========
Unit value (in accumulation) ..................      $     12.19      $     13.01      $     10.34      $     13.06      $     19.46
                                                     ===========      ===========      ===========      ===========      ===========


                                                                                                                          SMALL CAP
                                                      SMALL CAP        GROWTH &                         SHORT-TERM        EMERGING
                                                       VALUE            INCOME          MANAGED            BOND            GROWTH
                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                     -----------      -----------      -----------      -----------      -----------
ASSETS
Investments in shares of portfolios:
   at value ...................................      $15,077,144      $37,044,070      $13,043,052      $12,842,785      $12,772,381
                                                     -----------      -----------      -----------      -----------      -----------
Total Assets ..................................      $15,077,144      $37,044,070      $13,043,052      $12,842,785      $12,772,381
                                                     ===========      ===========      ===========      ===========      ===========
NET ASSETS:
Total net assets ..............................      $15,077,144      $37,044,070      $13,043,052      $12,842,785      $12,772,381
                                                     ===========      ===========      ===========      ===========      ===========
Units outstanding .............................          549,394        4,467,621        1,278,125          846,044        1,226,158
                                                     ===========      ===========      ===========      ===========      ===========
Unit value (in accumulation) ..................      $     27.44      $      8.29      $     10.20      $     15.18      $     10.42
                                                     ===========      ===========      ===========      ===========      ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005



                                                      OVERSEAS                                          EQUITY INCOME     FINANCIAL
                                                      EQUITY B       EQUITY INDEX      BLUE CHIP D            D          SERVICES D
                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                     -----------     ------------      -----------      -------------    -----------
ASSETS
Investments in shares of portfolios:
    at value ..................................      $11,860,628      $59,379,421      $16,846,916      $34,557,796      $17,664,265
                                                     -----------      -----------      -----------      -----------      -----------
Total Assets ..................................      $11,860,628      $59,379,421      $16,846,916      $34,557,796      $17,664,265
                                                     ===========      ===========      ===========      ===========      ===========
NET ASSETS:
Total net assets ..............................      $11,860,628      $59,379,421      $16,846,916      $34,557,796      $17,664,265
                                                     ===========      ===========      ===========      ===========      ===========
Units outstanding .............................        1,052,222        3,105,338        2,106,658        2,443,768        1,072,910
                                                     ===========      ===========      ===========      ===========      ===========
Unit value (in accumulation) ..................      $     11.27      $     19.12      $      8.00      $     14.14      $     16.46
                                                     ===========      ===========      ===========      ===========      ===========


                                                                                                         LARGE CAP         MID CAP
                                                    GLOBAL BOND D      HEALTH D        HIGH YIELD D      GROWTH D          STOCK D
                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                    -------------     -----------      ------------     -----------      -----------
ASSETS
Investments in shares of portfolios:
   at value ...................................      $ 3,337,810      $ 2,600,183      $ 8,271,655      $ 5,071,856      $ 8,940,020
                                                     -----------      -----------      -----------      -----------      -----------
Total Assets ..................................      $ 3,337,810      $ 2,600,183      $ 8,271,655      $ 5,071,856      $ 8,940,020
                                                     ===========      ===========      ===========      ===========      ===========
NET ASSETS:
Total net assets ..............................      $ 3,337,810      $ 2,600,183      $ 8,271,655      $ 5,071,856      $ 8,940,020
                                                     ===========      ===========      ===========      ===========      ===========
Units outstanding .............................          240,793          203,948          763,267        1,356,399          296,585
                                                     ===========      ===========      ===========      ===========      ===========
Unit value (in accumulation) ..................      $     13.86      $     12.75      $     10.84      $      3.74      $     30.14
                                                     ===========      ===========      ===========      ===========      ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

                                                    MID CAP INDEX     REAL ESTATE       SMALL CAP                        TOTAL STOCK
                                                          D           SECURITIES D       INDEX D      TOTAL RETURN D       INDEX D
                                                     SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                    -------------     ------------     -----------    --------------     -----------
ASSETS
Investments in shares of portfolios:
   at value ...................................      $   866,476      $ 8,258,680      $ 4,586,337      $ 2,594,267      $25,002,379
                                                     -----------      -----------      -----------      -----------      -----------
Total Assets ..................................      $   866,476      $ 8,258,680      $ 4,586,337      $ 2,594,267      $25,002,379
                                                     ===========      ===========      ===========      ===========      ===========
NET ASSETS:
Total net assets ..............................      $   866,476      $ 8,258,680      $ 4,586,337      $ 2,594,267      $25,002,379
                                                     ===========      ===========      ===========      ===========      ===========
Units outstanding .............................           71,294          349,836          367,287          244,081        1,963,184
                                                     ===========      ===========      ===========      ===========      ===========
Unit value (in accumulation) ..................      $     12.15      $     23.61      $     12.49      $     10.63      $     12.74
                                                     ===========      ===========      ===========      ===========      ===========

                                                      TOTAL
                                                   ------------
ASSETS
Investments in shares of portfolios:
   at value...............................         $388,986,307
                                                   ------------
Total Assets..............................         $388,986,307
                                                   ============
NET ASSETS:
Total net assets..........................         $388,986,307
                                                   ============
Units outstanding.........................           31,193,437
                                                   ============
Unit value (in accumulation)..............         $      12.47
                                                   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                             STATEMENT OF OPERATIONS

                                DECEMBER 31, 2005

                                                      LARGE CAP                        FINANCIAL                           HEALTH
                                                       GROWTH                          INDUSTRIES       INTERNATIONAL     SCIENCES
                                                     SUBACCOUNT       ACTIVE BOND      SUBACCOUNT       EQUITY INDEX     SUBACCOUNT
                                                         (1)          SUBACCOUNT           (1)           SUBACCOUNT          (1)
                                                     -----------      -----------      -----------      ------------     ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ............   $     7,757      $   495,178      $   517,128      $   465,125      $  219,968
                                                     -----------      -----------      -----------      -----------      ----------
Total Investment Income ..........................         7,757          495,178          517,128          465,125         219,968
Expenses:
   Mortality & expense risk ......................        66,386          390,884           76,887          131,374           8,572
                                                     -----------      -----------      -----------      -----------      ----------
Net investment income (loss) .....................       (58,629)         104,294          440,241          333,751         211,396
Realized gain (loss) .............................       609,307           19,437        2,811,774          512,461         194,749
Change in unrealized appreciation (depreciation)
   during the year ...............................    (1,596,631)         281,451       (4,629,712)       1,307,742        (513,752)
                                                     -----------      -----------      -----------      -----------      ----------
Net increase (decrease) in net assets resulting
   from operations ...............................   $(1,045,953)     $   405,182      $(1,377,697)     $ 2,153,954      $  107,607)
                                                     ===========      ===========      ===========      ===========      ==========

                                                      EARNINGS         LARGE CAP       FUNDAMENTAL                        MID CAP
                                                       GROWTH            VALUE            VALUE                            GROWTH
                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       MONEY MARKET     SUBACCOUNT
                                                         (1)              (1)              (1)           SUBACCOUNT          (1)
                                                     -----------      -----------      -----------      ------------     ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ............   $    72,846      $   443,075      $ 1,152,384      $   768,968      $  256,329
                                                     -----------      -----------      -----------      -----------      ----------
Total Investment Income ..........................        72,846          443,075        1,152,384          768,968         256,329
Expenses:
   Mortality & expense risk ......................        21,568           54,632           91,573          328,554          31,018
                                                     -----------      -----------      -----------      -----------      ----------
Net investment income (loss) .....................        51,278          388,443        1,060,811          440,414         225,311
Realized gain (loss) .............................      (829,682)       1,122,681        1,665,802           32,983          35,847
Change in unrealized appreciation (depreciation)
   during the year ...............................       483,096       (1,928,954)      (2,978,249)              --        (868,062)
                                                     -----------      -----------      -----------      -----------      ----------
Net increase (decrease) in net assets resulting
   from operations ...............................   $  (295,308)     $  (417,830)     $  (251,636)     $   473,397      $ (606,904)
                                                     ===========      ===========      ===========      ===========      ==========

(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

                                                                                                       REAL ESTATE
                                                                             MID CAP     SMALL CAP       EQUITY        GROWTH &
                                                              BOND INDEX    VALUE B        VALUE       SUBACCOUNT       INCOME
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT        (1)         SUBACCOUNT
                                                              ----------   ----------   -----------    -----------    -----------
Investment Income:
Distributions received from the net investment income of
   the underlying portfolio ...............................   $  197,595   $  135,786   $   195,939    $   432,528    $ 1,671,987
                                                              ----------   ----------   -----------    -----------    -----------
Total Investment Income ...................................      197,595      135,786       195,939        432,528      1,671,987
Expenses:
   Mortality & expense risk ...............................      149,194      114,464       193,953         31,410        473,313
                                                              ----------   ----------   -----------    -----------    -----------
Net investment income (loss) ..............................       48,401       21,322         1,986        401,118      1,198,674
Realized gain (loss) ......................................       23,890      353,049     1,270,067      1,503,102      1,047,623
Change in unrealized appreciation (depreciation) during
   the year ...............................................       64,925      167,788       (70,115)    (2,054,815)       468,854
                                                              ----------   ----------   -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
   operations .............................................   $  137,216   $  542,159   $ 1,201,938    $  (150,595)   $ 2,715,151
                                                              ==========   ==========   ===========    ===========    ===========


                                                                           TOTAL RETURN                     SMALL CAP
                                                                               BOND         SHORT-TERM      EMERGING      OVERSEAS
                                                                MANAGED     SUBACCOUNT         BOND           GROWTH      EQUITY B
                                                              SUBACCOUNT       (1)          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                              ----------   ------------     ----------     ----------    ----------
Investment Income:
Distributions received from the net investment income of
   the underlying portfolio ..............................    $  348,396     $   40,559     $  222,652     $  273,697    $  307,662
                                                              ----------     ----------     ----------     ----------    ----------
Total Investment Income ..................................       348,396         40,559        222,652        273,697       307,662
Expenses:
   Mortality & expense risk ..............................       169,028          7,157        170,440        146,720       139,934
                                                              ----------     ----------     ----------     ----------    ----------
Net investment income (loss) .............................       179,368         33,402         52,212        126,977       167,728
Realized gain (loss) .....................................        80,523        (12,255)      (136,770)       294,499       744,232
Change in unrealized appreciation (depreciation) during
   the year ..............................................       (71,665)        (6,705)       201,074      1,351,815       861,500
                                                              ----------     ----------     ----------     ----------    ----------
Net increase (decrease) in net assets resulting from
   operations ............................................    $  188,226     $   14,442     $  116,516     $1,773,291    $1,773,460
                                                              ==========     ==========     ==========     ==========    ==========


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

                                                                                                            AIM V.I.      AIM V.I.
                                                                                                            PREMIER        CAPITAL
                                                                             HIGH YIELD                      EQUITY      DEVELOPMENT
                                                                                BOND        GLOBAL BOND     SERIES 1      SERIES 2
                                                             EQUITY INDEX    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                              SUBACCOUNT         (1)            (1)           (1)           (1)
                                                             ------------    ----------     -----------    ----------    -----------
Investment Income:
Distributions received from the net investment income
   of the underlying portfolio ...........................    $  837,328     $  199,118     $  121,049     $       --    $       --
                                                              ----------     ----------     ----------     ----------    ----------
Total Investment Income ..................................       837,328        199,118        121,049             --            --
Expenses:
   Mortality & expense risk ..............................       608,569         37,166         16,634         83,353         2,289
                                                              ----------     ----------     ----------     ----------    ----------
Net investment income (loss) .............................       228,759        161,952        104,415        (83,353)       (2,289)
Realized gain (loss) .....................................       464,914       (140,185)        81,054     (1,380,802)       80,909
Change in unrealized appreciation (depreciation) during
   the year ..............................................     3,134,601       (292,183)      (257,904)       641,329      (122,840)
                                                              ----------     ----------     ----------     ----------    ----------
Net increase (decrease) in net assets resulting from
   operations ............................................    $3,828,274     $ (270,416)    $  (72,435)    $ (822,826)   $  (44,220)
                                                              ==========     ==========     ==========     ==========    ==========

                                                                                        FIDELITY VIP II  JANUS ASPEN   JANUS ASPEN
                                                          FIDELITY VIP II  FIDELITY VIP    OVERSEAS       WORLDWIDE      GLOBAL
                                                           CONTRAFUND(SC)  GROWTH (SC)    EQUITY (SC)    GROWTH (SC)  TECHNOLOGY(SC)
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                (1)            (1)            (1)            (1)           (1)
                                                          ---------------  ------------ ---------------  -----------  --------------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ..................      $   46,750     $   58,234     $   79,025     $       --    $       --
                                                              ----------     ----------     ----------     ----------    ----------
Total Investment Income ................................          46,750         58,234         79,025             --            --
Expenses:
   Mortality & expense risk ............................          82,721         60,410         28,817          6,688           754
                                                              ----------     ----------     ----------     ----------    ----------
Net investment income (loss) ...........................         (35,971)        (2,176)        50,208         (6,688)         (754)
Realized gain (loss) ...................................       3,896,806     (3,419,275)     1,376,378         44,506       (11,286)
Change in unrealized appreciation (depreciation)
   during the year .....................................      (4,525,972)     2,366,978     (1,806,954)      (112,377)       (7,176)
                                                              ----------     ----------     ----------     ----------    ----------
Net increase (decrease) in net assets resulting
   from operations .....................................      $ (665,137)    $(1,054,473)   $ (380,368)    $  (74,559)   $  (19,216)
                                                              ==========     ==========     ==========     ==========    ==========


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

                                                                                              MFS NEW
                                                                                            DISCOVERY        MFS RESEARCH
                                                                           MFS GROWTH       SERIES (IC)       SERIES (IC)
                                                                        STOCK SERIES (IC)   SUBACCOUNT        SUBACCOUNT
                                                                          SUBACCOUNT(1)         (1)               (1)
                                                                        ----------------    -----------       -----------
Investment Income:
Distributions received from the net investment income of
   the underlying portfolio ........................................      $    26,257       $        --       $    29,724
                                                                          -----------       -----------       -----------
Total Investment Income ............................................           26,257                --            29,724
Expenses:
   Mortality & expense risk ........................................           31,043            18,680            25,603
                                                                          -----------       -----------       -----------
Net investment income (loss) .......................................           (4,786)          (18,680)            4,121
Realized gain (loss) ...............................................       (1,796,476)         (474,358)         (497,639)
Change in unrealized appreciation (depreciation) during
   the year ........................................................        1,275,166          (189,452)          140,157
                                                                          -----------       -----------       -----------
Net increase (decrease) in net assets resulting from operations ....      $  (526,096)      $  (682,490)      $  (353,361)
                                                                          ===========       ===========       ===========


                                                                               EQUITY       FINANCIAL        GLOBAL
                                                              BLUE CHIP D     INCOME D      SERVICES D       BOND D      HEALTH D
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                                  (2)            (2)            (2)            (2)         (2)
                                                              -----------    -----------    -----------    ----------   ----------
Investment Income:
Distributions received from the net investment income
   of the underlying portfolio ............................   $        --    $        --    $        --    $      --    $      --
                                                              -----------    -----------    -----------    ---------    ---------
Total Investment Income ...................................            --             --             --           --           --
Expenses:
   Mortality & expense risk ...............................       137,422        297,385        147,852       30,979       20,013
                                                              -----------    -----------    -----------    ---------    ---------
Net investment income (loss) ..............................      (137,422)      (297,385)      (147,852)     (30,979)     (20,013)
Realized gain (loss) ......................................       125,106        178,739        173,249      (33,878)      21,062
Change in unrealized appreciation (depreciation)
   during the year ........................................     1,948,479      2,175,360      2,283,223     (202,167)     464,609
                                                              -----------    -----------    -----------    ---------    ---------
Net increase (decrease) in net assets resulting from
   operations .............................................   $ 1,936,163    $ 2,056,714    $ 2,308,620    $(267,024)   $ 465,658
                                                              ===========    ===========    ===========    =========    =========



(1) For the period from January 1, 2005 to May 2, 2005.
(2) For the period from May 2, 2005, commencement of operations to December 31, 2005.


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

                                                                             LARGE CAP        MID CAP       MID CAP    REAL ESTATE
                                                             HIGH YIELD D     GROWTH D        STOCK D        INDEX D   SECURITIES D
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                                  (2)            (2)            (2)            (2)         (2)
                                                             ------------    -----------    -----------    ----------  ------------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio .....................   $        --    $        --    $        --    $       --    $       --
                                                              -----------    -----------    -----------    ----------    ----------
Total Investment Income ...................................            --             --             --            --            --
Expenses:
   Mortality & expense risk ...............................        70,821         44,827         70,911         5,663        69,448
                                                              -----------    -----------    -----------    ----------    ----------
Net investment income (loss) ..............................       (70,821)       (44,827)       (70,911)       (5,663)      (69,448)
Realized gain (loss) ......................................        50,341         37,870        127,319         6,942        92,082
Change in unrealized appreciation (depreciation)
   during the year ........................................       484,503        310,126      1,860,303        93,060       975,669
                                                              -----------    -----------    -----------    ----------    ----------
Net increase (decrease) in net assets resulting from
   operations .............................................   $   464,023    $   303,169    $ 1,916,711    $   94,339    $  998,303
                                                              ===========    ===========    ===========    ==========    ==========

                                                                SMALL CAP     TOTAL RETURN   TOTAL STOCK
                                                                 INDEX D        RETURN D       INDEX D
                                                               SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                   (2)             (2)           (2)           TOTAL
                                                               -----------    ------------   -----------    -----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ......................   $        --    $        --    $        --    $ 9,623,044
                                                               -----------    -----------    -----------    -----------
Total Investment Income ....................................            --             --             --      9,623,044
Expenses:
   Mortality & expense risk ................................        38,259         18,519        216,777      4,968,664
                                                               -----------    -----------    -----------    -----------
Net investment income (loss) ...............................       (38,259)       (18,519)      (216,777)     4,654,380
Realized gain (loss) .......................................        54,979          2,390        255,984     10,660,050
Change in unrealized appreciation (depreciation)
   during the year .........................................       625,495         23,336      2,475,677      4,230,631
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
   operations ..............................................   $   642,215    $     7,207    $ 2,514,884    $19,545,061
                                                               ===========    ===========    ===========    ===========


(2) For the period from May 2, 2005, commencement of operations to December 31, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                        LARGE CAP GROWTH                      ACTIVE BOND
                                                                           SUBACCOUNT                          SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005 (1)           2004              2005              2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    (58,629)     $      9,665      $    104,294      $    769,509
   Realized gain (loss) ....................................          609,307           145,075            19,437           531,687
   Change in unrealized appreciation (depreciation)
      during the year ......................................       (1,596,631)          899,477           281,451          (116,684)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................       (1,045,953)        1,054,217           405,182         1,184,512
Contract transactions:
   Net payments received from contract owners ..............           52,017            18,774           232,979           176,212
   Net transfers for contract benefits and
      terminations .........................................         (591,522)       (1,093,640)       (4,666,025)       (5,072,526)
   Net transfers between subaccounts .......................      (15,673,595)       11,660,200        (1,186,485)         (447,127)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................      (16,213,100)       10,585,334        (5,619,531)       (5,343,441)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................      (17,259,053)       11,639,551        (5,214,349)       (4,158,929)
Net assets at the beginning of the year ....................       17,259,053         5,619,502        34,198,324        38,357,253
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $ 17,259,053      $ 28,983,975      $ 34,198,324
                                                                 ============      ============      ============      ============


                                                                     FINANCIAL INDUSTRIES              INTERNATIONAL EQUITY INDEX
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005 (1)           2004              2005              2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    440,241      $    (23,459)     $    333,751      $     35,199
   Realized gain (loss) ....................................        2,811,774           753,569           512,461           142,482
   Change in unrealized appreciation (depreciation) during
      the year .............................................       (4,629,712)          706,525         1,307,742           458,585
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................       (1,377,697)        1,436,635         2,153,954           636,266
Contract transactions:
   Net payments received from contract owners ..............            6,775            26,637           105,053             4,981
   Net transfers for contract benefits and terminations ....       (1,086,877)       (2,752,955)         (893,690)         (263,742)
   Net transfers between subaccounts .......................      (18,301,507)         (412,172)        9,019,754           342,911
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................      (19,381,609)       (3,138,490)        8,231,117            84,150
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................      (20,759,306)       (1,701,855)       10,385,071           720,416
Net assets at the beginning of the year ....................       20,759,306        22,461,161         4,125,473         3,405,057
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $ 20,759,306      $ 14,510,544      $  4,125,473
                                                                 ============      ============      ============      ============


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005


                                                                        HEALTH SCIENCES                    EARNINGS GROWTH
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005 (1)           2004            2005 (1)            2004
                                                                 ------------      ------------      ------------      ------------

Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    211,396      $    (27,433)     $     51,278      $    (30,704)
   Realized gain (loss) ....................................          194,749            29,226          (829,682)         (873,338)
   Change in unrealized appreciation (depreciation) during
      the year .............................................         (513,752)          201,999           483,096           973,740
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................         (107,607)          203,792          (295,308)           69,698
Contract transactions:
   Net payments received from contract owners ..............            1,213             8,494             4,887               747
   Net transfers for contract benefits and terminations ....          (39,036)         (103,511)         (263,932)         (604,696)
   Net transfers between subaccounts .......................       (2,121,398)           12,670        (5,101,464)         (299,761)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (2,159,221)          (82,347)       (5,360,509)         (903,710)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (2,266,828)          121,445        (5,655,817)         (834,012)
Net assets at the beginning of the year ....................        2,266,828         2,145,383         5,655,817         6,489,829
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $  2,266,828      $         --      $  5,655,817
                                                                 ============      ============      ============      ============



                                                                        LARGE CAP VALUE                    FUNDAMENTAL VALUE
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005 (1)           2004             2005 (1)           2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    388,443      $     44,941      $  1,060,811      $     52,887
   Realized gain (loss) ....................................        1,122,681           512,853         1,665,802            87,973
   Change in unrealized appreciation (depreciation)
      during the year ......................................       (1,928,954)        1,049,738        (2,978,249)        2,264,056
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................         (417,830)        1,607,532          (251,636)        2,404,916
Contract transactions:
   Net payments received from contract owners ..............           81,026           113,627            92,926            (2,321)
   Net transfers for contract benefits and terminations ....         (383,074)       (1,688,408)         (640,131)       (1,773,963)
   Net transfers between subaccounts .......................      (12,752,265)        2,045,860       (21,967,467)       11,478,988
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................      (13,054,313)          471,079       (22,514,672)        9,702,704
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................      (13,472,143)        2,078,611       (22,766,308)       12,107,620
Net assets at the beginning of the year ....................       13,472,143        11,393,532        22,766,308        10,658,688
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $ 13,472,143      $         --      $ 22,766,308
                                                                 ============      ============      ============      ============


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                          MONEY MARKET                     MID CAP GROWTH
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                     2005              2004            2005 (1)            2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    440,414      $    (64,593)     $    225,311      $    (94,679)
   Realized gain (loss) ....................................           32,983                --            35,847           868,886
   Change in unrealized appreciation (depreciation) during
      the year .............................................               --                --          (868,062)          (51,738)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................          473,397           (64,593)         (606,904)          722,469
Contract transactions:
   Net payments received from contract owners ..............          306,676           483,360            11,240            81,300
   Net transfers for contract benefits and terminations ....      (11,886,833)       (9,258,865)         (264,149)         (535,993)
   Net transfers between subaccounts .......................        6,019,833          (485,579)       (7,032,210)          (36,805)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (5,560,324)       (9,261,084)       (7,285,119)         (491,498)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (5,086,927)       (9,325,677)       (7,892,023)          230,971
Net assets at the beginning of the year ....................       29,537,327        38,863,004         7,892,023         7,661,052
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $ 24,450,400      $ 29,537,327      $         --      $  7,892,023
                                                                 ============      ============      ============      ============


                                                                           BOND INDEX                       MID CAP VALUE B
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                     2005              2004              2005              2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     48,401      $    461,362      $     21,322      $    (56,185)
   Realized gain (loss) ....................................           23,890            65,740           353,049         1,111,056
   Change in unrealized appreciation (depreciation)
      during the year ......................................           64,925          (153,659)          167,788           170,748
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................          137,216           373,443           542,159         1,225,619
Contract transactions:
   Net payments received from contract owners ..............           22,514            32,620            13,179            38,038
   Net transfers for contract benefits and terminations ....       (1,508,542)       (1,868,117)         (944,059)         (533,557)
   Net transfers between subaccounts .......................         (438,687)       (1,286,881)          409,537         2,802,140
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (1,924,715)       (3,122,378)         (521,343)        2,306,621
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (1,787,499)       (2,748,935)           20,816         3,532,240
Net assets at the beginning of the year ....................       12,976,851        15,725,786         9,213,099         5,680,859
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $ 11,189,352      $ 12,976,851      $  9,233,915      $  9,213,099
                                                                 ============      ============      ============      ============

(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005



                                                                         SMALL CAP VALUE                  REAL ESTATE EQUITY
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                     2005              2004             2005 (1)           2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $      1,986      $    (53,047)     $    401,118      $     65,440
   Realized gain (loss) ....................................        1,270,067         1,720,953         1,503,102         1,015,860
   Change in unrealized appreciation (depreciation) during
      the year .............................................          (70,115)        1,509,782        (2,054,815)        1,090,734
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................        1,201,938         3,177,688          (150,595)        2,172,034
Contract transactions:
   Net payments received from contract owners ..............          129,831            65,639            15,664            22,755
   Net transfers for contract benefits and terminations ....       (2,317,493)       (1,384,960)         (304,382)         (937,177)
   Net transfers between subaccounts .......................               85           133,673        (7,766,133)          388,386
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (2,187,577)       (1,185,648)       (8,054,851)         (526,036)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................         (985,639)        1,992,040        (8,205,446)        1,645,998

Net assets at the beginning of the year ....................       16,062,783        14,070,743         8,205,446         6,559,448
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $ 15,077,144      $ 16,062,783      $         --      $  8,205,446
                                                                 ============      ============      ============      ============


                                                                        GROWTH & INCOME                        MANAGED
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                     2005              2004              2005              2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $  1,198,674      $    (64,643)     $    179,368      $     90,386
   Realized gain (loss) ....................................        1,047,623           (22,940)           80,523              (759)
   Change in unrealized appreciation (depreciation)
      during the year ......................................          468,854         3,744,874           (71,665)          838,510
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................        2,715,151         3,657,291           188,226           928,137
Contract transactions:
   Net payments received from contract owners ..............          373,566           145,229            90,417            69,258
   Net transfers for contract benefits and terminations ....       (6,754,585)       (5,535,060)       (1,363,177)       (1,734,780)
   Net transfers between subaccounts .......................          (69,125)         (198,156)         (128,050)          359,772
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (6,450,144)       (5,587,987)       (1,400,810)       (1,305,750)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (3,734,993)       (1,930,696)       (1,212,584)         (377,613)
Net assets at the beginning of the year ....................       40,779,063        42,709,759        14,255,636        14,633,249
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $ 37,044,070      $ 40,779,063      $ 13,043,052      $ 14,255,636
                                                                 ============      ============      ============      ============

(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005



                                                                        TOTAL RETURN BOND                  SHORT-TERM BOND
                                                                            SUBACCOUNT                         SUBACCOUNT
                                                                 --------------------------------    ------------------------------
                                                                                  PERIOD FROM
                                                                               MAY 1, 2003 (*) TO
                                                                   2005 (1)    DECEMBER 31, 2004       2005              2004
                                                                 ------------  ------------------    ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     33,402      $     17,524      $     52,212      $    283,032
   Realized gain (loss) ....................................          (12,255)           40,621          (136,770)          (33,707)
   Change in unrealized appreciation (depreciation)
      during the year ......................................           (6,705)           (2,847)          201,074          (219,488)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................           14,442            55,298           116,516            29,837
Contract transactions:
   Net payments received from contract owners ..............              802            (3,762)           15,775            19,660
   Net transfers for contract benefits and terminations ....         (159,816)          (88,479)       (2,470,243)       (2,084,504)
   Net transfers between subaccounts .......................       (1,496,815)           87,778          (382,173)         (368,084)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (1,655,829)           (4,463)       (2,836,641)       (2,432,928)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (1,641,387)           50,835        (2,720,125)       (2,403,091)
Net assets at the beginning of the year ....................        1,641,387         1,590,552        15,562,910        17,966,001
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $  1,641,387      $ 12,842,785      $ 15,562,910
                                                                 ============      ============      ============      ============

                                                                     SMALL CAP EMERGING GROWTH              OVERSEAS EQUITY B
                                                                            SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                     2005               2004              2005              2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    126,977      $    (40,058)     $    167,728      $    (47,003)
   Realized gain (loss) ....................................          294,499            51,756           744,232           253,524
   Change in unrealized appreciation (depreciation)
      during the year ......................................        1,351,815         1,073,195           861,500           791,699
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................        1,773,291         1,084,893         1,773,460           998,220
Contract transactions:
   Net payments received from contract owners ..............           73,247            (1,295)           38,216            22,684
   Net transfers for contract benefits and terminations ....       (1,278,418)         (443,125)       (1,423,063)         (627,978)
   Net transfers between subaccounts .......................           56,222        10,040,596          (215,247)        5,926,462
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (1,148,949)        9,596,176        (1,600,094)        5,321,168
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................          624,342        10,681,069           173,366         6,319,388
Net assets at the beginning of the year ....................       12,148,039         1,466,970        11,687,262         5,367,874
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $ 12,772,381      $ 12,148,039      $ 11,860,628      $ 11,687,262
                                                                 ============      ============      ============      ============

(1) For the period from January 1, 2005 to May 2, 2005.
(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005



                                                                          EQUITY INDEX                      HIGH YIELD BOND
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                     2005              2004             2005(1)            2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    228,759      $    130,107      $    161,952      $    504,642
   Realized gain (loss) ....................................          464,914          (531,841)         (140,185)         (301,358)
   Change in unrealized appreciation (depreciation)
      during the year ......................................        3,134,601         2,454,222          (292,183)          414,030
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................        3,828,274         2,052,488          (270,416)          617,314
Contract transactions:
   Net payments received from contract owners ..............          282,466            58,103            43,991            23,432
   Net transfers for contract benefits and terminations ....       (6,970,594)       (4,127,467)         (341,708)       (1,207,995)
   Net transfers between subaccounts .......................       38,296,631         1,273,399        (8,772,116)          293,187
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       31,608,503        (2,795,965)       (9,069,833)         (891,376)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       35,436,777          (743,477)       (9,340,249)         (274,062)
Net assets at the beginning of the year ....................       23,942,644        24,686,121         9,340,249         9,614,311
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year
                                                                 $ 59,379,421      $ 23,942,644      $         --      $  9,340,249
                                                                 ============      ============      ============      ============


                                                                          GLOBAL BOND               AIM V.I. PREMIER EQUITY SERIES 1
                                                                           SUBACCOUNT                          SUBACCOUNT
                                                                 ------------------------------     --------------------------------
                                                                     2005(1)           2004             2005(1)            2004
                                                                 ------------      ------------     ------------       -------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    104,415      $    182,756      $    (83,353)     $   (177,040)
   Realized gain (loss) ....................................           81,054            93,502        (1,380,802)       (2,130,126)
   Change in unrealized appreciation (depreciation) during
      the year .............................................         (257,904)           41,997           641,329         3,179,758
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................          (72,435)          318,255          (822,826)          872,592
Contract transactions:
   Net payments received from contract owners ..............           13,332            45,502            13,761            74,628
   Net transfers for contract benefits and terminations ....         (114,736)         (227,733)         (592,556)       (2,309,909)
   Net transfers between subaccounts .......................       (3,880,325)         (379,561)      (19,905,916)         (876,234)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (3,981,728)         (561,792)      (20,484,711)       (3,111,515)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (4,054,163)         (243,537)      (21,307,537)       (2,238,923)

Net assets at the beginning of the year ....................        4,054,163         4,297,700        21,307,537        23,546,460
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $  4,054,163      $         --      $ 21,307,537
                                                                 ============      ============      ============      ============


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005



                                                                        AIM V.I. CAPITAL
                                                                      DEVELOPMENT SERIES 2           FIDELITY VIP II CONTRAFUND (SC)
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005(1)            2004             2005(1)           2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     (2,289)     $     (6,282)     $    (35,971)     $   (192,722)
   Realized gain (loss) ....................................           80,909            31,127         3,896,806           (65,990)
   Change in unrealized appreciation (depreciation) during
      the year .............................................         (122,840)           43,326        (4,525,972)        2,812,311
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................          (44,220)           68,171          (665,137)        2,553,599
Contract transactions:
   Net payments received from contract owners ..............              942            44,109            80,729            62,712
   Net transfers for contract benefits and terminations ....           (9,029)          (31,493)         (591,612)       (2,038,957)
   Net transfers between subaccounts .......................         (524,397)           23,953       (19,479,908)        1,227,044
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................         (532,484)           36,569       (19,990,791)         (749,201)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................         (576,704)          104,740       (20,655,928)        1,804,398
Net assets at the beginning of the year ....................          576,704           471,964        20,655,928        18,851,530
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $    576,704      $         --      $ 20,655,928
                                                                 ============      ============      ============      ============



                                                                                                            FIDELITY VIP II
                                                                     FIDELITY VIP GROWTH (SC)             OVERSEAS EQUITY (SC)
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005(1)            2004            2005(1)             2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     (2,176)     $   (177,529)     $     50,208      $    (10,238)
   Realized gain (loss) ....................................       (3,419,275)       (1,909,144)        1,376,378           141,670
   Change in unrealized appreciation (depreciation) during
      the year .............................................        2,366,978         2,357,007        (1,806,954)          649,392
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................       (1,054,473)          270,334          (380,368)          780,824
Contract transactions:
   Net payments received from contract owners ..............           37,634            65,922             8,274            26,832
   Net transfers for contract benefits and terminations ....         (502,002)       (1,814,211)         (196,196)         (416,958)
   Net transfers between subaccounts .......................      (14,180,712)         (572,099)       (6,625,640)          (86,808)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................      (14,645,080)       (2,320,388)       (6,813,562)         (476,934)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................      (15,699,553)       (2,050,054)       (7,193,930)          303,890
Net assets at the beginning of the year ....................       15,699,553        17,749,607         7,193,930         6,890,040
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $ 15,699,553      $         --      $  7,193,930
                                                                 ============      ============      ============      ============


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005



                                                                          JANUS ASPEN                          JANUS ASPEN
                                                                     WORLDWIDE GROWTH (SC)               GLOBAL TECHNOLOGY (SC)
                                                                           SUBACCOUNT                          SUBACCOUNT
                                                                 ------------------------------     --------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                  MAY 2, 2003(*) TO
                                                                    2005(1)            2004            2005(1)     DECEMBER 31, 2004
                                                                 ------------      ------------     ------------   -----------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     (6,688)     $     (6,637)     $       (754)  $        (3,863)
   Realized gain (loss) ....................................           44,506           (18,840)          (11,286)           39,992
   Change in unrealized appreciation (depreciation)
      during the year ......................................         (112,377)           69,158            (7,176)          (55,823)
                                                                 ------------      ------------      ------------   ---------------
Net increase (decrease) in net assets resulting from
   operations ..............................................          (74,559)           43,681           (19,216)          (19,694)
Contract transactions:
   Net payments received from contract owners ..............            2,572             6,820                40             1,419
   Net transfers for contract benefits and terminations ....          (59,839)         (202,413)           (4,749)           (8,079)
   Net transfers between subaccounts .......................       (1,569,949)          (95,919)         (190,413)          (70,195)
                                                                 ------------      ------------      ------------   ---------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (1,627,216)         (291,512)         (195,122)          (76,855)
                                                                 ------------      ------------      ------------   ---------------
Net increase (decrease) in net assets ......................       (1,701,775)         (247,831)         (214,338)          (96,549)
Net assets at the beginning of the year ....................        1,701,775         1,949,606           214,338           310,887
                                                                 ------------      ------------      ------------   ---------------
Net assets at the end of the year ..........................     $         --      $  1,701,775      $         --   $       214,338
                                                                 ============      ============      ============   ===============



                                                                  MFS GROWTH STOCK SERIES (IC)        MFS NEW DISCOVERY SERIES (IC)
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                 ------------------------------      ------------------------------
                                                                    2005(1)            2004             2005(1)            2004
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     (4,786)     $   (100,438)     $    (18,680)     $    (63,982)
   Realized gain (loss) ....................................       (1,796,476)         (729,429)         (474,358)         (225,545)
   Change in unrealized appreciation (depreciation) during
      the year .............................................        1,275,166         1,427,211          (189,452)          517,542
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................         (526,096)          597,344          (682,490)          228,015
Contract transactions:
   Net payments received from contract owners ..............            7,479            13,109             5,837            16,710
   Net transfers for contract benefits and terminations ....         (265,065)         (667,951)         (124,687)         (350,980)
   Net transfers between subaccounts .......................       (7,393,700)         (193,932)       (4,220,057)         (434,016)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   contract transactions ...................................       (7,651,286)         (848,774)       (4,338,907)         (768,286)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       (8,177,382)         (251,430)       (5,021,397)         (540,271)
Net assets at the beginning of the year ....................        8,177,382         8,428,812         5,021,397         5,561,668
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $         --      $  8,177,382      $         --      $  5,021,397
                                                                 ============      ============      ============      ============


(1) For the period from January 1, 2005 to May 2, 2005.
(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                              MFS RESEARCH SERIES (IC)
                                                                                     SUBACCOUNT
                                                                            ----------------------------
                                                                              2005 (1)          2004
                                                                            -----------      -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .......................................     $     4,121      $   (10,775)
   Realized gain (loss) ...............................................        (497,639)        (624,588)
   Change in unrealized appreciation (depreciation) during
      the year ........................................................         140,157        1,481,381
                                                                            -----------      -----------
Net increase (decrease) in net assets resulting from
   operations .........................................................        (353,361)         846,018
Contract transactions:
   Net payments received from contract owners .........................           8,995            4,905
   Net transfers for contract benefits and terminations ...............        (163,203)        (544,021)
   Net transfers between subaccounts ..................................      (6,010,574)        (237,141)
                                                                            -----------      -----------
Net increase (decrease) in net assets resulting from contract
   transactions .......................................................      (6,164,782)        (776,257)
                                                                            -----------      -----------
Net increase (decrease) in net assets .................................      (6,518,143)          69,761
Net assets at the beginning of the year ...............................       6,518,143        6,448,382
                                                                            -----------      -----------
Net assets at the end of the year .....................................     $        --      $ 6,518,143
                                                                            ===========      ===========

                                                                                      EQUITY           FINANCIAL       GLOBAL BOND
                                                                  BLUE CHIP D        INCOME D         SERVICES D            D
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                     (2)                (2)               (2)              (2)
                                                                 ------------      ------------      ------------      ------------
                                                                     2005              2005              2005              2005
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $   (137,422)     $   (297,385)     $   (147,852)     $    (30,979)
   Realized gain (loss) ....................................          125,106           178,739           173,249           (33,878)
   Change in unrealized appreciation (depreciation) during
      the year .............................................        1,948,479         2,175,360         2,283,223          (202,167)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................        1,936,163         2,056,714         2,308,620          (267,024)
Contract transactions:
   Net payments received from contract owners ..............           35,777           118,623           101,575            13,877
   Net transfers for contract benefits and terminations ....       (1,115,198)       (2,394,567)       (2,014,855)         (317,608)
   Net transfers between subaccounts .......................       15,990,174        34,777,026        17,268,925         3,908,565
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from contract
   transactions ............................................       14,910,753        32,501,082        15,355,645         3,604,834
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................       16,846,916        34,557,796        17,664,265         3,337,810
Net assets at the beginning of the year ....................               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year .............................  $ 16,846,916      $ 34,557,796      $ 17,664,265      $  3,337,810
                                                                 ============      ============      ============      ============



(1) For the period from January 1, 2005 to May 2, 2005.
(2) For the period from May 2, 2005, commencement of operations to December 31, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                                                      LARGE CAP          MID CAP
                                                                   HEALTH D        HIGH YIELD D        GROWTH D          STOCK D
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                     (2)                (2)               (2)              (2)
                                                                 ------------      ------------      ------------      ------------
                                                                     2005              2005              2005              2005
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $    (20,013)     $    (70,821)     $    (44,827)     $    (70,911)
   Realized gain (loss) ....................................           21,062            50,341            37,870           127,319
   Change in unrealized appreciation (depreciation) during
      the year .............................................          464,609           484,503           310,126         1,860,303
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................          465,658           464,023           303,169         1,916,711
Contract transactions:
   Net payments received from contract owners ..............            1,203            42,280             9,062            31,539
   Net transfers for contract benefits and terminations ....         (102,570)         (833,148)         (514,120)         (741,163)
   Net transfers between subaccounts .......................        2,235,892         8,598,500         5,273,745         7,732,933
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from contract
   transactions ............................................        2,134,525         7,807,632         4,768,687         7,023,309
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................        2,600,183         8,271,655         5,071,856         8,940,020
Net assets at the beginning of the year ....................               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $  2,600,183      $  8,271,655      $  5,071,856      $  8,940,020
                                                                 ============      ============      ============      ============


                                                                   MID CAP         REAL ESTATE        SMALL CAP           TOTAL
                                                                   INDEX D         SECURITIES D        INDEX D           RETURN D
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                     (2)                (2)               (2)              (2)
                                                                 ------------      ------------      ------------      ------------
                                                                     2005              2005              2005              2005
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ............................     $     (5,663)     $    (69,448)     $    (38,259)     $    (18,519)
Realized gain (loss) ....................................               6,942            92,082            54,979             2,390
   Change in unrealized appreciation (depreciation) during
      the year .............................................           93,060           975,669           625,495            23,336
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................           94,339           998,303           642,215             7,207
Contract transactions:
   Net payments received from contract owners ..............               --            45,312             9,703            23,147
   Net transfers for contract benefits and terminations ....          (32,334)         (385,179)         (210,489)         (110,699)
   Net transfers between subaccounts .......................          804,471         7,600,244         4,144,908         2,674,612
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from contract
   transactions ............................................          772,137         7,260,377         3,944,122         2,587,060
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets ......................          866,476         8,258,680         4,586,337         2,594,267
Net assets at the beginning of the year ....................               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
Net assets at the end of the year ..........................     $    866,476      $  8,258,680      $  4,586,337      $  2,594,267
                                                                 ============      ============      ============      ============



(2) For the period from May 2, 2005, commencement of operations to December 31, 2005..

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                            TOTAL STOCK
                                                                              INDEX D
                                                                             SUBACCOUNT         TOTAL
                                                                                (2)           SUBACCOUNT
                                                                           -------------     -------------
                                                                               2005              2005
                                                                           -------------     -------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ......................................     $   (216,777)     $   4,654,380
   Realized gain (loss) ..............................................          255,984         10,660,050
   Change in unrealized appreciation (depreciation) during
      the year .......................................................        2,475,677          4,230,631
                                                                           ------------      -------------
Net increase (decrease) in net assets resulting from
   operations ........................................................        2,514,884         19,545,061
Contract transactions:
   Net payments received from contract owners ........................          129,986          2,736,140
   Net transfers for contract benefits and terminations ..............       (1,819,942)       (59,766,895)
   Net transfers between subaccounts .................................       24,177,451          1,603,180
                                                                           ------------      -------------
Net increase (decrease) in net assets resulting from contract
   transactions ......................................................       22,487,495        (55,427,575)
                                                                           ------------      -------------
Net increase (decrease) in net assets ................................       25,002,379        (35,882,514)
Net assets at the beginning of the year ..............................               --        424,868,821
                                                                           ------------      -------------
Net assets at the end of the year ....................................     $ 25,002,379      $ 388,986,307
                                                                           ============      =============


(2) For the period from May 2, 2005, commencement of operations to December 31, 2005.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2005

1. ORGANIZATION

John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO or John Hancock), which is a wholly-owned subsidiary of Manulife Financial Corporation
(MFC). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Standard and Revolution Value Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of twenty-five sub-accounts.

Prior to May 2, 2005, the assets of each sub-account were invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Series Trust). On May 2, 2005, the Series Trust underwent a re-organization, whereby the net assets of the Series Trust were acquired by Funds of John Hancock Trust (the "Trust", formerly Manufacturers Investment Trust). The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable annuities. As a result, certain sub-accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005. Simultaneously, the Account created new sub-accounts, which commenced operations on May 2, 2005, to invest in the NAV Series Share Class of the corresponding Funds of the Trust that acquired the previous corresponding Funds of the Series Trust.

Effective May 2, 2005, the following subaccounts of the Account were terminated as investment options and the funds were transferred to newly created subaccounts as follows:

              TERMINATED:                          FUNDS TRANSFERRED TO:
              Large Cap Growth                     Blue Chip D
              Fundamental Value                    Equity Income D
              Large Cap Value                      Equity Income D
              Financial Industries                 Financial Services D
              Global Bond                          Global Bond D
              Health Sciences                      Health D
              High Yield Bond                      High Yield D
              Earnings Growth                      Large Cap Growth D
              Mid Cap Growth                       Mid Cap Stock D
              Real Estate Equity                   Real Estate Securities D
              Total Return Bond                    Total Return D

The terminated Sub-accounts listed above had no net assets at December 31, 2005. Accordingly, no statement of assets and liabilities are presented for these subaccounts as of December 31, 2005.

The AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas Equity (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC), MFS Growth Stock Series (IC), MFS New Discovery Series (IC), MFS Research Series (IC) subaccounts ceased operations on May 2, 2005 and had no net assets at December 31, 2005. Accordingly, no statement of assets and liabilities are presented for these accounts as of December 31, 2005.
..
On May 2, 2005, the Mid Cap Index D, Small Cap Index D, Total Stock Index D subaccounts commenced operations.

New sub-accounts may be added as new Funds are added to the Trust, or as other investment options are developed, and made available to contract owners. The twenty-five Portfolios of the Trust which are currently available are the Active Bond, International Equity Index, Money Market, Bond Index, Mid Cap Value B, Small Cap Value, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B, Equity Index, Blue Chip D, Equity Income D, Financial Services D, Global Bond D, Health D, High Yield D, Large Cap Growth D, Mid Cap Stock D, Mid Cap Index D, Real Estate Securities D, Small Cap Index D, Total Return D, Total Stock Index D Sub-accounts. Each Portfolio has a different investment objective.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

1. ORGANIZATION -- (CONTINUED)

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust are valued at the reported net asset values of the respective underlying Portfolio. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHVLICO and may result in additional amounts being transferred into the variable annuity account by JHVLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. The total contracts in payout were $194,180.57 at December 31, 2005.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate ranging from 1.00% to 1.25% of net assets.

JHVLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2005.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust at December 31, 2005 were as follows:

                                                                                  SHARES
SUBACCOUNT                                                                         OWNED            COST             VALUE
---------------------------------------------------------------------------     ------------     ------------     ------------
Active Bond ...............................................................        2,980,031     $ 29,259,669     $ 28,983,975
International Equity Index ................................................          852,058       11,985,820       14,510,544
Money Market ..............................................................       24,450,400       24,450,400       24,450,400
Bond Index ................................................................        1,104,576       11,218,138       11,189,352
Mid Cap Value B ...........................................................          747,685     $  8,044,705        9,233,915
Small Cap Value ...........................................................          720,016       11,045,956       15,077,144
Growth & Income ...........................................................        2,871,633       28,722,042       37,044,070
Managed ...................................................................          959,754       11,623,688       13,043,052
Short-Term Bond ...........................................................        1,285,564       12,942,836       12,842,785
Small Cap Emerging Growth .................................................        1,255,888       10,041,438       12,772,381
Overseas Equity B .........................................................          947,335        9,032,378       11,860,628
Equity Index ..............................................................        3,741,614       53,932,044       59,379,421

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

4. DETAILS OF INVESTMENTS-- (CONTINUED)

                                                                                  SHARES
SUBACCOUNT                                                                         OWNED            COST             VALUE
---------------------------------------------------------------------------     ------------     ------------     ------------
Blue Chip D ...............................................................          951,266     $ 14,898,438     $ 16,846,916
Equity Income D ...........................................................        2,050,908       32,382,436       34,557,796
Financial Services Trust D ................................................        1,153,773       15,381,042       17,664,265
Global Bond D .............................................................          232,600        3,539,977        3,337,810
Health Science Trust D ....................................................          162,613        2,135,574        2,600,183
High Yield D ..............................................................          803,854        7,787,152        8,271,655
Large Cap Growth D ........................................................          505,669        4,761,729        5,071,856
Mid Cap Index D ...........................................................           47,978          773,416          866,476
Mid Cap Stock D ...........................................................          573,446        7,079,717        8,940,020
Real Estate Securities D ..................................................          332,609        7,283,011        8,258,680
Small Cap Index D .........................................................          307,808        3,960,843        4,586,337
Total Return D ............................................................          188,127        2,570,931        2,594,267
Total Stock Index D .......................................................        2,160,966       22,526,701       25,002,379

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust during 2005 were as follows:


SUBACCOUNT                                                                                      PURCHASES          SALES
------------------------------------------------------------------------------------------     ------------     ------------
Large Cap Growth .........................................................................     $    243,265     $ 16,514,994
Active Bond ..............................................................................        1,344,818        6,860,055
Financial Industries .....................................................................          555,843       19,497,211
International Equity Index ...............................................................       10,038,690        1,473,822
Health Sciences ..........................................................................          250,296        2,198,121
Earnings Growth ..........................................................................           77,935        5,387,166
Large Cap Value ..........................................................................        1,041,152       13,707,022
Fundamental Value ........................................................................        1,402,651       22,856,512
Money Market .............................................................................       11,144,586       16,264,496
Mid Cap Growth ...........................................................................          477,755        7,537,563
Bond Index ...............................................................................          639,743        2,516,057
Mid Cap Value B ..........................................................................        1,187,599        1,687,620
Small Cap Value ..........................................................................        1,859,626        4,045,218
Real Estate Equity .......................................................................          684,819        8,338,552
Growth & Income ..........................................................................        3,279,074        8,530,544
Managed ..................................................................................     $    821,857     $  2,043,300
Total Return Bond ........................................................................          342,007        1,964,434
Short-Term Bond ..........................................................................        1,403,760        4,188,188
Small Cap Emerging Growth ................................................................          910,118        1,932,091

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

4. DETAILS OF INVESTMENTS -- (CONTINUED)

SUBACCOUNT                                                                                      PURCHASES          SALES
------------------------------------------------------------------------------------------     ------------     ------------
Overseas Equity B ........................................................................     $    922,931     $  2,355,296
Equity Index .............................................................................       42,171,195       10,333,935
High Yield Bond ..........................................................................          357,163        9,265,044
Global Bond ..............................................................................          565,134        4,442,447
AIM V.I. Premier Equity Series 1 .........................................................            7,826       20,575,890
AIM V.I. Capital Development Series 2 ....................................................           23,705          558,479
Fidelity VIP II Contrafund (SC) ..........................................................          571,079       20,597,842
Fidelity VIP Growth (SC) .................................................................          101,747       14,749,003
Fidelity VIP II Overseas Equity (SC) .....................................................          244,247        7,007,601
Janus Aspen Worldwide Growth (SC) ........................................................           15,588        1,649,492
Janus Aspen Global Technology (SC) .......................................................               33          195,912
MFS Investors Growth Stock Series (IC) ...................................................           63,872        7,719,944
MFS New Discovery Series IC) .............................................................           11,473        4,369,059
MFS Research Series (IC) .................................................................           69,226        6,229,887
Blue Chip D ..............................................................................       16,364,969        1,591,637
Equity Income D ..........................................................................       36,226,274        4,022,578
Financial Services D .....................................................................       18,220,189        3,012,397
Global Bond D ............................................................................        4,510,201          836,346
Health D .................................................................................        2,295,920          181,409
High Yield D .............................................................................        9,129,209        1,392,397
Large Cap Growth D .......................................................................        5,487,832          763,973
Mid Cap Stock D ..........................................................................        7,848,445          896,047
Mid Cap Index D ..........................................................................          851,391           84,917
Real Estate Securities D .................................................................        8,326,044        1,135,115
Small Cap Index D ........................................................................        4,380,839          474,976
Total Return D ...........................................................................        2,856,029          287,488
Total Stock Index D ......................................................................       26,111,696        3,840,978

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005


5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:



                                          AT DECEMBER 31,                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
  SUBACCOUNT                  UNITS       UNIT FAIR VALUE       ASSETS      EXPENSES RATIO*     INVESTMENT     TOTAL RETURN***
                             (000S)      HIGHEST TO LOWEST      (000S)     HIGHEST TO LOWEST      INCOME      HIGHEST TO LOWEST
                                                                                                 RATIO**
 Blue Chip D      2005        2,107       $35.40 to $7.82      $16,847        1.25% to 1%        0.00%(b,a)    12.79% to 6.41%(b)

  Large Cap
    Growth        2005         --           7.82 to 6.95         --            1.26 to 1         0.05(b)      (6.11) to (6.18)(b)
                  2004        2,330         7.52 to 7.41        17,259         1.25 to 1         1.26            7.92 to 3.04
                  2003(c)      782          7.28 to 7.19        5,620          1.25 to 1         0.31           24.36 to 24.07
                  2002         266          5.85 to 5.79        1,544          1.25 to 1         0.34         (28.57) to (28.78)
                  2001         201          9.11 to 8.13        1,636          1.25 to 1         0.21         (18.34) to (18.70)

 Active Bond      2005        2,378        15.57 to 12.13       28,984         1.25 to 1         1.35            1.53 to 1.28
                  2004        2,844        15.33 to 11.97       34,198         1.25 to 1         3.38            3.71 to 3.44
                  2003        3,298        14.78 to 11.57       38,357         1.25 to 1         4.52            5.42 to 5.16
                  2002        2,058         14.02 to 11         22,745         1.25 to 1         5.30            6.21 to 5.87
                  2001        1,199        13.20 to 10.39       16,071         1.25 to 1         3.39(c)        32.00 to 3.90(b)

  Financial
  Services D      2005        1,073        16.60 to 11.12       17,664         1.25 to 1         0.00(b,a)      14.17 to 11.23(b)

  Financial
  Industries      2005         --          14.72 to 14.43        --            1.25 to 1         0.37(b)      (6.78) to (6.86)(b)
                  2004        1,339        15.79 to 15.49       20,759         1.25 to 1         1.12            7.57 to 7.31
                  2003(c)     1,555        14.67 to 14.43       22,461         1.25 to 1         1.56               24.79
                  2002        1,821        11.76 to 11.60       21,132         1.25 to 1         0.88         (20.22) to (20.44)
                  2001        2,281        14.75 to 10.78       33,285         1.25 to 1         0.61         (18.33) to (18.55)

International
  Equity
  Index           2005        1,116        15.73 to 13.01       14,511         1.25 to 1         0.54           18.03 to 15.39
                  2004         366         11.44 to 11.27       4,125          1.25 to 1         2.23           19.06 to 18.75
                  2003(c)      359          9.61 to 9.49        3,405          1.25 to 1         2.93           40.57 to 40.22
                  2002         36           6.84 to 6.77         244           1.25 to 1         3.37         (13.09) to (16.21)
                  2001         23           8.14 to 8.08         183           1.25 to 1         1.68         (21.12) to (21.32)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                         FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
SUBACCOUNT                     UNITS         UNIT FAIR VALUE       ASSETS       EXPENSES RATIO*     INVESTMENT     TOTAL RETURN***
                               (000S)       HIGHEST TO LOWEST      (000S)      HIGHEST TO LOWEST      INCOME      HIGHEST TO LOWEST
                                                                                                      RATIO**
    Health D        2005        204         $12.75 to $11.81       $2,600       1.25% to 1.24%         0.00%(c)  22.08% to 18.07%(b)

    Health
   Sciences         2005        --           10.49 to 10.44          --          1.27 to 1.15          0.04(b)   (4.83) to (4.86)(b)
                    2004        207               10.98             2,267            1.25                --(a)            9.72
                    2003(c)     214                10               2,145            1.25              0.25               30.1
                    2002        178               7.69              1,372            1.25              0.28              (20.97)
                    2001        101           9.74 to 9.73           981             1.25              0.03(c)            (2.7)(b)

   Large Cap
    Growth D        2005       1,356          11.77 to 3.71         5,072          1.25 to 1           0.00(c,b)     6.31 to 2.07(b)

   Earnings
    Growth          2005        --            6.92 to 3.50           --            1.27 to 1           0.07(b)   (5.28) to (5.37)(b)
                    2004       1,448           7.31 to 3.7          5,656          1.25 to 1           0.73         1.63 to 1.38
                    2003(c)    1,675          7.19 to 3.65          6,490          1.25 to 1           0.07        23.57 to 23.24
                    2002       1,736          5.82 to 2.96          5,470          1.25 to 1             --(a)    (33.03) to (33.26)
                    2001       1,763          8.69 to 4.43          8,345          1.25 to 1             --(a)    (37.57) to (37.69)

    Equity
   Income D         2005       2,444         22.34 to 10.30        34,558          1.25 to 1           0.00(b,a)     6.14 to 3.05(b)

   Large Cap
    Value           2005        --           13.51 to 11.66          --            1.26 to 1           0.48(b)   (3.00) to (3.07)(b)
                    2004        981          13.93 to 13.72        13,472          1.25 to 1            1.6         13.86 to 13.58
                    2003        942          12.23 to 12.08        11,394          1.25 to 1           1.95         24.27 to 23.95
                    2002        732           9.84 to 9.75          7,139          1.25 to 1           1.74       (14.14) to (14.32)
                    2001        452           11.46 to 9.94         5,151          1.25 to 1            1.5         13.80 to (0.60)

  Fundamental
     Value          2005        --           12.63 to 11.06          --            1.27 to 1           0.41(b)   (1.03) to (1.11)(b)
                    2004       1,793          12.7 to 11.17        22,766          1.25 to 1           1.58         14.44 to 14.15
                    2003(c)     964           11.12 to 9.76        10,659          1.25 to 1           1.41         27.40 to 27.10
                    2002(d)     907           8.75 to 7.66          7,882          1.25 to 1           1.26       (18.25) to (18.45)
                    2001        242           10.75 to 9.37         9,415          1.25 to 1           0.94         7.30 to (8.13)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)

                                          AT DECEMBER 31,                      FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
  SUBACCOUNT                 UNITS        UNIT FAIR VALUE        ASSETS      EXPENSES RATIO*    INVESTMENT    TOTAL RETURN***
                             (000S)      HIGHEST TO LOWEST       (000S)     HIGHEST TO LOWEST     INCOME     HIGHEST TO LOWEST
                                                                                                  RATIO**

   Money
  Market          2005       2,364        $12.40 to $10.13      $24,450        1.25% to 1%         2.91%       1.94% to 1.69%
                  2004       2,908         12.17 to 10.10        29,537         1.25 to 1          1.06        0.06 to (0.16)
                  2003       3,820         12.16 to 10.12        38,863         1.25 to 1          0.96       (0.05) to (0.30)
                  2002       5,605         12.17 to 10.15        57,112         1.25 to 1          1.44       (0.30) to (0.50)
                  2001       4,913         12.11 to 10.12        49,970         1.25 to 1          1.02(c)    21.10 to (4.53)(c)

  Mid Cap
  Stock D         2005        297          30.14 to 11.62         8,940        1.25 to 1.24          --(b,a)  26.16 to 16.24(b)

   Mid Cap
    Growth        2005        --           23.89 to 13.30            --        1.27 to 1.15          --(b,a)  (7.72) to (7.76)(b)
                  2004        305               25.9              7,892             1.25             --(a)          10.28
                  2003        326              23.49              7,661             1.25             --(a)          45.05
                  2002        287              16.19              4,652             1.25             --(a)         (22.13)
                  2001        246          13.06 to 11.90         3,194          1.25 to 1         0.54       (0.48) to (0.73)

Bond Index        2005        857          13.62 to 13.06        11,189          1.25 to 1         1.65         1.37 to 0.66
                  2004       1,005         13.12 to 12.91        12,977          1.25 to 1         4.51         3.02 to 2.75
                  2003(c)    1,251         12.74 to 12.57        15,726          1.25 to 1         4.36         2.57 to 2.32
                  2002(d)    1,142         12.42 to 12.28        14,036          1.25 to 1         5.27         8.85 to 8.57
                  2001        858          11.75 to 11.31         9,707          1.25 to 1         5.85         7.04 to 6.39

Mid Cap
Value B           2005        475          19.50 to 10.66         9,234          1.25 to 1         0.04         6.63 to 6.05
                  2004        502          18.39 to 17.53         9,213          1.25 to 1         0.41        17.56 to 17.26
                  2003(c)     363          15.68 to 14.91         5,681          1.25 to 1         3.84        43.71 to 43.35

Small Cap
Index D           2005        367              12.49              4,586         1.25 to 1.24       0.00(b,a)        15.70(b)

Small Cap
Value             2005        549          27.62 to 10.68        15,077        1.25 to 1.15        0.16         7.96 to 6.76
                  2004        631              25.43             16,063            1.25            0.88            23.81
                  2003        685              20.54             14,071            1.25            0.66            36.26
                  2002(d)     677              15.07             10,197            1.25            0.63            (7.6)
                  2001        547         16.35 and 16.31         8,916            1.25            0.82            17.59

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)

                                          AT DECEMBER 31,                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
  SUBACCOUNT                  UNITS       UNIT FAIR VALUE       ASSETS       EXPENSES RATIO*    INVESTMENT      TOTAL RETURN***
                             (000S)      HIGHEST TO LOWEST      (000S)      HIGHEST TO LOWEST     INCOME       HIGHEST TO LOWEST
                                                                                                 RATIO**

Real Estate
Securities D      2005         350        $57.17 to $10.59      $8,259        1.25% to 15%         0.00%(b,a)    13.08% to 5.88%(b)

Real Estate
Securities        2005         --          23.85 to 20.48         --            1.26 to 1          0.81(b)     (1.69) to (1.77)(b)
                  2004         391         24.26 to 20.85        8,205          1.25 to 1          2.17         35.13 to 34.79
                  2003(c)      421         17.95 to 15.47        6,559          1.25 to 1          3.38         35.54 to 35.19
                  2002         349         13.24 to 11.44        4,022          1.25 to 1          4.92          0.30 to 0.08
                  2001         153         13.20 to 11.43        1,774          1.25 to 1          5.05          4.68 to 4.38

Growth &
Income            2005        4,468        14.58 to 8.19        37,044          1.25 to 1          0.18          7.90 to 7.63
                  2004        5,302        13.52 to 7.61        40,779          1.25 to 1          1.08          9.86 to 9.57
                  2003(c)     6,022        12.30 to 6.95        42,710          1.25 to 1          0.98         23.11 to 22.80
                  2002        3,092         9.99 to 5.66        17,660          1.25 to 1          0.72        (22.57) to (23.10)
                  2001        2,153        12.97 to 7.31        26,232          1.25 to 1          0.44(b)     29.70 to (26.40)(b)

Managed           2005        1,278        11.37 to 10.06       13,043          1.25 to 1          0.60          1.68 to 0.63
                  2004        1,417            10.05            14,256            1.25             1.88              6.84
                  2003(c)     1,554             9.41            14,633            1.25             3.35              17.53
                  2002        1,414         8.77 to 8.00        11,328            1.25             1.89       (14.35) to (14.36)
                  2001         890         10.32 to 9.34         8,328            1.25             2.00        (4.01) to (4.03)

Total
Return D          2005         244         10.63 to 9.94         2,594        1.25 to 1.24         0.00(b,a)     0.57 to (0.62)(b)

Total
Return
Bond              2005          --             10.57               --         1.27 to 1.25         1.54(b)           0.86(b)
                  2004         157             10.46             1,641            1.25             2.39              3.39
                  2003         157             10.11             1,591            1.25             0.93(b)           0.53(b)

Short-Term
Bond              2005         846         15.20 to 10.07       12,843          1.25 to 1          1.64          1.18 to 0.66
                  2004        1,034            15.07            15,563            1.25             2.96              0.16
                  2003(c)     1,196            15.04            17,966            1.25             3.45              1.49
                  2002(d)       918        14.82 to 12. 08      13,594            1.25             4.17          4.41 to 4.37
                  2001         446         14.20 to 11.54        6,323            1.25             5.16          6.77 to 6.73

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)



                                         AT DECEMBER 31,                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
  SUBACCOUNT                UNITS         UNIT FAIR VALUE       ASSETS      EXPENSES RATIO*     INVESTMENT     TOTAL RETURN***
                            (000S)       HIGHEST TO LOWEST      (000S)     HIGHEST TO LOWEST      INCOME      HIGHEST TO LOWEST
                                                                                                 RATIO**

Small Cap
Emerging
Growth           2005       1,226        $11.67 to $10.31       $12,772       1.25% to 1%          0.00%(a)     16.65% to 15.87%
                 2004       1,351          9.34 to 8.90         12,148         1.25 to 1             --(a)        8.36 to 8.09
                 2003(c)     177           8.62 to 8.23          1,467         1.25 to 1             --          47.34 to 46.98
                 2002        171           5.85 to 5.60           965          1.25 to 1           0.24       (28.92) to (29.13)
                 2001         92           8.23 to 7.90           727             1.25             0.10        (4.82) to (5.00)

Overseas
Equity B         2005       1,052         12.09 to 11.27        11,861         1.25 to 1           0.54         20.86 to 16.95
                 2004       1,213          9.78 to 9.64         11,687         1.25 to 1           0.48          9.90 to 9.64
                 2003(c)     611           8.90 to 8.79          5,368         1.25 to 1           1.47         31.05 to 30.70
                 2002        445           6.79 to 6.72          2,990         1.25 to 1           1.16        0.89 to (19.33)(b)
                 2001         76           8.55 to 8.33           635          1.25 to 1           0.72       (16.70) to (21.86)

Equity
Index            2005       3,105          19.32 to 9.57        59,379         1.25 to 1           0.22          8.16 to 3.35
                 2004       1,318         18.70 to 10.08        23,943         1.25 to 1           1.78          9.60 to 9.32
                 2003(c)    1,511          17.10 to 9.20        24,686         1.25 to 1           3.00         27.16 to 26.83
                 2002       1,477          13.49 to 7.16        18,924         1.25 to 1           1.38       (23.08) to (23.27)
                 2001       1,491          17.58 to 8.67        24,640         1.25 to 1           1.15        75.80 to (13.13)

High Yield
D                2005        763          11.03 to 10.34         8,272         1.25 to 1           0.00(b,a)    5.89 to 3.43(b)

High Yield
Bond             2005        --           10.50 to 10.25          --           1.27 to 1           2.21(b)     (2.93) to (3.01)(b)
                 2004        884          10.82 to 10.57         9,340         1.25 to 1           6.59          7.07 to 6.80
                 2003(c)     971           10.10 to 9.90         9,614         1.25 to 1           6.86         15.35 to 15.07
                 2002        718           8.76 to 8.60          6,181         1.25 to 1           9.87        (5.40) to (5.70)
                 2001        656           9.26 to 9.10          5.985         1.25 to 1           9.66          1.09 to 0.88

Global
Bond D           2005        241           17.60 to 9.68         3,338         1.25 to 1           0.00(b,a)   (3.25) to (6.76)(b)

Global
Bond             2005         --           15.22 to 14.87          --          1.27 to 1           2.70(b)     (1.70) to (1.78)(b)
                 2004        268          15.26 to 15.13         4,054            1.25             5.81              9.26
                 2003(c)     310               13.85             4,298            1.25             7.88             14.46
                 2002(d)     220          12.20 to 12.10         2,663            1.25             6.96         17.42 to 17.36
                 2001         77          10.47 to 10.31          794             1.25             9.67        (2.72) to (2.74)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)


                                          AT DECEMBER 31,                      FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
 SUBACCOUNT                  UNITS         UNIT FAIR VALUE     ASSETS       EXPENSES RATIO*      INVESTMENT     TOTAL RETURN***
                             (000S)       HIGHEST TO LOWEST    (000S)      HIGHEST TO LOWEST       INCOME      HIGHEST TO LOWEST
                                                                                                   RATIO**



AIM V.I.
Premier
Equity
Series 1         2005           --         $7.35 to $7.31      $   --        1.27% to 1.15%        0.00%(b,a)  (3.97%) to (4.01%)(b)
                 2004        2,798              7.62           21,308            1.25              0.44               4.46
                 2003        3,229              7.29           23,546            1.25              0.33              23.54
                 2002        2,656              5.90           15,675            1.25              0.31             (31.16)
                 2001        3,091          8.59 to 8.57       11,832            1.25              0.14             (13.61)




AIM V.I.
Capital
Development
Series 2         2005          --           10.48 to 10.45         --        1.27 to 1.15          0.00(b,a)    (7.56) to (7.59)(b)
                 2004          51               11.31             577             1.25               --(a)           13.84
                 2003          48               9.93              472             1.25               --(a)           33.37
                 2002          14               7.45              103             1.25               --(a)          (24.52)(b)

Fidelity
VIP II
Contrafund(SC)   2005           --         11.62 to 11.56          --        1.27 to 1.15          0.21(b)      (3.28) to (3.31)(b)
                 2004        1,728              11.95          20,656            1.25              0.26              13.90
                 2003        1,797              10.49          18,852            1.25              0.35              26.76
                 2002        1,748              8.28           14,473            1.25              0.71             (10.49)
                 2001        1,646          9.28 to 9.25       15,231            1.25              0.64             (13.47)

Fidelity VIP
Growth
(SC)             2005           --          7.42 to 7.37           --        1.27 to 1.15          0.40(b)      (6.86) to (6.89)(b)
                 2004        1,983              7.92           15,700            1.25              0.17               1.98
                 2003        2,286              7.76           17,750            1.25              0.19              31.14
                 2002        2,427              5.92           14,367            1.25              0.15             (31.08)
                 2001        2,501          10.82 to 8.59      21,486            1.25                --(a)          (18.73)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)


                                        AT DECEMBER 31,                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
   SUBACCOUNT                UNITS     UNIT FAIR VALUE     ASSETS       EXPENSES RATIO*        INVESTMENT       TOTAL RETURN***
                                          HIGHEST TO
                            (000S)          LOWEST         (000S)      HIGHEST TO LOWEST         INCOME        HIGHEST TO LOWEST
                                                                                                 RATIO**

Fidelity VIP
II Overseas
Equity (SC)       2005          --     $9.20 to $9.14      $   --        1.27% to 1.15%          0.60%(b)      (5.33%) to (5.36%)(b)
                  2004         744            9.66          7,194            1.25                1.10                12.07
                  2003         799            8.62          6,890            1.25                0.75                41.40
                  2002         860            6.10          5,245            1.25                0.76               (21.09)
                  2001         961      10.43 to 7.75       7,447            1.25                2.27               (22.27)

Janus Aspen
Worldwide
Growth (SC)       2005          --       6.13 to 6.10          --          1.27 to 1.15          0.00(b,a)     (4.49) to (4.52)(b)
                  2004         266            6.39          1,702            1.25                0.87                 3.23
                  2003         315            6.19          1,950            1.25                0.85                22.14
                  2002         322            5.07          1,632            1.25                0.59               (26.52)
                  2001         322       6.91 to 6.90       2,224            1.25                0.49               (23.67)

Janus Aspen
Global
Technology
(SC)              2005          --            12.19            --          1.28 to 1.25          (0.00)(b,a)        (10.22)(b)
                  2004          16            13.58           214            1.25                   --(a)            (0.68)
                  2003          23            13.67           311            1.25                   --(a)            33.61


MFS Investors
Growth Stock
Series (IC)       2005          --       7.55 to 7.51          --          1.27 to 1.15           0.35(b)       (6.63) to (6.66)(b)
                  2004       1,017           8.05           8,177            1.25                   --(a)             7.83
                  2003       1,130           7.46           8,429            1.25                   --(a)            21.51
                  2002       1,201           6.14           7,375            1.25                   --(a)           (28.44)
                  2001       1,281       8.60 to 8.58      10,988            1.25                 0.11              (25.07)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)

                                     AT DECEMBER 31,                     FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

   SUBACCOUNT            UNITS      UNIT FAIR VALUE      ASSETS     EXPENSES RATIO*      INVESTMENT        TOTAL RETURN***
                         (000S)    HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST       INCOME         HIGHEST TO LOWEST
                                                                                            RATIO**

MFS New
Discovery
Series (IC)      2005       --         $11.17          $    --       1.27% to 1.15%         0.00%(b,a)   (13.98%) to (14.00%)(b)
                 2004      386          12.99            5,021            1.25                --(b)              5.21
                 2003      450          12.35            5,562            1.25                --(b)             32.05
                 2002      494           9.35            4,624            1.25                --(b)            (32.49)
                 2001      535      13.89 to 11.90       7,417            1.25                --(b)             (6.23)

MFS Research
Series (IC)      2005       --        8.64 to 8.59          --         1.27 to 1.15         0.48(b)         (5.56) to (5.59)(b)
                 2004      716            9.1            6,518            1.25              1.07                14.41
                 2003      811           7.95            6,448            1.25              0.67                23.16
                 2002      868           6.46            5,606            1.25              0.28               (25.49)
                 2001      971      10.75 to 8.67        8,411            1.25              0.01               (22.17)

Mid Cap
Index D          2005       71          12.15              866         1.25 to 1.24         0.00(b,a)           16.29(b)

Total Stock
Index D          2005    1,963          12.74           25,002         1.25 to 1.24         0.00(b,a)           10.21(b)


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values,

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)

         based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a        Portfolio distributed no dividends during the period.

b        There were no new funds added for year 2004 and there were no funds closed during 2004, 2003, 2002, or 2001. The commencement of subaccount operations for years 2001, 2002, 2003 and 2005 and the closing of subaccount operations for 2005 are as follows:

SUBACCOUNTS OPENED                                 2005       2003       2002         2001

   Active Bond                                                                       May 1
   Health Sciences                                                                   May 1
   Money Market                                                                      May 1
   Growth & Income                                                                 October 22
   AIM V.I. Capital Development Series 2                                 May 6
   Janus Aspen Global Technology                              May 2
   Total Return Bond                                          May 7
   Blue Chip D                                    May 2
   Equity Income D                                May 2
   Financial Services D                           May 2
   Global Bond D                                  May 2
   Health D                                       May 2
   High Yield D                                   May 2
   Large Cap Growth D                             May 2
   Mid Cap Stock D                                May 2
   Mid Cap Index D                                May 2
   Real Estate Securities D                       May 2
   Small Cap Index D                              May 2
   Total Return D                                 May 2
   Total Stock Index D                            May 2

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2005

5. UNIT VALUES -- (CONTINUED)

SUBACCOUNTS CLOSED                                         2005

   Large Cap Growth                                       May 2
   Financial Industries                                   May 2
   Health Sciences                                        May 2
   Earnings Growth                                        May 2
   Large Cap Value                                        May 2
   Fundamental Value                                      May 2
   Mid Cap Growth                                         May 2
   Real Estate Securities                                 May 2
   Total Return Bond                                      May 2
   High Yield Bond                                        May 2
   Global Bond                                            May 2
   AIM V.I. Premier Equity Series 1                       May 2
   AIM V.I. Capital Development Series 2                  May 2
   Fidelity VIP II Contrafund (SC)                        May 2
   Fidelity VIP Growth (SC)                               May 2
   Fidelity VIP II Overseas Equity (SC)                   May 2
   Janus Aspen Worldwide Growth (SC)                      May 2
   Janus Aspen Global Technology (SC)                     May 2
   MFS Growth Stock Series (IC)                           May 2
   MFS New Discovery Series (IC)                          May 2
   MFS Research Series (IC)                               May 2



c.    Certain amounts in 2003 have been reclassified to permit comparison.

d.    Certain amounts in 2002 have been reclassified to permit comparison.




6.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1) Financial Statements of the Registrant, John Hancock Variable Account JF [FILED HEREWITH]

(2) Financial Statements of the Depositor, John Hancock Variable Life Insurance Company [FILED HEREWITH]

(B) EXHIBITS:

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, is incorporated by reference to the Registrant's registration statement as filed on December 12, 1995.

2.          Not Applicable.

3.    (a)   Form of Distribution and Servicing Agreement by and among John
            Hancock Distributors (formerly known as Manulife Securities Services
            LLC), John Hancock Life Insurance Company and John Hancock Variable
            Life Insurance Company and their respective existing and future
            Separate Accounts, incorporated by reference to Post-Effective
            Amendment No. 50 to File No. 002-38827 filed on Form N-4 on April
            28, 2006

      (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4.    (a)   Form of group deferred variable annuity contract, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

      (b) Form of deferred variable annuity certificate, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

      (c)   Reserved.

      (d) Form of waiver of withdrawal charge rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

      (e) Form of guaranteed retirement income benefit rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

      (f) Form of death benefit enhancement rider, incorporated by reference from Post-Effective Amendment No. 6 to File No. 33-64945, filed on April 16, 2002.

      (g) Form of Accumulated value enhancement rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

5. Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on Form N-4 on August 9, 1999.

6.    (a)   JHVLICO Certificate of Incorporation is incorporated by reference to
            Post-Effective Amendment No. 2 to the Registration Statement of File
            No. 33-79108, filed January 11, 1996.

      (b) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

7.          Not Applicable.

8.    (a)   Participation Agreement Among Templeton Variable Products Series
            Fund, Franklin Templeton Distributors, Inc. and John Hancock Life
            Insurance Company, and John Hancock Variable Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on
            May 4, 2000.

      (b) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (d) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company, and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (e) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company, and Certain Of its Affiliated Insurance Companies, Each on Behalf of Itself and Its Separate Accounts, and John Hancock Funds, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (f) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Variable Lie Insurance Company, filed in Post-Effective Amendment Number 9 to File No. 333-425, filed on November 1, 2000, is hereby incorporated by reference.

9. Opinion and Consent of Counsel as to the legality of securities, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

10.   (a)   Not Applicable.

      (b)   Consent of independent auditors, [FILED HEREWITH]

      (c)   Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd
            G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

      (d) Power of attorney for James R. Boyle, Jonathan Chiel, Robert A. Cook, Marc Costantini, John D. Des Prez III, Warren Thompson [FILED HEREWITH]

11.         Not Applicable.

12.         Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at the time of filing.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



NAME AND PRINCIPAL BUSINESS ADDRESS            POSITION WITH DEPOSITOR
-----------------------------------            -----------------------
John D. DesPrez III*                           Chairman
Robert A. Cook*                                Director, President
James R. Boyle*                                Director, Vice President
Jonathan Chiel*                                Director, Vice President
Marc Costantini*                               Director, Vice President and Chief Financial Officer
Warren A. Thomson**                            Director, Vice President and Chief Investment Officer-US Investments

Peter Copestake**                              Treasurer
Patrick Gill**                                 Controller -- Principal Appointed Officer
Emanuel Alves*                                 Vice President, Counsel and Corporate Secretary
Stephen J. Blewitt                             Vice President - Investment
George H. Braun                                Vice President - Investment
Willma H. Davis                                Vice President -  Investment
Steven Finch                                   Vice President
Philip W. Freiberger                           Vice President - Investment
Richard Harris                                 Vice President and Appointed Actuary
Scott S. Hartz                                 Vice President - Investment
E. Kendall Hines, Jr.                          Vice President - Investment
Naveed Irshad                                  Vice President
William McPadden                               Vice President - Investment
Mark Newton                                    Vice President
Phillip J. Peters                              Vice President - Investment
Steven Mark Ray                                Vice President - Investment
Timothy A. Roseen                              Vice President - Investment
Ivor Thomas                                    Vice President - Investment
*Principal business office is 601 Congress Street, Boston, MA  02210
**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2005 appears below:

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                               ACTIVE CORPORATIONS
                             AS OF DECEMBER 31, 2005

                                                                                    % OF     JURISDICTION OF
AFFILIATE                                                               LEGAL ID   EQUITY     INCORPORATION
---------                                                               --------   ------   ----------------
MANULIFE FINANCIAL CORPORATION                                               2        100   CANADA
   John Hancock Holdings (Delaware) LLC                                   0275        100   Delaware
      John Hancock Financial Services, Inc.                                  3        100   Delaware
   The Manufacturers Life Insurance Company                                  1        100   Canada
      Manulife Bank of Canada                                               58        100   Canada
      Manulife Financial Services Inc.                                     199        100   Canada
      Manulife Securities International Ltd.                                79        100   Canada
      Manulife Canada Ltd.                                                 157        100   Canada
      First North American Insurance Company                               111        100   Canada
      Equinox Financial Group, Inc.                                        239        100   Canada
      EIS Insurance Services, Inc.(1)                                                  50   Canada
      Cantay Holdings Inc.                                                  51        100   Ontario
      Regional Power, Inc.                                                 136       83.5   Canada
      Manulife Data Services, Inc.                                          81        100   Barbados
      Manulife Capital Inc.                                                278        100   Canada
      MSIL Holdings (Canada) Limited                                       289        100   Canada
      880 Belgrave Way Holdings Ltd.                                                  100   British Columbia
      6212344 Canada Limited                                               272        100   Canada
      Manulife Enterprise (Alberta) Limited                                276        100   Alberta
      Manulife Enterprise (Bermuda) Limited                                277        100   Bermuda
      1293319 Ontario Inc.                                                 170        100   Ontario
      3426505 Canada Inc.                                                  161        100   Canada
      FNA Financial Inc.                                                   115        100   Canada
         Elliot & Page Limited                                             116        100   Ontario
      NAL Resources Limited                                                117        100   Alberta
      NAL Resources Management Limited                                     120        100   Canada
      2015500 Ontario Inc.                                                 154        100   Ontario
      NALC Holdings Inc.(2)                                                103         50   Ontario
      2015401 Ontario Inc.                                                 140        100   Ontario
      2024385 Ontario Inc.                                                 153        100   Ontario
      Cavalier Cable, Inc.(3)                                                          78   Delaware
      MFC Global Investment Management (U.S.A.) Limited                    156        100   Canada
      MFC Global Fund Management (Europe) Limited                                     100   England
            MFC Global Investment Management (Europe) Limited               64        100   England
      Manulife Holdings (Alberta) Limited                                  201        100   Alberta
         Manulife Holdings (Delaware) LLC                                  205        100   Delaware
            The Manufacturers Investment Corporation                        87        100   Michigan
               Manulife Reinsurance Limited                                 67        100   Bermuda
                  Manulife Reinsurance (Bermuda) Limited                   203        100   Bermuda
               John Hancock Life Insurance Company (U.S.A.)                 19        100   Michigan
                  Manulife Service Corporation                               7        100   Colorado
                  John Hancock Distributors LLC                              5        100   Delaware

                  John Hancock Investment Management Services, LLC(4)       97         57   Delaware
                  John Hancock Life Insurance Company of New York           94        100   New York
                  Ennal, Inc.                                              124        100   Delaware
                  Avon Long Term Care Leaders LLC                          158        100   Delaware
                  Ironside Venture Partners I LLC                          196        100   Delaware
                  Ironside Venture Partners II LLC                         197        100   Delaware
                  Manulife Leasing Co. LLC                                             80   Delaware
      Manulife Europe Ruckversicherungs-Aktiengesellschaft                 138        100   Germany
      Manulife Holdings (Bermuda) Limited                                  147        100   Bermuda
         Manulife Management Services Ltd.                                 191        100   Barbados
         Manufacturers P&C Limited                                          36        100   Barbados
         Manufacturers Life Reinsurance Limited                             49        100   Barbados
      Manulife (Vietnam) Limited                                           188        100   Vietnam
         Manulife Vietnam Fund Management Company                                     100   Vietnam
      Manulife (Singapore) Pte. Ltd.                                        14        100   Singapore
         John Hancock Ltd.                                                            100   Singapore
      The Manufacturers Life Insurance Co. (Phils.), Inc.                  164        100   Philippines
         FCM Plans, Inc.                                                   155        100   Philippines
         Manulife Financial Plans, Inc.                                    187        100   Philippines
   FCM Holdings Inc.                                                       104        100   Philippines
      Manulife International Holdings Limited                              152        100   Bermuda
         Manulife Provident Funds Trust Company Limited                    163        100   Hong Kong
         Manulife Asset Management (Asia) Limited                           78        100   Barbados
            Manulife Asset Management (Hong Kong) Limited                             100   Hong Kong
            P.T. Manulife Aset Manajemen Indonesia                         141         85   Indonesia
         Manulife (International) Limited                                   28        100   Bermuda
            Manulife-Sinochem Life Insurance Co. Ltd.                       43         51   China
      P.T. Asuransi Jiwa Manulife Indonesia                                 42         71   Indonesia
         P.T. Bunadaya Sarana Informatika                                              98   Indonesia

         P.T. Asuransi Jiwa Arta Mandiri Prima                              75      99.75   Indonesia
         P.T. Indras Insan Jaya Utama                                               99.98   Indonesia

            P.T. Asuransi Jiwa John Hancock Indonesia                                3.76   Indonesia
   6306471 Canada Inc.                                                     282        100   Canada
      CDF (Thailand) Limited                                               287       90.2   Thailand
         OOC (Thailand) Limited(4)                                         288         51   Thailand
            Manulife Insurance (Thailand) Public Company Limited(5)        286      72.54   Thailand
   Manulife Technology & Services Sdn Bhd.                                 285        100   Malaysia
   6306489 Canada Inc.                                                     283        100   Canada
   Manulife Alberta Limited                                                279        100   Alberta
         Manulife European Holdings (Bermuda) Limited                      270        100   Bermuda
            Manulife European Investments (Luxembourg) S.a.r.l.            271        100   Luxembourg
               Manulife Hungary Holdings Limited(6)                        149         99   Hungary
   MLI Resources Inc.                                                      193        100   Alberta
         Manulife Life Insurance Company(7)                                180         35   Japan
            MFC Global Investment Management (Japan) Limited               208        100   Japan
         Manulife Century Investments (Bermuda) Limited                    172        100   Bermuda
            Manulife Century Investments (Luxembourg) S.A.                 173        100   Luxembourg
               Manulife Century Investments (Netherlands) B.V.             174        100   Netherlands
                  Manulife Premium Collection Co. Ltd.                     178
                  Y.K. Manulife Properties Japan                           142        100   Japan
                  Manulife Century Holdings (Netherlands) B.V.             195        100   Netherlands

----------
(1)  50% of EIS Insurance Services, Inc. is owned by Equinox Financial Group,
     Inc.

(2)  50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(3) 22% of Cavalier Cable, Inc. is owned by John Hancock Life Insurance Company (U.S.A.).

(4) 38% of John Hancock Investment Management Services, LLC is owned by John Hancock Life Insurance Company of New York, and the remaining 5% is owned by John Hancock Advisers LLC.

(4)  49% of OQC (Thailand) Limited is owned by 6306489 Canada Inc.

(5) 24.97% OF Manulife insurance (Thailand) Public Company Limited is owned by The Manufacturers Life Insurance Company

(6)  1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(7) 32.5% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) and 32.4% by Manulife Century Holdings (Netherlands) B.V and 35.02% by MLI Resources Inc.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of MARCH 31, 2006, there were 14,481 qualified and 12,561 non-qualified contracts of the series offered hereby outstanding.

ITEM 28. INDEMNIFICATION

Pursuant to Article X of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.


          (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

                  NAME OF INVESTMENT COMPANY                                                        CAPACITY IN WHICH ACTING
                  John Hancock Life Insurance Company (U.S.A.) Separate Account H                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account A                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account N                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account I                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account L                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account M                   Principal Underwriter
                  John Hancock Life Insurance Company of New York Separate Account A                Principal Underwriter
                  John Hancock Life Insurance Company of New York Separate Account B                Principal Underwriter
                  John Hancock Life Insurance Company Variable Annuity Account H                    Principal Underwriter
                  John Hancock Life Insurance Company Variable Annuity Account U                    Principal Underwriter
                  John Hancock Life Insurance Company Variable Annuity Account V                    Principal Underwriter
                  John Hancock Life Insurance Company Variable Life Account UV                      Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account I                   Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account JF                  Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account S                   Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account U                   Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account V                   Principal Underwriter

          (b) Set forth below is Board of Managers of John Hancock Distributors LLC:

                  NAME                                           TITLE
                  Marc Costantini*                               Chairman
                  Steven Finch*                                  President and CEO
                  Kevin Hill*                                    Senior Vice President, U.S. Annuities and Managed Accounts
                  Katherine MacMillan**                          Senior Vice President, Retirement Plan Services
                  Christopher Walker**                           Vice President and CCO

----------

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

          (c)      None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

All books and records are maintained at 601 Congress St. Boston, MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
      Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
      Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 1st day of May 2006.

John Hancock Variable Life Insurance Company
Variable Account JF
(Registrant)

By:   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
     (Depositor)

By:   /s/ John D. DesPrez III
      -----------------------
      John D. DesPrez III
      Chairman

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:   /s/ John D. DesPrez III
      -----------------------
      John D. DesPrez III
      Chairman

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 1st day of May, 2006.

Signature                                        Title
---------                                        -----
/s/ Robert A. Cook                               President and Director
---------------------------
Robert A. Cook                                   (Principal Executive Officer)

/s/ Marc Costantini                              Vice President and Chief Financial Officer
---------------------------
Marc Costantini                                  (Principal Financial Officer)

/s/ Patrick Gill                                 Controller - Principal Appointed Officer
---------------------------
Patrick Gill                                     (Principal Accounting Officer)

*                                                Chairman
---------------------------
John DesPrez III

*                                                Director
---------------------------
James R. Boyle

*                                                Director
---------------------------
Jonathan Chiel

*                                                Director
---------------------------
Warren A. Thomson

*/s/ Arnold Bergman                              Chief Counsel - Annuities
---------------------------
Arnold Bergman
Pursuant to Power of Attorney

                                INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

Exhibits

Item 24.(B)10(b) Consent of Independent Registered Public Accounting Firm

Item 24 (B)10(d) Power of attorney for James R. Boyle, Jonathan Chiel, Robert A. Cook, Marc Costantini, John D. Des Prez III, Warren Thompson